Filed Pursuant to Rule 497
Registration No. 333-140092

Prospectus	April 19, 2007

20,000,000 Shares

PennantPark Investment Corporation is a newly organized, externally managed, closed-end, non-diversified management investment company that intends to file an election to be treated as a business development company under the Investment Company Act of 1940. Our investment objective is to generate both current income and capital appreciation through debt and equity investments. We intend to invest primarily in middle-market companies in the form of mezzanine loans, senior secured loans and equity securities.

We will be managed by PennantPark Investment Advisers, LLC. PennantPark Investment Administration, LLC will provide the administrative services necessary for us to operate.

Because we are newly organized, our shares have no history of public trading. Our common stock has been approved for quotation on The Nasdaq Global Market under the symbol “PNNT”.

Investing in our common stock involves a high degree of risk. Before buying any shares, you should read the discussion of the material risks of investing in our common stock, including the risk of leverage, in “ Risk Factors” beginning on page 13 of the prospectus.

This prospectus contains important information you should know before investing in our common stock. Please read it before you invest and keep it for future reference. Upon completion of this offering, we will file annual, quarterly and current reports, proxy statements and other information about us with the Securities and Exchange Commission, or SEC. We maintain a website at http://www.pennantpark.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. You may also obtain such information by contacting us in writing at: 445 Park Avenue, 10th Floor, New York, New York 10022, Attn: Chief Financial Officer, or by telephone at (212) 307-3280. The SEC maintains a website at http://www.sec.gov that contains this information.

Shares of closed-end investment companies frequently tend to trade at a discount to their net asset value. If our shares trade at a discount to our net asset value, it may increase the risk of loss for purchasers in this offering. Assuming an initial public offering price of $15.00 per share, purchasers in this offering will experience immediate dilution of approximately $1.01 per share. See “Dilution” for more information.

	Per share	Total
Public offering price	$15.000	$300,000,000
Sales load (underwriting discounts and commissions)	$.975	$19,500,000
Proceeds, before expenses, to us(1)	$14.025	$280,500,000

(1)	We estimate that we will incur approximately $900,000 in expenses in connection with this offering.

Immediately prior to the closing of this offering, PennantPark Investment Corporation expects to sell 320,000 shares of common stock to its directors, officers, investment adviser and the managers of its investment adviser at a price of $15.00 per share in a private placement. PennantPark Investment Corporation will receive the full proceeds of this private placement, and no underwriting discounts or commissions will be paid in respect of these shares. The underwriters will reserve up to 500,000 shares from this offering for sale to certain other persons.

Separately, the underwriters may purchase up to an additional 3,000,000 shares of our common stock at the public offering price, less the sales load, to cover over-allotments, if any, within 30 days from the date of this prospectus. If the underwriters exercise this option in full, the total sales load will be $22,425,000 and total proceeds, before expenses, to us will be $322,575,000.

The underwriters are offering the common stock as set forth in “Underwriting.” Delivery of the shares will be made on or about April 24, 2007.

Neither the Securities and Exchange Commission nor any state securities commission has approved or disapproved of these securities or determined if this prospectus is truthful or complete. Any representation to the contrary is a criminal offense.

Bear, Stearns & Co. Inc.	Banc of America Securities LLC	UBS Investment Bank	SunTrust Robinson Humphrey

Keefe, Bruyette & Woods	Friedman Billings Ramsey	Jefferies & Company	Robert W. Baird & Co.

PROSPECTUS SUMMARY

This summary highlights some of the information in this prospectus. It is not complete and may not contain all of the information that you may want to consider. You should read carefully the more detailed information set forth under “Risk Factors” and the other information included in this prospectus. Except where the context suggests otherwise, the terms “we,” “us,” “our” and “PennantPark” refer to PennantPark Investment Corporation; “PennantPark Investment Advisers” or the “investment adviser” refers to PennantPark Investment Advisers, LLC, and “PennantPark Administration” or the “administrator” refers to PennantPark Investment Administration, LLC.

PennantPark Investment Corporation

PennantPark Investment Corporation is a newly organized, externally managed, closed-end, non-diversified management investment company that intends to file an election to be treated as a business development company under the Investment Company Act of 1940, as amended, or the “1940 Act.” In addition, for tax purposes we intend to elect to be treated as a regulated investment company, or RIC, under Subchapter M of the Internal Revenue Code of 1986, as amended, which we refer to as the “Code.” PennantPark’s investment objective is to generate both current income and capital appreciation through debt and equity investments. From time to time, we may also invest in public companies that are thinly traded.

We anticipate that our portfolio will consist primarily of investments in subordinated loans, referred to as mezzanine loans, and senior secured loans made to private U.S. middle-market companies. We expect that the companies in which we invest will typically be highly leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in most cases, will not be rated by national rating agencies. If such companies were rated by the national rating agencies, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system). In addition, we expect the debt securities of such companies to range in maturity from three to ten years. In this prospectus, we use the term “middle-market” to refer to companies with annual revenues between $50 million and $1 billion.

We will also invest in equity securities, such as preferred stock, common stock, warrants or options received in connection with our debt investments or through direct investments. We expect that our investments in mezzanine loans, senior secured loans and other investments will range between $15 million and $50 million each, although this investment size will vary proportionately with the size of our capital base. However, we expect that our initial portfolio upon consummation of this offering will consist primarily of senior secured loans of between $3 and $10 million each.

As of March 21, 2007, we had invested approximately $234 million in senior secured loans, of which $118 million had settled. As of that date, our portfolio consisted of investments with an average investment size of approximately $5.7 million, a weighted average yield of 7.5% and a weighted average maturity of 6.4 years. Immediately prior to the consummation of this offering, we expect that our portfolio will consist primarily of senior secured loans having an aggregate principal amount of approximately $250 million. See “Portfolio Companies.” Over time, however, we expect that our portfolio will include a combination of senior and mezzanine loans and, to a lesser extent, equity securities. See “Discussion of Expected Operating Plans—Credit Facility” and “Business—Investments.”

As of February 6, 2007, we, through Pennant SPV Company, LLC, our wholly owned subsidiary, entered into a credit facility with Bear Stearns Investment Products Inc., or the Lender. This credit facility provided for available borrowings of up to an aggregate principal amount of $200 million, subject to specified borrowing conditions. As of March 26, 2007, we, through Pennant SPV Company, LLC, and the Lender amended the credit facility to increase the aggregate principal amount that may be borrowed to $250 million. In this prospectus, we refer to the credit facility, as amended, as the Credit Facility. We intend to use a portion of the net proceeds of this offering to repay the outstanding principal of, and accrued and unpaid interest on, the Credit Facility as well as to pay the reasonable transaction costs incurred by us and the Lender in establishing the Credit Facility. We have used borrowings under the Credit Facility to purchase the senior secured loans that constitute our current portfolio.

While our primary focus will be to generate current income and capital appreciation through debt and equity investments in thinly traded or private U.S. companies, we may invest up to 30% of the portfolio in opportunistic investments. These investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

About PennantPark Investment Advisers

We will seek to capitalize on the investing experience and contacts of Arthur H. Penn, the Founder of PennantPark and the Founder of our investment adviser, PennantPark Investment Advisers, LLC. Mr. Penn has over 20 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. He has been involved in originating, structuring, negotiating, consummating, managing and monitoring investments in each of these businesses. Mr. Penn is a Co-founder and former Managing Partner of Apollo Investment Management, L.P., or Apollo Investment Management, which is the investment adviser of Apollo Investment Corporation, or Apollo Investment, a publicly traded business development company. Mr. Penn served as the Chief Operating Officer and a member of the investment committee of Apollo Investment from its inception in April 2004 through February 2006 and was President and Chief Operating Officer from February 2006 through November 30, 2006.

During the period in which Mr. Penn was the Chief Operating Officer, Apollo Investment raised approximately $930 million of gross proceeds in an initial public offering in April 2004 and raised an additional $308 million in a follow-on offering of public equity in March 2006. Mr. Penn supervised the negotiation and execution of a senior secured credit facility with a syndicate of banks which, as amended, provides for borrowings up to $2.0 billion. During Mr. Penn’s tenure with Apollo Investment, it invested approximately $2.8 billion in 73 companies in partnership with 54 different financial sponsors.

Over his 20-year career in the financial services industry, Mr. Penn has developed a network of financial sponsor relationships as well as relationships with management teams, investment bankers, attorneys and accountants that we believe will provide us with access to substantial investment opportunities.

Aviv Efrat serves as our Chief Financial Officer and Treasurer. Mr. Efrat, who is also a Managing Director of PennantPark Administration, has extensive experience in finance and administration of registered investment companies, having served for a decade as a Director at BlackRock, LLC, a leading investment firm. Our investment adviser has three experienced investment professionals, in addition to Mr. Penn, who are partners of the firm. These investment professionals, Geoffrey Chang, Salvatore Giannetti III and Whit Williams, have a combined 44 years of experience in the mezzanine, private equity and leveraged finance businesses. We and our investment adviser expect to hire additional investment professionals to assist with our ongoing management and in investing the proceeds of this offering. Specifically, we intend to hire a chief compliance officer promptly after completion of this offering. Following this offering, our investment adviser intends to expand its management team to a total of seven to ten investment professionals with skills applicable to our business plan within 12 months of the completion of this offering. We expect such investment professionals to have experience in middle-market investing, leveraged and mezzanine finance and the capital markets.

MARKET OPPORTUNITY

PennantPark intends to invest primarily in mezzanine loans, senior secured loans and equity securities of U.S. middle-market companies. We believe that the size of the middle-market, coupled with the demands of these companies for flexible sources of capital, creates an attractive investment environment for PennantPark.

•

We believe middle-market companies have faced increasing difficulty in raising debt through the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. We believe this has made it harder for middle-market companies to raise funds by issuing high-yield debt securities.

•

We believe there is a large pool of un-invested private equity capital likely to seek mezzanine capital to support private investments. We expect that private equity firms will continue to be active investors in middle-market companies and that these private equity funds will seek to leverage their investments by combining capital with mezzanine loans and/or senior secured loans from other sources. We expect such activity to be funded by the record amounts of private equity capital that have been raised in recent years.

•

We believe that opportunities to invest mezzanine and other debt capital will remain strong. We expect that the volume of domestic “public-to-private” transactions as well as the number of companies selecting a “sale” alternative versus raising capital in the public equity markets as a means of increasing liquidity will remain large. Additionally, the cost and effort associated with being a public company in the United States have become more onerous, causing many management teams to consider alternative liquidity strategies.

COMPETITIVE ADVANTAGES

We believe that we have the following competitive advantages over other capital providers in middle-market companies:

Management expertise

Mr. Penn will have principal management responsibility for PennantPark Investment Advisers as its Managing Member. Mr. Penn has more than 20 years of experience in mezzanine lending, leveraged finance, private equity and distressed debt investing. Through his tenure at Apollo Investment Management, he also has direct experience in successfully capitalizing, staffing and managing a publicly traded business development company. Mr. Efrat serves as our Chief Financial Officer and Treasurer and is also a Managing Director of PennantPark Administration. He has extensive experience in finance and administration of registered investment companies, having served for a decade as a Director at BlackRock, LLC, a leading investment firm. Our investment adviser has three experienced investment professionals, in addition to Mr. Penn, who are partners of the firm. These investment professionals, Messrs. Chang, Giannetti and Williams, have a combined 44 years of experience in the mezzanine, private equity and leveraged finance businesses. Mr. Chang was previously a Founding Member and Principal of Audax Mezzanine from 2000 through 2007. Mr. Giannetti previously served as Partner in the private equity firm of Wilton Ivy Partners from 2004 through 2007. Mr. Williams was most recently a Managing Director at UBS Investment Bank in its Leveraged Finance and Financial Sponsors Group.

We believe that this experience, together with the expertise of the investment professionals of our investment adviser in raising capital, investing in debt and equity securities and managing investments in companies, will afford PennantPark a competitive advantage in identifying and investing in middle-market companies. We and our investment adviser intend to hire additional investment professionals with skills applicable to our business plan, including experience in middle-market investing, leveraged and mezzanine finance and capital markets.

Mr. Penn, our other officers and directors and the managers of our investment adviser have invested or committed to invest, directly and indirectly, an aggregate of approximately $6.0 million in 400,000 shares of PennantPark prior to this offering.

Disciplined investment approach with strong value orientation

We intend to employ a disciplined approach in selecting investments that meet our value-oriented investment criteria. Consistent with the investment strategy employed by Mr. Penn at Apollo Investment Management, our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our investment adviser, intend to conduct a rigorous due diligence process.

Focusing on investments that can generate positive risk-adjusted returns

Our investment adviser will seek to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions, we will also seek to pursue and invest in companies that we believe can generate positive risk-adjusted returns.

Ability to source and evaluate transactions through our investment adviser’s research capability and established network

Mr. Penn and the management team of our investment adviser have long-term relationships with management consultants and management teams that we believe will enable us to evaluate investment opportunities effectively in numerous industries, as well as giving us access to substantial information concerning those industries. We believe the expertise of our investment advisers’ management team will enable PennantPark Investment Advisers to identify, assess and structure investments successfully across all levels of a company’s capital structure and to manage potential risk and return at all stages of the economic cycle.

We intend to identify potential investments both through active origination and through dialogue with numerous management teams, members of the financial community and corporate partners with whom Mr. Penn and the other investment professionals of our investment adviser have long-term relationships.

Flexible transaction structuring

We expect that the in-depth coverage and experience of Mr. Penn, as well as that of the other investment professionals of our investment adviser, will enable us to invest throughout various stages of the economic cycle and will provide our investment adviser with access to ongoing market insights in addition to a significant investment sourcing engine. We believe PennantPark Investment Advisers will be able to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our objective, even during turbulent periods in the capital markets.

Longer investment horizon with attractive publicly traded model

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will enable us to generate returns on invested capital and to be a better long-term partner for our portfolio companies.

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by PennantPark Investment Advisers and supervised by our board of directors, a majority of whom are independent of our investment adviser and PennantPark. PennantPark Investment Advisers is a newly formed investment adviser that is registered under the Investment Advisers Act of 1940, or the “Advisers Act.” Under our investment management agreement with PennantPark Investment Advisers, which we refer to as the “Investment Management Agreement,” we have agreed to pay PennantPark Investment Advisers an annual base management fee based on our gross assets as well as an incentive fee based on our investment performance. We intend to execute the Investment Management Agreement at the time we elect to be treated as a business development company, which we expect to occur shortly before the consummation of this offering. Prior to making this election, our relationship with the investment adviser is governed by an interim investment management agreement, which we refer to as the “Interim Investment Management Agreement.” See “Management—Investment Management Agreement.”

We have also entered into an administrative agreement, which we refer to as the “Administration Agreement,” with PennantPark Administration. Under the Administration Agreement, we have agreed to reimburse PennantPark Administration for our allocable portion of overhead and other expenses incurred by PennantPark Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs. See “Management — Administration Agreement.”

As a business development company, we will be required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle formed in the future and managed by our investment adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. If our investment adviser undertakes to manage a new fund in the future, we will not invest in any portfolio company in which that fund has a pre-existing investment, although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

We, through a wholly owned subsidiary, Pennant SPV Company, LLC, have established a Credit Facility to fund portfolio investments prior to consummation of this offering, which we intend to repay using a portion of the proceeds of this offering. We may also borrow funds to make investments subsequent to this offering to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities or if our board of directors determines that leveraging our portfolio would be in the best interest of PennantPark and our stockholders. We have not decided the extent to which we will finance portfolio investments using debt. After we repay the Credit Facility, we do not intend to borrow money to fund our investments until such time as we have invested substantially all of the proceeds of the offering. See “Regulation.” See “Material U.S. Federal Income Tax Considerations.”

OUR CORPORATE INFORMATION

Our offices are located at 445 Park Avenue, 10th Floor, New York, New York 10022, telephone number (212) 307-3280.

THE OFFERING

Common stock offered by us

20,000,000 shares, excluding 3,000,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters. The underwriters have reserved up to 500,000 shares of common stock for sale to certain other persons.

Directors, officers and investment adviser’s management private placement

Our investment adviser purchased 80,000 shares in a private placement in connection with the establishment of the Credit Facility and, immediately prior to the closing of this offering, we expect to sell 320,000 shares of common stock to our directors, officers, our investment adviser and the managers of our investment adviser at a price of $15.00 per share in a private placement. We will receive the full proceeds of this private placement, and no underwriting discounts or commissions will be paid in respect of these shares.

Common stock to be outstanding after this offering

20,400,000 shares (including 400,000 shares acquired by our directors, officers, our investment adviser and the managers of our investment adviser in private placements prior to this offering), excluding 3,000,000 shares of common stock issuable pursuant to the over-allotment option granted to the underwriters.

Use of proceeds

We intend to use approximately $250 million of the net proceeds of this offering to repay the outstanding principal of, and accrued and unpaid interest on, the Credit Facility. We plan to invest the balance of the net proceeds of this offering in portfolio companies in accordance with our investment objective and the strategies described in this prospectus. As a result of this investment and other anticipated investments, we expect that our portfolio will initially consist primarily of senior secured loans because we anticipate that we will be able to invest in such loans more rapidly than we can invest in mezzanine loans and equity securities.

We anticipate that a substantial portion of the net proceeds of this offering will be invested within 12 to 18 months and all of the net proceeds will be invested within two years, in accordance with our investment objective, depending on the availability of appropriate investment opportunities and market conditions. Pending such investments, we will invest the remaining net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. See “Use of Proceeds.”

Nasdaq Global Market symbol	“PNNT”

Trading at a discount	Shares of closed-end investment companies frequently trade at a discount to their net asset value.

Distributions	We intend to distribute quarterly distributions to our stockholders out of assets legally available for distribution. Our quarterly distributions, if any, will be determined by our board of directors.

Taxation

We intend to elect to be treated for federal income tax purposes as a RIC. As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To obtain RIC status and the associated tax benefits, we must meet specified source-of-income and asset diversification requirements and distribute annually at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of assets legally available for distribution. For a short period (less than one month after the closing of this offering), we may not be a RIC and may be subject to corporate-level income tax. See “Distributions.”

Leverage

We have borrowed funds to make investments under the Credit Facility prior to consummation of this offering, and we may borrow other funds subsequent to this offering. After we repay the Credit Facility, we do not intend to borrow money to fund our investments until such time as we have invested substantially all of the proceeds of this offering. The costs associated with our borrowings, including any increase in the investment advisory fee payable to our investment adviser, will be borne by our common stockholders.

Dividend reinvestment plan

We have adopted a dividend reinvestment plan for our stockholders. This will be an “opt out” dividend reinvestment plan. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be reinvested automatically in additional shares of our common stock, unless our stockholders specifically “opt out” of the dividend reinvestment plan, so as to receive cash dividends or other distributions. Stockholders who receive distributions in the form of shares of common stock will be subject to the same federal, state and local tax consequences as stockholders who elect to receive their distributions in cash. See “Dividend Reinvestment Plan.”

Investment advisory fees

We will pay PennantPark Investment Advisers a fee for its services under the Investment Management Agreement consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.00 percent of our gross assets. Although the management fee will be 2.00 percent of our gross assets, the investment adviser has agreed to waive a portion of the base management fee such that the base management fee will equal 1.50 percent from the consummation of this offering through September 30, 2007, 1.75 percent from October 1, 2007 through March 31, 2008, and 2.00 percent thereafter. The incentive fee will consist of two parts. The first part will be calculated and payable quarterly in arrears based upon our “Pre-Incentive Fee Net Investment Income” for the immediately preceding quarter, and will be subject to a Hurdle (as defined under “Fees and Expenses”) and a “catch-up”

feature. The second part will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date) and will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. See “Management—Investment Management Agreement.”

Administration Agreement

We will reimburse PennantPark Administration for the allocable portion of overhead and other expenses incurred by PennantPark Administration in performing its obligations under the Administration Agreement, including furnishing us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities, as well as providing us with other administrative services. To the extent that our administrator outsources any of its functions, we will pay the fees associated with such functions on a direct basis without profit to the administrator. See “Management—Administration Agreement.”

License arrangements

We have entered into a license agreement with PennantPark Investment Advisers, which we refer to as the “License Agreement,” pursuant to which PennantPark Investment Advisers has agreed to grant us a non-exclusive license to use the name “PennantPark.” For a description of PennantPark Investment Advisers, PennantPark Administration and our contractual arrangements with these companies, see “Management—Investment Management Agreement,” “—Administration Agreement” and “—License Agreement.”

Anti-takeover provisions

Our board of directors is divided into three classes of directors serving staggered three-year terms. This structure is intended to increase the likelihood of continuity of management, which may be necessary for us to realize the full value of our investments. A staggered board of directors also may serve to deter hostile takeovers or proxy contests, as may certain other measures adopted by us. See “Description of Our Capital Stock.”

Risk factors	The value of our assets, as well as the market price of our shares, will fluctuate. You may lose all or part of your investment. Investing in PennantPark involves other risks, including the following:

•	We are a new company with a limited operating history.

•

We are dependent upon PennantPark Investment Advisers’ key personnel for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our management team, our ability to achieve our investment objective could be significantly harmed.

•	We operate in a highly competitive market for investment opportunities.

•	We intend to elect to be treated as a RIC, and we will be subject to corporate-level income tax if we are unable to qualify as a RIC.

•	We are a non-diversified fund.

•	The lack of liquidity in our investments may adversely affect our business.

•	Investing in our shares may involve an above average degree of risk.

•

Since we intend to use debt to finance our investments prior to the completion of this offering and we may obtain additional debt financing subsequent to this offering, changes in interest rates may affect our cost of capital and net investment income.

•	We will need to raise additional capital to grow because we must distribute most of our income.

•	Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

See “Risk Factors” beginning on page 13 for more information on these and other risks you should carefully consider before deciding to invest in shares of our common stock.

Available information

We have filed with the SEC a registration statement on Form N-2 under the Securities Act of 1933, as amended, or the “Securities Act,” which contains additional information about us and the shares of our common stock being offered by this prospectus. After completion of this offering, we will be required to file periodic reports, proxy statements and other information with the Securities and Exchange Commission, or the SEC. This information will be available at the SEC’s public reference room in Washington, D.C. and on the SEC’s website at http://www.sec.gov.

We maintain a website at http://www.pennantpark.com and intend to make all of our annual, quarterly and current reports, proxy statements and other information available, free of charge, on or through our website. You may also obtain such information by contacting us in writing at: 445 Park Avenue, 10th Floor, New York, New York 10022, Attn: Chief Financial Officer, or by telephone at (212) 307-3280.

FEES AND EXPENSES

The following table is intended to assist you in understanding the costs and expenses that an investor in this offering will bear directly or indirectly. We caution you that some of the percentages indicated in the table below are estimates and may vary. The following table should not be considered a representation of our future expenses. Actual expenses may be greater or less than shown. Except where the context suggests otherwise, whenever this prospectus contains a reference to fees or expenses paid by “us” or “PennantPark,” or that “we” will pay fees or expenses, stockholders will indirectly bear such fees or expenses as investors in PennantPark.

Stockholder transaction expenses:
Sales load (as a percentage of offering price)	6.50	%(1)
Offering expenses (as a percentage of offering price)	0.30	%(2)
Dividend reinvestment plan expenses	None	(3)

Total stockholder transaction expenses (as a percentage of offering price)	6.80%
Estimated annual expenses (as a percentage of net assets attributable to common stock):
Management fees	2.00	%(4)
Incentive fees payable under Investment Management Agreement (20% of realized capital gains and 20% of Pre-Incentive Fee Net Investment Income)	0.00	%(5)
Interest accrued on borrowed funds	0.17	(6)
Other expenses	1.41	%(7)
Acquired Fund Fees and Expenses	None	(8)

Total annual expenses (estimated)	3.58	%(4)(7)

Example

The following example demonstrates the projected dollar amount of total cumulative expenses that would be incurred over various periods with respect to a hypothetical investment in our common stock. In calculating the following expense amounts, we have assumed we would have no indebtedness and that our annual operating expenses remain at the levels set forth in the table above.

	1 year	3 years	5 years	10 years
You would pay the following expenses on a $1,000 investment, assuming a 5% annual return	$96.43	$160.88	$227.49	$403.98

While the example assumes, as required by the SEC, a 5% annual return, our performance will vary and may result in a return greater or less than 5%. Additionally, we have assumed that the entire amount of such 5% annual return would constitute ordinary income as we do not expect to realize significant amounts of positive capital gains (computed net of all realized capital losses and unrealized capital depreciation) on our investments in the foreseeable future. Because the assumed 5% annual return is significantly below the hurdle rate (described in note 5 below) of 7% (annualized) that we must achieve under the Investment Management Agreement to trigger the payment of an income-based incentive fee, we have assumed, for purposes of the above example, that no income-based incentive fee would be payable if we realized a 5% annual return on our investments. Additionally, because we do not expect to realize significant amounts of positive capital gains (computed net of all realized capital losses and unrealized capital depreciation) on our investments for the foreseeable future, we have assumed that we will not trigger the payment of any capital gains-based incentive fee in any of the indicated time periods. If we achieve sufficient returns on our investments, including through the realization of capital gains, to trigger an incentive fee of a material amount, our expenses and returns to our investors would be higher. In addition, the example assumes inclusion of the sales load of $65 in the first year and reinvestment of all dividends and other distributions at net asset value. Participants in our dividend reinvestment plan will receive a number of shares of our common stock determined by dividing the total dollar amount of the distribution payable to a participant by the market price per share of our common stock at the close of trading on the valuation date for the distribution. See “Dividend Reinvestment Plan” for additional information regarding our dividend reinvestment plan.

This example should not be considered a representation of our future expenses, and actual expenses (including the cost of debt, if any, and other expenses) may be greater or less than those shown.

(1)	The underwriting discount and commission with respect to shares sold in this offering, which is a one-time fee, is the only sales load paid in connection with this offering.
(2)	Amount reflects estimated offering expenses of approximately $900,000.
(3)	The expenses of the dividend reinvestment plan are included in “other expenses.”
(4)	Our management fee under the Investment Management Agreement is based on our gross assets. Although the base management fee will be 2.00 percent of our gross assets, the investment adviser has agreed to waive a portion of the base management fee such that the base management fee will equal 1.50 percent from the consummation of this offering through September 30, 2007, 1.75 percent from October 1, 2007 through March 31, 2008, and 2.00 percent thereafter. See “Management—Investment management agreement” and footnote 5 below.

(5)	Based on our current business plan, we anticipate that a substantial portion of the net proceeds of this offering will be invested within 12 to 18 months, and all of the net proceeds will be invested within two years, in accordance with our investment objective. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we expect that we will not have any capital gains and only an insignificant amount of interest income that will not exceed the quarterly Hurdle discussed below. As a result, we do not anticipate paying any incentive fees in the first year after the completion of this offering. Once fully invested, we expect the incentive fees we pay to increase to the extent we earn greater interest income through our investments in portfolio companies and, to a lesser extent, realize capital gains upon the sale of equity investments in our portfolio companies. The incentive fee consists of two parts:

The first part, which is payable quarterly in arrears, will equal 20% of the excess, if any, of our “Pre-Incentive Fee Net Investment Income” that exceeds a 1.75% quarterly (7.00% annualized) hurdle rate (the “Hurdle”), subject to a “catch-up” provision measured at the end of each calendar quarter. The first part of the incentive fee will be computed and paid on income that may include interest that is accrued but not yet received in cash. The operation of the first part of the incentive fee for each quarter is as follows:

•	no incentive fee is payable to our investment adviser in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;
•	100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser. We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our Pre-Incentive Fee Net Investment Income, as if a Hurdle did not apply when our Pre-Incentive Fee Net Investment Income exceeds 2.1875% in any calendar quarter; and
•	20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

The second part of the incentive fee will equal 20% of our “Incentive Fee Capital Gains,” if any, which will equal our realized capital gains on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees. The second part of the incentive fee will be payable, in arrears, at the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing with the year ending December 31, 2007. For a more detailed discussion of the calculation of this fee, see “Management–Investment Management Agreement.”

(6)	We, through our wholly owned subsidiary, Pennant SPV Company, LLC, have established a Credit Facility to fund portfolio investments prior to the consummation of this offering. From the date we entered into it through March 21, 2007, we accrued approximately $487,000 in interest expense under the Credit Facility. We anticipate repaying all of the debt incurred under the Credit Facility and terminating it upon the closing of this offering, and investors in this offering will not pay interest indirectly under the Credit Facility after we have repaid all amounts owing under it. We may also borrow funds to make investments subsequent to this offering to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities or if our board of directors determines that leveraging our portfolio would be in the best interest of PennantPark and our stockholders. We have not decided whether, and to what extent, we will finance portfolio investments using debt. After we repay the Credit Facility, we do not intend to borrow money to fund our investments until such time as we have invested substantially all of the proceeds of the offering. However, assuming we borrow for investment purposes an amount equal to 40% of our total assets (including such borrowed funds) and that the annual interest rate on the amount borrowed is 6.40%, our total annual expenses (estimated) on a gross basis would be as follows:

Management fees	2.00%
Incentive fees payable under investment advisory and management agreement (20% of realized capital gains and 20% of Pre-Incentive Fee Net Investment Income)	0.00%
Interest payments on borrowed funds	2.56%
Other expenses	0.80%

Total annual expenses (estimated)	5.36%

(7)	Includes estimated organizational expenses of $218,000 (which are non-recurring) and our overhead expenses, including payments under the Administration Agreement, based on our projected allocable portion of overhead and other expenses incurred by PennantPark Administration in performing its obligations under the Administration Agreement. See “Management—Administration Agreement.”

(8)	We have no current intention to invest in the securities or other investment instruments of investment companies, other than our wholly owned subsidiary, Pennant SPV Company, LLC. However, we are permitted to make such investments in limited circumstances under the 1940 Act. If we were to make such investments, we would incur fees and our shareholders would pay two levels of fees. As we have no current expectation of making any such investments, any estimate of the amount of such fees would be highly speculative. Our wholly owned subsidiary, Pennant SPV Company, LLC, which holds investments acquired prior to the closing of this offering, is technically an investment company; however, this subsidiary will charge no additional fees.

RISK FACTORS

Before you invest in our shares, you should be aware of various risks, including those described below. You should carefully consider these risk factors, together with all of the other information included in this prospectus, before you decide whether to make an investment in our common stock. The risks set out below are not the only risks we face. If any of the following events occur, our business, financial condition and results of operations could be materially adversely affected. In such case, our net asset value and the trading price of our common stock could decline, and you may lose all or part of your investment.

RISKS RELATING TO OUR BUSINESS AND STRUCTURE

We are a new company with a limited operating history.

We were incorporated in January 2007. We are subject to all of the business risks and uncertainties associated with any new business, including the risk that we will not achieve our investment objective and that the value of your investment could decline substantially. Although we have used, and will continue to use, the proceeds of the Credit Facility to acquire portfolio investments prior to consummation of this offering, we anticipate that it will take us up to 12 to 18 months to invest a substantial portion of the net proceeds of this offering, and up to two years to invest all of the net proceeds in accordance with our investment objective. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. During this period, we will invest the net proceeds of this offering remaining after repayment of the Credit Facility in short-term investments, such as cash and cash equivalents. We expect we will earn yields substantially lower than the interest income that we anticipate receiving in respect of investments in mezzanine loans, senior secured loans and equity securities. As a result, any distributions we make during this period may be substantially lower than the distributions that we expect to pay when our portfolio is fully invested.

We are dependent upon PennantPark Investment Advisers’ key personnel for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our management team, our ability to achieve our investment objective could be significantly harmed.

We will depend on the diligence, skill and network of business contacts of the investment professionals of PennantPark Investment Advisers. We will also depend, to a significant extent, on PennantPark Investment Advisers’ access to the investment information and deal flow generated by these investment professionals and any others that may be hired by our investment adviser. Mr. Penn and other managers of PennantPark Investment Advisers will evaluate, negotiate, structure, close and monitor our investments. Our future success will depend on the continued service of Mr. Penn and other management personnel of PennantPark Investment Advisers. The departure of Mr. Penn or any other managers of PennantPark Investment Advisers could have a material adverse effect on our ability to achieve our investment objective. In addition, we can offer no assurance that PennantPark Investment Advisers will remain our investment adviser.

We are dependent on the efforts of a limited management team.

At this time, our operations depend upon the efforts, knowledge and expertise of our management team and that of our investment adviser, including Messrs. Penn, Chang, Efrat, Giannetti and Williams. Our investment adviser intends to expand its management team to a total of seven to ten investment professionals within the first 12 months after completion of this offering. We also expect to hire a chief compliance officer promptly after completion of this offering. However, it is our investment adviser’s intention to maintain a relatively small management team. We anticipate that this team will operate without the financial and other resources and commitments typically associated with large institutional investment firms. We cannot assure you that the additional professionals our investment adviser may retain will have the expertise or experience of Mr. Penn and the other investment professionals of the investment adviser. We also cannot assure you that unforeseen business, medical, personal or other circumstances will not lead Mr. Penn or any of the other investment professionals hired by our investment adviser to terminate his or her employment with us. The loss of investment professionals of our investment adviser, if any, would be detrimental to our ability to achieve our business objectives and could have a material adverse affect on our financial condition and results of operations.

Our investment adviser and its management will have limited experience managing a business development company.

The 1940 Act imposes numerous constraints on the operations of business development companies. For example, business development companies are required to invest at least 70% of their total assets primarily in securities of private or thinly traded U.S. public companies, cash, cash equivalents, U.S. government securities and other high quality debt investments that mature in one year or less. These constraints may hinder our investment adviser’s ability to take advantage of attractive investment opportunities and to achieve our investment objective. While Mr. Penn, our Chief Executive Officer and the Managing Member of our investment adviser, has approximately two and one-half years of experience managing the investments of another business development company, such experience may not translate directly into his roles acting on our behalf. This is also true of the other investment professionals of our investment adviser. In addition, the investment philosophy and techniques used by PennantPark Investment Advisers may differ from those other funds. Accordingly, we can offer no assurance that PennantPark will replicate the historical performance of other investment companies with which Mr. Penn or our other investment professionals has been affiliated, and we caution you that our investment returns could be substantially lower than the returns achieved by such other companies.

Our financial condition and results of operation will depend on our ability to manage future growth effectively.

Our ability to achieve our investment objective will depend on our ability to grow, which will depend, in turn, on our investment adviser’s ability to identify, invest in and monitor companies that meet our investment criteria.

Accomplishing this result on a cost-effective basis will be largely a function of our investment adviser’s structuring of the investment process, its ability to provide competent, attentive and efficient services to us and our access to financing on acceptable terms. The management team of PennantPark Investment Advisers will have substantial responsibilities under the investment advisory and management agreement. In order to grow, we and our investment adviser will need to hire, train, supervise and manage new employees. However, we can offer no assurance that any such employees will contribute effectively to the work of the investment adviser, and caution you that they may also be called upon to provide managerial assistance to our portfolio companies as the principals of our administrator. Such demands on their time may distract them or slow our rate of investment. Any failure to manage our future growth effectively could have a material adverse effect on our business, financial condition and results of operations.

We operate in a highly competitive market for investment opportunities.

A number of entities will compete with us to make the types of investments that we plan to make in middle-market companies. We will compete with public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. Additionally, because competition for investment opportunities generally has increased among alternative investment vehicles, such as hedge funds, those entities have begun to invest in areas they have not traditionally invested in, including making investments in middle- market companies. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified, and we expect the trend to continue. Many of our potential competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We cannot assure you that the competitive pressures we face will not have a material adverse effect on our business, financial condition and results of operations. Also, as a result of this competition, we may not be able to take advantage of attractive investment opportunities from time to time, and we can offer no assurance that we will be able to identify and make investments that are consistent with our investment objective.

Entrants in our industry compete on several factors, including price, flexibility in transaction structuring, customer service, reputation, market knowledge and speed in decision-making. We will not seek to compete primarily based on the interest rates we offer, and we believe that some of our competitors may make loans with interest rates that are lower than the rates we offer. We may lose investment opportunities if we do not match our competitors’ pricing, terms and structure. However, if we match our competitors’ pricing, terms and structure, we may experience decreased net interest income and increased risk of credit loss.

We intend to elect to be treated as a RIC. Once we have elected RIC-status, we will not be subject to corporate-level income tax unless we are unable to qualify as a RIC or fail to satisfy distribution requirements.

To qualify as a RIC under the Code and obtain RIC tax benefits, we must meet certain income source, asset diversification and annual distribution requirements. For a short period (less than one month after the closing of this offering), we may not be a RIC and may be subject to corporate-level income tax. The annual distribution requirement for a RIC is satisfied if we distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders on an annual basis. To the extent we use debt financing in the future, we may be subject to certain asset coverage ratio requirements under the 1940 Act and financial covenants under loan and credit agreements that could, under certain circumstances, restrict us from making distributions necessary to qualify for RIC tax benefits. If we are unable to obtain cash from other sources, we may fail to qualify for such benefits and, thus, may be subject to corporate-level income tax. To qualify as a RIC, we must also meet certain asset diversification requirements at the end of each calendar quarter. Failure to meet these tests may result in our having to dispose of certain investments quickly in order to prevent the loss of RIC status. Because we anticipate that most of our investments will be in the securities of relatively illiquid middle-market private companies, any such dispositions could be made at disadvantageous prices and may result in substantial losses. If we fail to qualify for RIC tax benefits for any reason and remain or become subject to corporate income tax, the resulting corporate taxes could substantially reduce our net assets, the amount of income available for distribution and the amount of our distributions. Such a failure would have a material adverse effect on us and our stockholders.

We may have difficulty paying our required distributions if we recognize income before or without receiving cash representing such income.

For federal income tax purposes, we will include in income certain amounts that we have not yet received in cash, such as original issue discount, which may arise if we receive warrants in connection with the making of a loan or possibly in other circumstances, or contracted payment-in-kind, or “PIK,” interest, which represents contractual interest added to the loan balance and due at the end of the loan term. Such original issue discount, which could be significant relative to our overall investment assets, and increases in loan balances as a result of contracted PIK interest will be included in income before we receive any corresponding cash payments. We also may be required to include in income certain other amounts that we will not receive in cash.

That part of the incentive fee payable by us that relates to our net investment income will be computed and paid on income that may include interest that has been accrued but not yet received in cash. If a portfolio company defaults on a loan that is structured to provide accrued interest, it is possible that accrued interest previously used in the calculation of the incentive fee will become uncollectible.

In certain cases we may recognize income before or without receiving cash representing such income. As a result, we may have difficulty meeting the tax requirement to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to obtain RIC tax benefits. Accordingly, we may have to sell some of our investments at times we would not consider advantageous, raise additional debt or equity capital or reduce new investment originations to meet these distribution requirements. If we are not able to obtain cash from other sources, we may fail to qualify for RIC tax benefits and thus be subject to corporate level income tax. See “Material U.S. Federal Income Tax Considerations—Taxation as a RIC.”

Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.

We may issue debt securities or preferred stock and/or borrow money from banks or other financial institutions, which we refer to collectively as “senior securities,” up to the maximum amount permitted by the 1940 Act. Under the provisions of the 1940 Act, we will be permitted as a business development company to issue senior securities only in amounts such that our asset coverage, as defined in the 1940 Act, equals at least 200% after each issuance of senior securities. If the value of our assets declines, we may be unable to satisfy this test. If that happens, we may be required to sell a portion of our investments and, depending on the nature of our leverage, repay a portion of our indebtedness at a time when such sales may be disadvantageous.

We are not generally able to issue and sell our common stock at a price below net asset value per share. We may, however, sell our common stock, at a price below the current net asset value of the common stock, or sell warrants, options or rights to acquire such common stock, at a price below the current net asset value of the common stock. To do this, our board of directors must determine that such sale is in the best interests of PennantPark and our stockholders, and our stockholders must approve PennantPark’s policy and practice of making such sales. In any such case, the price at which our securities are to be issued and sold may not be less than a price which, in the determination of our board of directors, closely approximates the market value of such securities (less any distributing commission or discount).

In addition to issuing securities to raise capital as described above, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in any such securitized pool of loans. An inability to successfully securitize our loan portfolio could limit our ability to grow our business, fully execute our business strategy and decrease our earnings, if any. Moreover, the successful securitization of our loan portfolio might expose us to losses as the residual loans in which we do not sell interests will tend to be those that are riskier and more apt to generate losses.

Any failure on our part to maintain our status as a business development company would reduce our operating flexibility.

If we do not remain a business development company, we might be regulated as a closed-end investment company under the 1940 Act, which would subject us to substantially more regulatory restrictions under the 1940 Act and correspondingly decrease our operating flexibility.

Since, in addition to entering into the Credit Facility, we may obtain additional debt financing subsequent to this offering, we are exposed to the typical risks associated with leverage.

•

We are exposed to increased risk of loss by incurring debt to make investments. If we have outstanding debt, a decrease in the value of our investments has a greater negative impact on the value of our common stock than it would if we did not use debt.

•

Our ability to pay distributions is restricted when our asset coverage ratio is not at least 200%, and any amounts that we use to service our indebtedness is not available for distributions to our common stockholders.

•

Our existing debt is governed by the terms of the Credit Facility, and any future debt will likely be governed by an indenture or other instrument containing covenants restricting our operating flexibility.

•	We, and indirectly our stockholders, bear the cost of issuing and servicing such debt.

•	Any convertible or exchangeable securities that we issue in the future may have rights, preferences and privileges more favorable than those of our common stock.

The following table is designed to illustrate the effect on return to a holder of our common stock of the leverage created by our use of borrowing, at the weighted average annual interest rate of 6.40% and assuming hypothetical annual returns on our portfolio of minus 10 to plus 10 percent. As can be seen, leverage generally increases the return to stockholders when the portfolio return is positive and decreases return when the portfolio return is negative. Actual returns may be greater or less than those appearing in the table.

Assumed Return on Portfolio (Net of Expenses)(1)	-10.0%	-5.0%	0	5.0%	10.0%
Corresponding Return to Common Stockholders(2)	-20.93%	-12.60%	-4.27%	4.07%	12.40%

(1)	The assumed portfolio return is required by regulation of the SEC and is not a prediction of, and does not represent, our projected or actual performance.
(2)	In order to compute the “Corresponding Return to Common Stockholders,” the “Assumed Return on Portfolio” is multiplied by the total value of our assets at the beginning of the period to obtain an assumed return to us. From this amount, all interest expense expected to be accrued during the period is subtracted to determine the return available to stockholders. The return available to stockholders is then divided by the total value of our net assets as of the beginning of the period to determine the “Corresponding Return to Common Stockholders.” See footnote 6 under “Fees and Expenses” for information on the assumptions included in the above calculations.

Since we are using debt to finance our investments prior to the completion of this offering, and we may use additional debt financing subsequent to this offering, changes in interest rates may affect our cost of capital and net investment income.

Since we are using debt to finance investments, our net investment income will depend, in part, upon the difference between the rate at which we borrow funds and the rate at which we invest those funds. As a result, we can offer no assurance that a significant change in market interest rates will not have a material adverse effect on our net investment income. In periods of rising interest rates when we have debt outstanding, our cost of funds will increase, which could reduce our net investment income. We expect that our long-term fixed-rate investments will be financed primarily with equity and long-term debt. We may use interest rate risk management techniques in an effort to limit our exposure to interest rate fluctuations. These techniques may include various interest rate hedging activities to the extent permitted by the 1940 Act. These activities may limit our ability to participate in the benefits of lower interest rates with respect to the hedged portfolio. Adverse developments resulting from changes in interest rates or hedging transactions could have a material adverse effect on our business, financial condition and results of operations. Also, we have limited experience in entering into hedging transactions, and we will initially have to purchase or develop such expertise.

You should also be aware that a rise in the general level of interest rates can be expected to lead to higher interest rates applicable to our debt investments. Accordingly, an increase in interest rates would make it easier for us to meet or exceed the incentive fee Hurdle and may result in a substantial increase of the amount of incentive fees payable to our investment adviser with respect to Pre-Incentive Fee Net Investment Income.

We will need to raise additional capital to grow because we must distribute most of our income.

We will need additional capital to fund growth in our investments once we have fully invested the proceeds of this offering. We may issue debt or equity securities or borrow from financial institutions in order to obtain this additional capital. A reduction in the availability of new capital could limit our ability to grow. We will be required to distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, to our stockholders to maintain our RIC status. As a result, these earnings will not be available to fund new investments. If we fail to obtain additional capital to fund our investments, this could limit our ability to grow, which may have an adverse effect on the value of our securities.

In addition, as a business development company, we are generally required to maintain a ratio of at least 200% of total assets to total borrowings, which may restrict our ability to borrow in certain circumstances.

Many of our portfolio investments will be recorded at fair value as determined in good faith by our board of directors. As a result, there will be uncertainty as to the value of our portfolio investments.

A large percentage of our portfolio investments will be in the form of securities that are not publicly traded. The fair value of securities and other investments that are not publicly traded may not be readily determinable. We will value these securities quarterly at fair value as determined in good faith by our board of directors. Our board of directors intends to use the services of several nationally recognized independent valuation firms to aid it in determining the fair value of these securities. The factors that may be considered in fair value pricing of our investments include the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and cash flows, the markets in which the portfolio company does business, comparison to publicly traded companies and other relevant factors. Because such valuations, and particularly valuations of private securities and private companies, are inherently uncertain, may fluctuate over short periods of time and may be based on estimates, our determinations of fair value may differ materially from the values that would have been used if a ready market for these securities existed. Our net asset value could be adversely affected if our determinations regarding the fair value of our investments were materially higher than the values that we ultimately realize upon the disposal of such securities.

The lack of liquidity in our investments may adversely affect our business.

We will generally make investments in private companies. Substantially all of these securities will be subject to legal and other restrictions on resale or will otherwise be less liquid than publicly traded securities. The illiquidity of our investments may make it difficult for us to sell such investments if the need arises. In addition, if we are required to liquidate all or a portion of our portfolio quickly, we may realize significantly less than the value at which we have previously recorded our investments. In addition, we may face other restrictions on our ability to liquidate an investment in a portfolio company to the extent that we have material non-public information regarding such portfolio company.

We may experience fluctuations in our quarterly results.

We could experience fluctuations in our quarterly operating results due to a number of factors, including the interest rate payable on the debt securities we acquire, the default rate on such securities, the level of our expenses, variations in, and the timing of the recognition of, realized and unrealized gains or losses, the degree to which we encounter competition in our markets and general economic conditions. As a result of these factors, results for any period should not be relied upon as being indicative of performance in future periods.

There are significant potential conflicts of interest which could impact our investment returns.

Our executive officers and directors to be retained in the future, and the future partners of our investment adviser, PennantPark Investment Advisers, may serve as officers, directors or principals of entities that operate in the same or a related line of business as we do or of investment funds managed by affiliates of PennantPark that may be formed in the future. Accordingly, if this occurs, they may have obligations to investors in those entities, the fulfillment of which might not be in the best interests of us or our stockholders.

In the course of our investing activities, we will pay investment advisory and incentive fees to PennantPark Investment Advisers, and will reimburse PennantPark Investment Advisers for certain expenses it incurs. As a result, investors in our common stock will invest on a “gross” basis and receive distributions on a “net” basis after expenses, resulting in a lower rate of return than an investor might achieve through direct investments. Accordingly, there may be times when the management team of PennantPark Investment Advisers has interests that differ from those of our stockholders, giving rise to a conflict.

We have entered into the License Agreement with our investment adviser, pursuant to which our investment adviser has agreed to grant us a royalty-free non-exclusive license to use the name “PennantPark.” Under the

License Agreement, we will have the right to use the “PennantPark” name for so long as PennantPark Investment Advisers or one of its affiliates remains our investment adviser. In addition, we will pay PennantPark Administration, an affiliate of PennantPark Investment Advisers, our allocable portion of overhead and other expenses incurred by PennantPark Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our chief financial officer and chief compliance officer and their respective staffs. These arrangements create conflicts of interest that our board of directors must monitor.

Changes in laws or regulations governing our operations may adversely affect our business.

We and our portfolio companies will be subject to regulation by laws at the local, state and federal levels. These laws and regulations, as well as their interpretation, may be changed from time to time. Accordingly, any change in these laws or regulations could have a material adverse affect on our business.

Our board of directors may change our investment objective, operating policies and strategies without prior notice or stockholder approval.

Our board of directors has the authority to modify or waive certain of our operating policies and strategies without prior notice and without stockholder approval (except as required by the 1940 Act). However, absent stockholder approval, we may not change the nature of our business so as to cease to be, or withdraw our election as, a business development company. We cannot predict the effect any changes to our current operating policies and strategies would have on our business, operating results and value of our stock. Nevertheless, the effects may adversely affect our business and impact our ability to make distributions.

RISKS RELATED TO OUR INVESTMENTS

Our investments in prospective portfolio companies may be risky, and you could lose all or part of your investment.

We intend to invest primarily in senior secured term loans, mezzanine debt and selected equity investments issued by middle-market companies.

Senior Secured Loans. When we extend senior secured term loans, we will generally take a security interest in the available assets of these portfolio companies, including the equity interests of their subsidiaries. We expect this security interest to help mitigate the risk that we will not be repaid. However, there is a risk that the collateral securing our loans may decrease in value over time, may be difficult to sell in a timely manner, may be difficult to appraise and may fluctuate in value based upon the success of the business and market conditions, including as a result of the inability of the portfolio company to raise additional capital. Also, in some circumstances, our lien could be subordinated to claims of other creditors. In addition, deterioration in a portfolio company’s financial condition and prospects, including its inability to raise additional capital, may be accompanied by deterioration in the value of the collateral for the loan. Consequently, the fact that a loan is secured does not guarantee that we will receive principal and interest payments according to the loan’s terms, or at all, or that we will be able to collect on the loan should we be forced to enforce our remedies.

Mezzanine Debt. Our mezzanine debt investments will generally be subordinated to senior loans and will generally be unsecured. This may result in an above average amount of risk and volatility or a loss of principal.

These investments may involve additional risks that could adversely affect our investment returns. To the extent interest payments associated with such debt are deferred, such debt may be subject to greater fluctuations in valuations, and such debt could subject us and our stockholders to non-cash income. Since we will not receive any cash prior to the maturity of some of our mezzanine debt investment, such investments will be of greater risk than amortizing loans.

Equity Investments. We expect to make selected equity investments. In addition, when we invest in first and second lien senior loans or mezzanine debt, we may acquire warrants to purchase equity securities. Our goal is ultimately to dispose of these equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

In addition, investing in middle-market companies involves a number of significant risks, including:

•

these companies may have limited financial resources and may be unable to meet their obligations under their debt securities that we hold, which may be accompanied by a deterioration in the value of any collateral and a reduction in the likelihood of us realizing any guarantees we may have obtained in connection with our investment;

•

they typically have shorter operating histories, narrower product lines and smaller market shares than larger businesses, which tend to render them more vulnerable to competitors’ actions and changing market conditions, as well as general economic downturns;

•

they are more likely to depend on the management talents and efforts of a small group of persons; therefore, the death, disability, resignation or termination of one or more of these persons could have a material adverse impact on our portfolio company and, in turn, on us;

•

they generally have less predictable operating results, may from time to time be parties to litigation, may be engaged in rapidly changing businesses with products subject to a substantial risk of obsolescence, and may require substantial additional capital to support their operations, finance expansion or maintain their competitive position. In addition, our executive officers, directors and our investment adviser may, in the ordinary course of business, be named as defendants in litigation arising from our investments in the portfolio companies; and

•	they may have difficulty accessing the capital markets to meet future capital needs, which may limit their ability to grow or to repay their outstanding indebtedness upon maturity.

We have not yet identified all of the portfolio company investments we intend to acquire using borrowings under the Credit Facility or the proceeds of this offering.

We have used, and expect to continue to use, amounts borrowed under the Credit Facility to acquire interests in senior secured loans and other debt obligations. However, we have not yet identified all of the potential investments for our portfolio that we will purchase prior to the offering. As a result, you will be unable to evaluate all of our specific portfolio company investments prior to purchasing shares of our common stock. Additionally, our investment adviser will select our investments subsequent to the closing of this offering, and our stockholders will have no input with respect to such investment decisions. These factors increase the uncertainty, and thus the risk, of investing in our shares.

If we do not invest a sufficient portion of our assets in qualifying assets, we could fail to qualify as a business development company or be precluded from investing according to our current business strategy.

As a business development company, we may not acquire any assets other than “qualifying assets” unless, at the time of and after giving effect to such acquisition, at least 70% of our total assets are qualifying assets. See “Regulation.”

We believe that most of our senior and mezzanine loans investments will constitute qualifying assets. However, we may be precluded from investing in what we believe are attractive investments if such investments are not qualifying assets for purposes of the 1940 Act. If we do not invest a sufficient portion of our assets in qualifying assets, we could lose our status as a business development company, which would have a material adverse effect on our business, financial condition and results of operations. Similarly, these rules could prevent us from making follow-on investments in existing portfolio companies (which could result in the dilution of our position) or could require us to dispose of investments at inappropriate times in order to comply with the 1940

Act. If we need to dispose of such investments quickly, it would be difficult to dispose of such investments on favorable terms. For example, we may have difficulty in finding a buyer and, even if we do find a buyer, we may have to sell the investments at a substantial loss.

We are a non-diversified investment company within the meaning of the 1940 Act, and therefore we are not limited with respect to the proportion of our assets that may be invested in securities of a single issuer.

We are classified as a non-diversified investment company within the meaning of the 1940 Act, which means that we are not limited by the 1940 Act with respect to the proportion of our assets that we may invest in securities of a single issuer. To the extent that we assume large positions in the securities of a small number of issuers, our net asset value may fluctuate to a greater extent than that of a diversified investment company as a result of changes in the financial condition or the market’s assessment of the issuer. We may also be more susceptible to any single economic or regulatory occurrence than a diversified investment company. Beyond our income tax diversification requirements, we do not have fixed guidelines for diversification, and our investments could be concentrated in relatively few portfolio companies.

Economic recessions or downturns could impair our portfolio companies and harm our operating results.

Many of our portfolio companies may be susceptible to economic slowdowns or recessions and may be unable to repay our loans during these periods. Therefore, our non-performing assets are likely to increase and the value of our portfolio is likely to decrease during these periods. Adverse economic conditions also may decrease the value of collateral securing some of our loans and the value of our equity investments. Economic slowdowns or recessions could lead to financial losses in our portfolio and a decrease in revenues, net income and assets. Unfavorable economic conditions also could increase our funding costs, limit our access to the capital markets or result in a decision by lenders not to extend credit to us. These events could prevent us from increasing investments and harm our operating results.

A portfolio company’s failure to satisfy financial or operating covenants imposed by us or other lenders could lead to defaults and, potentially, termination of its loans and foreclosure on its secured assets, which could trigger cross-defaults under other agreements and jeopardize our portfolio company’s ability to meet its obligations under the debt securities that we hold. We may incur expenses to the extent necessary to seek recovery upon default or to negotiate new terms with a defaulting portfolio company. Depending on the facts and circumstances of our investments and the extent of our involvement in the management of a portfolio company, upon the bankruptcy of a portfolio company, a bankruptcy court may recharacterize our debt investments as equity interests and subordinate all or a portion of our claim to that of other creditors. This could occur even though we may have structured our investment as senior debt.

We may not realize gains from our equity investments.

When we invest in mezzanine loans or senior secured loans, we may also invest in the equity securities of the borrower or acquire warrant or other equity securities as well. In addition, we may invest directly in the equity securities of portfolio companies. Our goal is ultimately to dispose of such equity interests and realize gains upon our disposition of such interests. However, the equity interests we receive may not appreciate in value and, in fact, may decline in value. Accordingly, we may not be able to realize gains from our equity interests, and any gains that we do realize on the disposition of any equity interests may not be sufficient to offset any other losses we experience.

Our failure to make follow-on investments in our portfolio companies could impair the value of our portfolio.

Following an initial investment in a portfolio company, we may make additional investments in that portfolio company as “follow-on” investments, in order to:

•	increase or maintain in whole or in part our equity ownership percentage;

•	exercise warrants, options or convertible securities that were acquired in the original or subsequent financing; or

•	attempt to preserve or enhance the value of our investment. We may elect not to make follow-on investments or otherwise lack sufficient funds to make those investments.

We will have the discretion to make any follow-on investments, subject to the availability of capital resources. The failure to make follow-on investments may, in some circumstances, jeopardize the continued viability of a portfolio company and our initial investment, or may result in a missed opportunity for us to increase our participation in a successful operation. Even if we have sufficient capital to make a desired follow-on investment, we may elect not to make a follow-on investment because we may not want to increase our concentration of risk, because we prefer other opportunities, or because we are inhibited by compliance with business development company requirements or the desire to maintain our tax status.

Because we will generally not hold controlling equity interests in our portfolio companies, we may not be in a position to exercise control over our portfolio companies or to prevent decisions by management of our portfolio companies that could decrease the value of our investments.

Although we may do so in the future, we do not currently anticipate taking controlling equity positions in our portfolio companies. As a result, we will be subject to the risk that a portfolio company may make business decisions with which we disagree, and the stockholders and management of a portfolio company may take risks or otherwise act in ways that are adverse to our interests. Due to the lack of liquidity for the debt and equity investments that we will typically hold in our portfolio companies, we may not be able to dispose of our investments in the event we disagree with the actions of a portfolio company, and may therefore suffer a decrease in the value of our investments.

An investment strategy focused primarily on privately held companies presents certain challenges, including the lack of available information about these companies, a dependence on the talents and efforts of only a few key portfolio company personnel and a greater vulnerability to economic downturns.

We will invest primarily in privately held companies. Generally, little public information exists about these companies, and we will rely on the ability of our investment adviser’s investment professionals to obtain adequate information to evaluate the potential returns from investing in these companies. If they are unable to uncover all material information about these companies, we may not make a fully informed investment decision, and we may lose money on our investments. Also, privately held companies frequently have less diverse product lines and smaller market presence than larger competitors. These factors could adversely affect our investment returns as compared to companies investing primarily in the securities of public companies.

Our portfolio companies may incur debt that ranks equally with, or senior to, our investments in such companies.

We intend to invest primarily in mezzanine loans, senior secured loans and equity securities issued by our portfolio companies. The portfolio companies usually will have, or may be permitted to incur, other debt that ranks equally with, or senior to, the debt securities in which we invest. By their terms, such debt instruments may provide that the holders are entitled to receive payment of interest or principal on or before the dates on which we are entitled to receive payments in respect of the debt securities in which we invest. Also, in the event of insolvency, liquidation, dissolution, reorganization or bankruptcy of a portfolio company, holders of debt instruments ranking senior to our investment in that portfolio company would typically be entitled to receive payment in full before we receive any distribution in respect of our investment. After repaying such senior creditors, the portfolio company may not have any remaining assets to use for repaying its obligation to us. In the case of debt ranking equally with debt securities in which we invest, we would have to share on an equal basis any distributions with other creditors holding such debt in the event of an insolvency, liquidation, dissolution, reorganization or bankruptcy of the relevant portfolio company.

Our incentive fee may induce PennantPark Investment Advisers to make speculative investments.

The incentive fee payable by us to PennantPark Investment Advisers may create an incentive for PennantPark Investment Advisers to make investments on our behalf that are risky or more speculative than would be the case in the absence of such compensation arrangement. The incentive fee payable to our investment adviser is calculated based on a percentage of our return on invested capital. This may encourage our investment adviser to use leverage to increase the return on our investments. Under certain circumstances, the use of leverage may increase the likelihood of default, which would disfavor the holders of our common stock, including investors in this offering. In addition, the investment adviser will receive the incentive fee based, in part, upon net capital gains realized on our investments. Unlike that portion of the incentive fee based on income, there is no Hurdle applicable to the portion of the incentive fee based on net capital gains. As a result, the investment adviser may have a tendency to invest more capital in investments that are likely to result in capital gains as compared to income producing securities. Such a practice could result in our investing in more speculative securities than would otherwise be the case, which could result in higher investment losses, particularly during economic downturns.

The incentive fee payable by us to our investment adviser also may induce PennantPark Investment Advisers to invest on our behalf in instruments that have a deferred interest feature, even if such deferred payments would not provide cash necessary to enable us to pay current distributions to our stockholders. Under these investments, we would accrue interest over the life of the investment but would not receive the cash income from the investment until the end of the term. Our Pre-Incentive Fee Net Investment Income used to calculate the income portion of our investment fee, however, includes accrued interest. Thus, a portion of this incentive fee would be based on income that we have not yet received in cash.

We may invest, to the extent permitted by law, in the securities and instruments of other investment companies, including private funds. To the extent we so invest, we will bear our ratable share of any such investment company’s expenses, including management and performance fees. We will also remain obligated to pay investment advisory fees, consisting of a base management fee and incentive fees, to PennantPark Investment Advisers with respect to the assets invested in the securities and instruments of other investment companies under the Investment Management Agreement. With respect to any such investments, each of our stockholders will bear his or her share of the investment advisory fees of PennantPark Investment Advisers as well as indirectly bearing the investment advisory fees and other expenses of any investment companies in which we invest.

Our investments in foreign debt securities may involve significant risks in addition to the risks inherent in U.S. investments.

Our investment strategy contemplates potential investments in securities of foreign companies. Investing in foreign companies may expose us to additional risks not typically associated with investing in U.S. companies. These risks include changes in exchange control regulations, political and social instability, expropriation, imposition of foreign taxes, less liquid markets and less available information than is generally the case in the United States, higher transaction costs, less government supervision of exchanges, brokers and issuers, less developed bankruptcy laws, difficulty in enforcing contractual obligations, lack of uniform accounting and auditing standards and greater price volatility.

Although most of our investments will be U.S. dollar-denominated, any investments denominated in a foreign currency will be subject to the risk that the value of a particular currency will change in relation to one or more other currencies. Among the factors that may affect currency values are trade balances, the level of short-term interest rates, differences in relative values of similar assets in different currencies, long-term opportunities for investment and capital appreciation, and political developments. We may employ hedging techniques to minimize these risks, but we can offer no assurance that we will, in fact, hedge currency risk, or, that if we do, such strategies will be effective.

We may expose ourselves to risks if we engage in hedging transactions.

If we engage in hedging transactions, we may expose ourselves to risks associated with such transactions. We may borrow under a credit facility in currencies selected to minimize our foreign currency exposure or use instruments such as forward contracts, currency options and interest rate swaps, caps, collars and floors to seek to hedge against fluctuations in the relative values of our portfolio positions from changes in currency exchange rates and market interest rates. Hedging against a decline in the values of our portfolio positions does not eliminate the possibility of fluctuations in the values of such positions or prevent losses if the values of such positions decline. However, such hedging can establish other positions designed to gain from those same developments, thereby offsetting the decline in the value of such portfolio positions. Such hedging transactions may also limit the opportunity for gain if the values of the underlying portfolio positions should increase. Moreover, it may not be possible to hedge against an exchange rate or interest rate fluctuation that is so generally anticipated that we are not able to enter into a hedging transaction at an acceptable price.

While we may enter into such transactions to seek to reduce currency exchange rate and interest rate risks, unanticipated changes in currency exchange rates or interest rates may result in poorer overall investment performance than if we had not engaged in any such hedging transactions. In addition, the degree of correlation between price movements of the instruments used in a hedging strategy and price movements in the portfolio positions being hedged may vary. Moreover, for a variety of reasons, we may not seek to establish a perfect correlation between such hedging instruments and the portfolio holdings being hedged. Any such imperfect correlation may prevent us from achieving the intended hedge and expose us to risk of loss. In addition, it may not be possible to hedge fully or perfectly against currency fluctuations affecting the value of securities denominated in non-U.S. currencies because the value of those securities is likely to fluctuate as a result of factors not related to currency fluctuations.

Provisions of the Maryland General Corporation Law and of our charter and bylaws could deter takeover attempts and have an adverse impact on the price of our common stock.

The Maryland General Corporation Law, our charter and our bylaws contain provisions that may discourage, delay or make more difficult a change in control of PennantPark or the removal of our directors. We are subject to the Maryland Business Combination Act, the application of which is subject to any applicable requirements of the 1940 Act. Our board of directors has adopted a resolution exempting from the Business Combination Act any business combination between us and any other person, subject to prior approval of such business combination by our board, including approval by a majority of our disinterested directors. If the resolution exempting business combinations is repealed or our board does not approve a business combination, the Business Combination Act may discourage third parties from trying to acquire control of us and increase the difficulty of consummating such an offer. Our bylaws exempt from the Maryland Control Share Acquisition Act acquisitions of our common stock by any person. If we amend our bylaws to repeal the exemption from the Control Share Acquisition Act, the Control Share Acquisition Act also may make it more difficult for a third party to obtain control of us and increase the difficulty of consummating such an offer.

We have also adopted other measures that may make it difficult for a third party to obtain control of us, including provisions of our charter classifying our board of directors in three classes serving staggered three-year terms, and provisions of our charter authorizing our board of directors to classify or reclassify shares of our stock in one or more classes or series, to cause the issuance of additional shares of our stock, and to amend our charter, without stockholder approval, to increase or decrease the number of shares of stock that we have authority to issue. These provisions, as well as other provisions of our charter and bylaws, may delay, defer or prevent a transaction or a change in control that might otherwise be in the best interests of our stockholders.

RISKS RELATING TO THIS OFFERING

There is a risk that you may not receive distributions or that our distributions may not grow over time.

We intend to make distributions on a quarterly basis to our stockholders out of assets legally available for distribution. We cannot assure you that we will achieve investment results that will allow us to make a specified level of cash distributions or year-to-year increases in cash distributions. In addition, due to the asset coverage test applicable to us as a business development company, we may be limited in our ability to make distributions. Finally, if more stockholders opt to receive cash dividends and other distributions rather than participate in our dividend reinvestment plan, we may be forced to liquidate some of our investments and raise cash in order to make distribution payments.

Investing in our shares may involve an above average degree of risk.

The investments we make in accordance with our investment objective may result in a higher amount of risk than alternative investment options and volatility or loss of principal. Our investments in portfolio companies may be highly speculative and aggressive, and therefore, an investment in our shares may not be suitable for someone with lower risk tolerance.

The market price of our common stock may fluctuate significantly.

The market price and liquidity of the market for shares of our common stock may be significantly affected by numerous factors, some of which are beyond our control and may not be directly related to our operating performance. These factors include:

•

significant volatility in the market price and trading volume of securities of business development companies or other companies in our sector, which are not necessarily related to the operating performance of these companies;

•	changes in regulatory policies or tax guidelines, particularly with respect to RICs or business development companies;

•	any loss of RIC status;

•	changes in earnings or variations in operating results;

•	changes in the value of our portfolio of investments;

•	any shortfall in revenue or net income or any increase in losses from levels expected by investors or securities analysts;

•	the inability of our investment adviser to employ additional experienced investment professionals or the departure of any of the investment adviser’s key personnel, including Mr. Penn;

•	operating performance of companies comparable to us;

•	general economic trends and other external factors; and

•	loss of a major funding source.

We may allocate the net proceeds from this offering in ways with which you may not agree.

We will have significant flexibility in investing the net proceeds of this offering. Accordingly, we may use the net proceeds from this offering in ways with which you may not agree or for purposes other than those contemplated at the time of the offering.

Prior to this offering, there has been no public market for our common stock, and we cannot assure you that the market price of our shares will not decline following the offering.

We cannot assure you that a trading market will develop for our common stock after this offering or, if one develops, that such trading market can be sustained. Shares of companies offered in an initial public offering often trade at a discount to the initial offering price due to underwriting discounts and related offering expenses. Also, shares of closed-end investment companies frequently trade at a discount from net asset value. This characteristic of closed-end investment companies is separate and distinct from the risk that our net asset value per share may decline. We cannot predict whether our common stock will trade at, above or below net asset value.

Investors in this offering will suffer immediate dilution upon the closing of this offering.

After giving effect to the underwriting discount for this offering of $0.975 per share and offering and organizational expenses of $0.05 per share, upon the completion of this offering, taking into account the 80,000 shares purchased by PennantPark Investment Advisers in connection with the establishment of our Credit Facility and the 320,000 shares we intend to issue in a private placement immediately prior to this offering, our net asset value per share is estimated to be approximately $13.99 per share, compared to a price of $15.00 per share in this offering. Accordingly, investors purchasing shares in this offering will pay a price per share of common stock that exceeds the estimated net asset value per share of common stock after this offering by $1.01 and will bear the costs of the underwriting discount and, indirectly, other offering and organizational expenses.

Sales of substantial amounts of our common stock in the public market may have an adverse effect on the market price of our common stock.

Upon completion of our sale of 320,000 shares in a private placement to our officers and directors, our investment adviser and the managers of our investment adviser and this offering, we will have 20,400,000 shares of common stock outstanding (or 23,400,000 shares of common stock if the underwriters’ over-allotment option is fully exercised). Following this offering, sales of substantial amounts of our common stock or the availability of such shares for sale, could adversely affect the prevailing market prices for our common stock. If this occurs and continues, it could impair our ability to raise additional capital through the sale of equity securities should we desire to do so.

FORWARD-LOOKING STATEMENTS

Some of the statements in this prospectus constitute forward-looking statements, which relate to future events or our future performance or financial condition. The forward-looking statements contained in this prospectus involve risks and uncertainties, including statements as to:

•	our future operating results;

•	our business prospects and the prospects of our prospective portfolio companies;

•	the impact of investments that we expect to make;

•	our contractual arrangements and relationships with third parties;

•	the dependence of our future success on the general economy and its impact on the industries in which we invest;

•	the ability of our prospective portfolio companies to achieve their objectives;

•	our expected financings and investments;

•	the adequacy of our cash resources and working capital; and

•	the timing of cash flows, if any, from the operations of our prospective portfolio companies.

We use words such as “anticipates,” “believes,” “expects,” “intends” and similar expressions to identify forward-looking statements. Our actual results could differ materially from those projected in the forward-looking statements for any reason, including the factors set forth in “Risk Factors” and elsewhere in this prospectus.

We have based the forward-looking statements included in this prospectus on information available to us on the date of this prospectus, and we assume no obligation to update any such forward-looking statements. Although we undertake no obligation to revise or update any forward-looking statements, whether as a result of new information, future events or otherwise, you are advised to consult any additional disclosures that we may make directly to you or through reports that we in the future may file with the SEC, including annual reports on Form 10-K, quarterly reports on Form 10-Q and current reports on Form 8-K.

You should understand that under Sections 27A(b)(2)(B) and (D) of the Securities Act and Sections 21E(b)(2)(B) and (D) of the Securities Exchange Act of 1934, as amended, or the Exchange Act, the “safe harbor” provisions of the Private Securities Litigation Reform Act of 1995 do not apply to statements made in connection with this offering.

DISCUSSION OF EXPECTED OPERATING PLANS

The following discussion and other parts of this prospectus contain forward-looking information that involves risks and uncertainties. Our actual results could differ materially from those anticipated by such forward-looking information due to factors discussed under “Risk Factors” and “Forward-Looking Statements” appearing elsewhere in the prospectus.

OVERVIEW

PennantPark was incorporated under the Maryland General Corporation Law in January 2007. We are a newly organized, externally managed, closed-end, non-diversified management investment company that intends to file an election to be treated as a business development company under the 1940 Act. As such, we are required to comply with certain regulatory requirements. For instance, we generally have to invest at least 70% of our total assets in “qualifying assets,” including securities of private or thinly traded public U.S. companies, cash, cash equivalents, U.S. government securities and high-quality debt investments that mature in one year or less. This offering will significantly increase our capital resources.

Our investment objective is to generate both current income and capital appreciation through debt and equity investments. From time to time, we may also invest in public companies that are thinly traded. We anticipate that our portfolio will be comprised of investments in subordinated loans, referred to as mezzanine loans, and senior secured loans made to private U.S. middle-market companies. We expect that the companies in which we invest will typically be highly leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in most cases, will not be rated by national rating agencies. If such companies were rated, we believe they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. In addition, we expect the debt securities of such companies to range in maturity from three to ten years.

We will also invest in equity securities, such as preferred stock, common stock, warrants or options received in connection with our debt investments or through direct investments. We expect that our investments in mezzanine loans, senior secured loans and other investments will range between $15 million and $50 million each, although this investment size will vary proportionately with the size of our capital base. However, we expect that our initial portfolio upon consummation of this offering will consist primarily of senior secured loans of between $3 and $10 million each.

As of March 21, 2007, we had invested approximately $234 million in senior secured loans, of which $118 million had settled. As of March 21, 2007, our portfolio consisted of investments with an average investment size of approximately $5.7 million, a weighted average yield of 7.5% and a weighted average maturity of 6.4 years. Immediately prior to the consummation of this offering, we expect that our initial portfolio of senior secured loans will total approximately $250 million. This amount will include capital commitments in respect of delayed or deferred draws under some lending facilities, which totaled approximately $15.3 million as of March 21, 2007. Over time, however, we expect that our portfolio will include a combination of senior and mezzanine loans and, to a lesser extent, equity securities. See “Discussion of Expected Operating Plans—Credit Facility” and “Business—Investments.”

We, through our wholly owned subsidiary, Pennant SPV Company, LLC, have established a Credit Facility with the Lender. Under the terms of the Credit Facility, the Lender has agreed to extend credit in an aggregate principal of up to $250 million. See “Portfolio Companies.” The Credit Facility matures on the earliest to occur of (1) the closing date of an initial public offering or private placement of equity securities by PennantPark, (2) June 30, 2007, (3) the termination date of the Credit Facility by its terms and (4) any other date mutually agreed by the parties. The Credit Facility is secured by liens on substantially all of the assets in Pennant SPV, including its interests in any investments and any cash or cash equivalents held by it from time to time. Pricing under the Credit Facility is set at 175 basis points over applicable LIBOR, as that term is defined in the Credit Facility.

In connection with the Credit Facility, our investment adviser purchased 80,000 shares of common stock from PennantPark at $15.00 per share for a total of $1.2 million. PennantPark contributed this amount to Pennant SPV Company, LLC in consideration of the purchase of all of the equity interests in Pennant SPV Company, LLC.

While our primary focus will be to generate current income and capital appreciation through debt and equity investments in thinly traded or private U.S. companies, we may invest up to 30% of the portfolio in opportunistic investments in order to seek to enhance returns to stockholders. Such investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

Revenues

We plan to generate revenue in the form of interest payable on the debt securities that we hold and capital gains and distributions, if any, on the warrants or other equity interests that we may acquire in portfolio companies. We expect our debt investments, whether in the form of mezzanine loans or senior secured loans, to have a term of five to ten years and typically to bear interest at a fixed or floating rate. Interest on debt securities will be payable generally quarterly or semiannually, with the amortization of principal generally being deferred for several years from the date of the initial investment. In some cases, we will also defer payments of interest for the first few years after our investment. The principal amount of the debt securities and any accrued but unpaid interest will generally become due at the maturity date. In addition, we may generate revenue in the form of commitment, origination, structuring or diligence fees, fees for providing managerial assistance and possibly consulting fees. Loan origination fees, original issue discount and market discount are capitalized, and we then amortize such amounts as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination fees are recorded as interest income. We record prepayment premiums on loans and debt securities as interest income when we receive such amounts.

Expenses

Our primary operating expenses subsequent to the completion of this offering will include the payment of (1) investment advisory fees to PennantPark Investment Advisers; (2) the allocable portion of overhead under the Administration Agreement; (3) the interest expense on our outstanding debt, if any, and (4) other operating costs as detailed below. Our investment advisory fee will compensate our investment adviser for its work in identifying, evaluating, negotiating, consummating and monitoring our investments. See “Management—Investment management agreement.” We will bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and investment advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees and any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either PennantPark Administration or us in connection with our organization and this offering, administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead, and other expenses incurred by PennantPark Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

Hedging

To the extent that any of our loans are denominated in a currency other than U.S. dollars, we may enter into currency hedging contracts to reduce our exposure to fluctuations in currency exchange rates. We may also enter into interest rate hedging agreements. Such hedging activities, which will be subject to compliance with applicable legal requirements, may include the use of futures, options, swaps and forward contracts. Costs incurred in entering into such contracts or in settling them will be borne by us.

Financial condition, liquidity and capital resources

We will generate cash primarily from the net proceeds of this offering and any future offerings of securities and cash flows from operations, including interest earned from the temporary investment of cash in U.S. government securities and other high-quality debt investments that mature in one year or less. We will fund a portion of our investments through the Credit Facility prior to completion of this offering and, in the future, we may obtain borrowings from other banks and issuances of senior securities. We may also borrow funds subsequent to this offering to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in the best interest of PennantPark and our stockholders. We have not decided the extent to which we will finance our portfolio investments using debt. After we repay the Credit Facility, we do not intend to borrow money to fund our investments until such time as we have invested substantially all of the proceeds of the offering. See “Material U.S. Federal Income Tax Consideration.” In the future, we may also securitize a portion of our investments in mezzanine loans or senior secured loans or other assets. We expect that our primary use of funds will be investments in portfolio companies and repayment of amounts owing the advances under the Credit Facility, cash distributions to holders of our common stock and the payment of operating expenses, including debt service if we borrow additional amounts after completion of this offering to fund our investments. As of March 21, 2007, we had approximately $118 million outstanding and $116 million committed to be borrowed under our Credit Facility. Immediately after this offering and the consummation of the related transactions, including the repayment of advances of the Credit Facility, we expect to have cash resources of approximately $134 million and no indebtedness. This amount does not take into account proceeds, if any, from the exercise of the underwriters’ overallotment option. See “Use of Proceeds.”

Distribution Policy

Our board of directors will determine the timing and amount, if any, of our distributions. We intend to pay distributions on a quarterly basis. In order to avoid corporate-level tax on the income we distribute as a RIC, we must distribute to our stockholders at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, on an annual basis out of the assets legally available for such distributions. In addition, we also intend to distribute any realized net capital gains (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) at least annually out of the assets legally available for such distributions. For a short period (less than one month after the closing of this offering), we may not be a RIC and may be subject to corporate-level income tax.

Contractual Obligations

We have entered into certain contracts under which we have material future commitments. We and PennantPark Investment Advisers have entered into an Interim Investment Management Agreement, dated

January 18, 2007, pursuant to which PennantPark Investment Advisers is providing investment management services to us prior to the consummation of this offering. Under the Interim Investment Management Agreement, PennantPark Investment Advisers is reimbursed for expenses and does not receive a management or incentive fee. PennantPark Investment Advisers is registered with the SEC as an investment adviser, and we expect to execute the Investment Management Agreement in accordance with the 1940 Act at the time we elect to be treated as a business development company, which we expect to occur shortly before consummation of this offering. PennantPark Investment Advisers will serve as our investment adviser subsequent to consummation of this offering in accordance with the terms of the Investment Management Agreement. Payments under the Investment Management Agreement in future periods will be equal to (1) a management fee equal to a percentage of the value of our gross assets and (2) an incentive fee based on our performance. See “Management—Investment Management Agreement.”

Pursuant to the Administration Agreement, PennantPark Administration furnishes us with office facilities and administrative services necessary to conduct our day-to-day operations. If requested to provide managerial assistance to our portfolio companies, PennantPark Administration will be paid an additional amount based on the services provided, which amount will not in any case exceed the amount we receive from the portfolio companies for such services. Payments under the Administration Agreement will be based upon our allocable portion of PennantPark Administration’s overhead in performing its obligations under the Administration Agreement, including rent, technology systems, insurance and our allocable portion of the costs of our chief compliance officer, chief financial officer and their respective staffs. See “Management—Administration Agreement.”

If any of our contractual obligations discussed above is terminated, our costs under new agreements that we enter into may increase. In addition, we will likely incur significant time and expense in locating alternative parties to provide the services we expect to receive under our Investment Management Agreement and our Administration Agreement. Any new investment management agreement would also be subject to approval by our stockholders.

Credit Facility

We, through our wholly owned subsidiary, Pennant SPV Company, LLC, have established a Credit Facility with the Lender. Under the terms of the Credit Facility, the Lender has agreed to extend credit in an aggregate principal of up to $250 million. The Credit Facility matures on the earliest to occur of (1) the closing date of an initial public offering or private placement of equity securities by PennantPark, (2) June 30, 2007, (3) the termination date of the Credit Facility by its terms and (4) any other date mutually agreed by the parties. The Credit Facility is secured by liens on substantially all of the assets in Pennant SPV Company LLC, including its interests in any investments and any cash or cash equivalents held by it from time to time. Pricing under the Credit Facility is set at 175 basis points over applicable LIBOR, as that term is defined in the Credit Facility. From the date we entered into the Credit Facility through March 21, 2007, we accrued approximately $487,000 in interest expense pursuant to the Credit Facility.

The Credit Facility contains affirmative and restrictive covenants, including: (a) periodic financial reporting and maintenance requirements, (b) compliance with laws, documents and certain eligibility criteria, (c) maintenance of accounts, inspections and records, (d) preservation of security interests and collateral and maintenance of liens, (e) limitations on sales of assets and the use of proceeds therefrom, (f) prohibition of fundamental changes and limitation on conduct of business, (g) limitation on restricted payments, (h) limitations on liens, (i) limitation on purchases of assets, investments and loans, (j) limitations on indebtedness and guarantees, (k) limitation on issuance of additional interests and impairment of rights, (l) security interests and (m) limitation on subsidiaries. Borrowings under the Credit Facility are subject at all times to compliance with certain eligibility criteria.

The Credit Facility is being used to finance our investments prior to the closing of this offering. We intend to repay the Credit Facility in full upon the completion of the offering.

SENIOR SECURITIES

Information about our senior securities is shown in the following table for the period ended February 6, 2007. The information has been derived from our financial statements which have been audited by KPMG LLP.

Class and Year	Total Amount Outstanding Exclusive of Treasury Securities(1)	Asset Coverage per Unit(2)	Involuntary Liquidating Preference per Unit(3)	Average Market Value per Unit(4)
Credit Facility	0	N/A	N/A	N/A

(1)	Excludes senior secured indebtedness of $118 million outstanding and $116 million committed to be borrowed under the Credit Facility as of date of this prospectus. See “—Credit Facility.”
(2)	The asset coverage ratio for a class of senior securities representing indebtedness is calculated as our consolidated total assets, less all liabilities and indebtedness not represented by senior securities, divided by senior securities representing indebtedness. This asset coverage ratio is multiplied by $1,000 to determine the Asset Coverage per Unit.
(3)	The amount to which such class of senior security would be entitled upon the involuntary liquidation of the issuer in preference to any security junior to it.
(4)	Not applicable, as senior securities are not registered for public trading.

CRITICAL ACCOUNTING POLICIES

This discussion of our expected operating plans is based upon our expected financial statements, which will be prepared in accordance with accounting principles generally accepted in the United States of America, or GAAP. The preparation of these financial statements will require management to make estimates and assumptions that affect the reported amounts of assets, liabilities, revenues and expenses. Changes in the economic environment, financial markets and any other parameters used in determining such estimates could cause actual results to differ. In addition to the discussion below, we will describe our critical accounting policies in the notes to our future financial statements.

Valuation of Portfolio Investments

As a business development company, we will generally invest in illiquid securities including debt and equity securities of middle-market companies. Under procedures established by our board of directors, we intend to value investments for which market quotations are readily available at such market quotations. We will obtain these market values from an independent pricing service or at the mean between the bid and ask prices obtained from at least two brokers or dealers (if available, otherwise by a principal market maker or a primary market dealer). Debt and equity securities that are not publicly traded or whose market prices are not readily available will be valued at fair value as determined in good faith by our board of directors. Such determination of fair values may involve subjective judgments and estimates. Investments purchased within 60 days of maturity will be valued at cost plus accreted discount, or minus amortized premium, which approximates value. With respect to unquoted securities, our board of directors, together with our independent valuation advisers, will value each investment considering, among other measures, discounted cash flow models, comparisons of financial ratios of peer companies that are public and other factors.

When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, our board will use the pricing indicated by the external event to corroborate and/or assist us in our valuation. Because we expect that there will not be a readily available market for many of the investments in our portfolio, we expect to value many of our portfolio investments at fair value as determined in good faith by our board of directors using a documented valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a readily available market value existed for such investments, and the differences could be material.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•

Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with the management of our investment adviser;

•	Independent valuation firms engaged by our board of directors will conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•

The audit committee of our board of directors will review the preliminary valuation of our investment adviser and that of the independent valuation firms and respond and supplement the valuation recommendation of the independent valuation firms to reflect any comments; and

•

The board of directors will then discuss valuations and determine the fair value of each investment in our portfolio in good faith, based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

For more information, see “Business—Investment selection—Ongoing relationships with portfolio companies—Valuation process.”

Revenue Recognition

We will record interest income on an accrual basis to the extent that we expect to collect such amounts. For loans and debt securities with contractual payment-in-kind, or “PIK,” interest, which represents contractual interest accrued and added to the loan balance that generally becomes due at maturity, we will not accrue PIK interest if the portfolio company valuation indicates that such PIK interest is not collectible. We will not accrue as a receivable interest on loans and debt securities if we have reason to doubt our ability to collect such interest. Loan origination fees, original issue discount and market discount or premium will be capitalized, and we will then accrete or amortize such amounts using the effective interest method as interest income. Upon the prepayment of a loan or debt security, any unamortized loan origination will be recorded as interest income. We will record prepayment premiums on loans and debt securities as interest income. Dividend income, if any, will be recognized on the ex-dividend date.

Net Realized Gains or Losses and Net Change in Unrealized Appreciation or Depreciation

We will measure realized gains or losses by the difference between the net proceeds from the repayment or sale and the amortized cost basis of the investment, without regard to unrealized appreciation or depreciation previously recognized, but considering unamortized upfront fees and prepayment penalties. Net change in unrealized appreciation or depreciation will reflect the change in portfolio investment values during the reporting period, including any reversal of previously recorded unrealized appreciation or depreciation, when gains or losses are realized.

USE OF PROCEEDS

We estimate that the net proceeds we will receive from the sale of shares of our common stock in this offering will be approximately $279,600,000 (or approximately $321,675,000 if the underwriters fully exercise their over-allotment option). This assumes, in each case, an initial public offering price of $15.00 per share, after deducting the underwriting discounts and commissions and estimated offering expenses of approximately $900,000 payable by us. Separately, immediately prior to the closing of this offering, we expect to sell 320,000 shares of common stock to our directors and officers, our investment adviser and the managers of our investment adviser at a price of $15.00 per share in a private placement. We will receive the full proceeds of this private placement, and no underwriting discounts or commissions will be paid in respect of these shares.

We intend to use a portion of the net proceeds of this offering to repay the outstanding principal of, and accrued and unpaid interest on, the Credit Facility as well as to pay the reasonable transaction costs incurred by us and Lender in establishing the Credit Facility. As of March 21, 2007, we had borrowed approximately $118 million and committed to borrow $116 million under the Credit Facility. The Credit Facility currently provides for available borrowings of up to an aggregate principal amount of $250 million, subject to specified borrowing conditions. Interest on advances under the Credit Facility is payable quarterly in arrears and charged at one-month LIBOR plus a spread of 1.75%. Any defaulted interest will be carried forward and compounded at a default interest rate. Our ability to draw advances under the Credit Facility will expire on the earlier of (1) June 30, 2007, (2) the date of the closing of this offering, (3) the date on which the Credit Facility is terminated by its terms or (4) any date mutually agreed by the parties, at which time the outstanding principal amount under the Credit Facility together with all accrued and unpaid interest on the Credit Facility will become due and payable in full. As of March 21, 2007, the interest rate on advances under the Credit Facility was 7.07%. From the date we entered into the Credit Facility through March 21, 2007, we accrued approximately $487,000 in interest expense pursuant to the Credit Facility. We plan to invest the balance of the net proceeds of this offering in portfolio companies in accordance with our investment objective and strategies described in this prospectus.

We anticipate that a substantial portion of the net proceeds of this offering will be invested for the above purposes within 12 to 18 months and all of the net proceeds of this offering will be invested within two years, depending on the availability of appropriate investment opportunities consistent with our investment objective and market conditions. We expect that it will take more than three months to invest all of the proceeds of this offering, in part because privately negotiated investments in illiquid securities or private middle-market companies require substantial due diligence and structuring. We cannot assure you we will achieve our targeted investment pace. As a result of our expected purchase of the senior secured loans and our other anticipated investments, we expect that our portfolio will initially consist primarily of senior secured loans.

Pending these investments, we will invest the net proceeds primarily in cash, cash equivalents, U.S. government securities and other high-quality debt investments that mature in one year or less from the date of investment. During the period when the proceeds of this offering are not fully invested, we expect that our investment earnings, and hence the return to shareholders, will be lower than after we are fully invested. See “Regulation—Temporary investments” for additional information about temporary investments we may make while waiting to make longer-term investments in pursuit of our investment objective.

DISTRIBUTIONS

We intend to make quarterly distributions to our stockholders. The timing and amount of our quarterly distributions, if any, will be determined by our board of directors. Any distributions to our stockholders will be declared out of assets legally available for distribution.

We intend to elect to be treated, and intend to qualify annually thereafter, as a RIC under Subchapter M of the Code. For a short period (less than one month after the closing of this offering), we may not be a RIC and may be subject to corporate-level income tax. To obtain RIC tax benefits, we must distribute at least 90% of our ordinary income and realized net short-term capital gains in excess of realized net long-term capital losses, if any, out of the assets legally available for distribution. In order to avoid certain excise taxes imposed on RICs, we currently intend to distribute during each calendar year an amount at least equal to the sum of (1) 98% of our ordinary income for the calendar year, (2) 98% of our capital gains in excess of capital losses for the one-year period ending on October 31 of the calendar year and (3) any ordinary income and net capital gains for preceding years that were not distributed during such years. In addition, although we currently intend to distribute realized net capital gains (i.e., net long-term capital gains in excess of short-term capital losses), if any, at least annually, out of the assets legally available for such distributions, we may in the future decide to retain such capital gains for investment. In such event, the consequences of our retention of net capital gains are as described under “Material U.S. Federal Income Tax Considerations.” We can offer no assurance that we will achieve results that will permit the payment of any cash distributions and, if we issue senior securities, we will be prohibited from making distributions if doing so causes us to fail to maintain the asset coverage ratios stipulated by the 1940 Act or if distributions are limited by the terms of any of our borrowings.

We intend to maintain an “opt out” dividend reinvestment plan for our common stockholders. As a result, if we declare a dividend or other distribution, then stockholders’ cash distributions will be automatically reinvested in additional shares of our common stock, unless they specifically “opt out” of the dividend reinvestment plan so as to receive cash distributions. See “Dividend Reinvestment Plan.”

CAPITALIZATION

The following table sets forth (1) our actual capitalization as of February 6, 2007 and (2) our cash, accrued organizational expenses and capitalization as adjusted to reflect the effects of (a) the contribution of an additional $200,000 by our investment adviser in connection with its investment in 80,000 shares of our common stock, (b) the sale of 320,000 shares of our common stock to our officers and directors, our investment adviser and the managers of our investment adviser in a private placement immediately prior to consummation of this offering and (c) the sale of our common stock in this offering at an assumed public offering price of $15.00 per share, after deducting the underwriting discounts and commissions and organization and offering expenses payable by us. You should read this table together with “Use of Proceeds” and our balance sheet included elsewhere in this prospectus.

	As of February 6, 2007(1)
	Actual	As Adjusted(2)
Assets:
Cash	$1,000,000	$285,600,000
Total assets	$1,000,000	$285,600,000
Liabilities:
Accrued organization costs and other liabilities	$154,884	$218,000
Stockholders’ Equity:
Common stock, par value $0.001 per share; 100,000,000 common shares authorized, 80,000 common shares outstanding, actual; 20,400,000 common shares outstanding, as adjusted	$80	$20,400
Capital in excess of par value	$845,036	$285,361,600
Total stockholders’ equity	$845,116	$285,382,000
Net asset value per share	$10.56	$13.99

(1)	As of March 21, 2007, we had invested approximately $234 million in senior secured loans in portfolio companies, of which $118 million had settled; these amounts are excluded from As Adjusted. We expect that our initial portfolio of senior secured loans will total approximately $250 million immediately prior to the closing of the offering.
(2)	Assumes no exercise of the underwriters’ over-allotment option of 3,000,000 shares. As adjusted gives effect to an increase in organizational costs and other liabilities to $218,000 as of March 21, 2007.

DILUTION

The dilution to investors in this offering is represented by the difference between the offering price per share and the pro forma net tangible book value per share after this offering. Net tangible book value per share is determined by dividing our net tangible book value, which is our total tangible assets less total liabilities, by the number of outstanding shares.

As of February 6, 2007, our net tangible book value was $845,116, or approximately $10.56 per share. After giving effect to (a) the contribution of an additional $200,000 by our investment adviser in connection with its investment in 80,000 shares of our common stock, (b) the sale of 320,000 shares of our common stock to our officers and directors, our investment adviser and the managers of our investment adviser in a private placement immediately prior to consummation of this offering and (c) the sale of the shares to be sold in this offering, and the deduction of discounts and estimated expenses of this offering before stabilization, our pro forma net tangible book value would have been approximately $285.4 million, or $13.99 per share, representing an immediate increase in our net tangible book value of $3.43 per share and an immediate dilution of $1.01 per share, or 6.7%, to shares sold in this offering.

The following table illustrates the dilution to the shares on a per share basis:

Offering price	$15.00
Net tangible book value before this offering	$10.56
Increase attributable to shareholders	$3.43
Pro forma net tangible book value after this offering	$13.99
Dilution to shareholders in this offering (without exercise of the over-allotment option)	$1.01

BUSINESS

PennantPark Investment Corporation

PennantPark Investment Corporation is a newly organized, externally managed, non-diversified, closed-end management investment company that intends to file an election to be treated as a business development company under the 1940 Act. In addition, for tax purposes we intend to elect to be treated as a RIC under Subchapter M of the Code. PennantPark’s investment objective is to generate both current income and capital appreciation through debt and equity investments. For a short period (less than one month after the closing of this offering), we may not be a RIC and may be subject to corporate-level income tax. From time to time, we may also invest in public companies that are thinly traded.

We anticipate that our portfolio will be primarily comprised of investments in mezzanine loans and senior secured loans made to private U.S. middle-market companies. We expect that the companies in which we invest will typically be highly leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in most cases, will not be rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. In addition, we expect the debt securities of such companies to range in maturity from three to ten years.

We will also invest in equity securities, such as preferred stock, common stock, warrants or options received in connection with our debt investments or through direct investments. We expect that our investments in mezzanine loans, senior secured loans and other investments will range between $15 million and $50 million each, although this investment size will vary proportionately with the size of our capital base. However, we expect that our initial portfolio upon consummation of this offering will consist primarily of senior secured loans of between $3 and $10 million each.

As of March 21, 2007, we had invested approximately $234 million in senior secured loans, of which $118 million had settled. As of that date, our portfolio consisted of investments with an average investment size of approximately $5.7 million, a weighted average yield of 7.5% and a weighted average maturity of 6.4 years. Immediately prior to the consummation of this offering, we expect that our portfolio will consist primarily of senior secured loans having an aggregate principal amount of approximately $250 million. This amount will include capital commitments in respect of delayed or deferred draws under some lending facilities, which totaled approximately $15.3 million as of March 31, 2007. See “Portfolio Companies.” Over time, however, we expect that our portfolio will include a combination of senior and mezzanine loans and senior secured loans and, to a lesser extent, equity securities. See “Discussion of Expected Operating Plans—Credit Facility” and “—Investments.”

Credit Facility

We were incorporated in January 2007, and shortly thereafter entered into a binding term sheet with the Lender with respect to the creation of the Credit Facility. We subsequently formed Pennant SPV Company, LLC as a wholly owned subsidiary, and have capitalized it using $1.2 million we received from Mr. Penn, through PennantPark Investment Advisers, in connection with his investment in our common stock. In February 2007, we, through Pennant SPV Company, LLC, entered into the Credit Facility with the Lender. The Credit Facility was subsequently amended in March 2007.

We arranged to borrow under the Credit Facility through Pennant SPV Company, LLC at the request of the Lender, so as to isolate the credit risk in our investments, and the Lender’s security interests in such investments, remotely from PennantPark until such time as the Credit Facility is repaid in full. The Credit Facility provides for available borrowings of up to an aggregate principal amount of $250 million, subject to specified borrowing conditions. We intend to use a portion of the net proceeds of this offering to repay the outstanding principal of, and accrued and unpaid interest on, the Credit Facility as well as to pay the reasonable transaction costs incurred by us and the Lender in establishing the Credit Facility. We have used borrowings under the Credit Facility to purchase the senior secured loans that constitute our current portfolio.

While our primary focus will be to generate current income and capital appreciation through debt and equity investments in thinly traded or private U.S. companies, we may invest up to 30% of the portfolio in opportunistic investments. These investments may include investments in high-yield bonds, distressed debt, private equity or securities of public companies that are not thinly traded and securities of companies located outside of the United States. We expect that these public companies generally will have debt securities that are non-investment grade.

About PennantPark Investment Advisers

We will seek to capitalize on the investing experience and contacts of Arthur H. Penn, the Founder of PennantPark and the Founder of our investment adviser. Mr. Penn has over 20 years of experience in the mezzanine lending, leveraged finance, distressed debt and private equity businesses. He has been involved in originating, structuring, negotiating, consummating, managing and monitoring investments in each of these businesses. Mr. Penn is a Co-founder and former Managing Partner of Apollo Investment Management, which is the investment adviser of Apollo Investment, a publicly traded business development company. Mr. Penn served as the Chief Operating Officer and a member of the investment committee of Apollo Investment from its inception in April 2004 through February 2006 and was President and Chief Operating Officer from February 2006 through November 30, 2006.

During the period in which Mr. Penn was the Chief Operating Officer, Apollo Investment raised approximately $930 million of gross proceeds in an initial public offering in April 2004 and raised an additional $308 million in a follow-on offering of public equity in March 2006. Mr. Penn supervised the negotiation and execution of a senior secured credit facility with a syndicate of banks which, as amended, provides for borrowings up to $2.0 billion. During Mr. Penn’s tenure with Apollo Investment, it invested approximately $2.8 billion in 73 companies in partnership with 54 different financial sponsors.

During Mr. Penn’s career in the financial services industry, he also served as Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 through November 2006. Mr. Penn previously served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Securities LLC) from 1999 through 2001. Prior to joining UBS Warburg, Mr. Penn was Global Head of Fixed Income Capital markets for BT Securities and BT Alex. Brown Incorporated from 1994 to 1999. In these capacities, Mr. Penn oversaw groups responsible for more than 200 high-yield and leveraged bank financings aggregating over $34 billion in capital raised. From 1992 to 1994, Mr. Penn served as Head of High Yield Capital Markets at Lehman Brothers.

Over his 20-year career in the financial services industry, Mr. Penn has developed a network of financial sponsor relationships as well as relationships with management teams, investment bankers, attorneys and accountants that we believe will provide us with access to substantial investment opportunities.

Aviv Efrat serves as our Chief Financial Officer and Treasurer. Mr. Efrat, who is also a Managing Director of PennantPark Administration, has extensive experience in finance and administration of registered investment companies, having served for a decade as a Director at BlackRock, LLC, a leading investment firm. Our investment adviser has three experienced investment professionals, in addition to Mr. Penn, who are partners of the firm. These professionals, Geoffrey Chang, Salvatore Giannetti III and Whit Williams, have a combined 44 years of experience in the mezzanine, private equity and leveraged finance businesses. Mr. Chang was previously a founding member and Principal of Audax Mezzanine from 2000 through 2007 and, prior to that was a Director in the Leveraged Finance Group at CIBC World Markets Corp. Mr. Giannetti previously served as Partner in the private equity firm of Wilton Ivy Partners from 2004 through 2007. Prior to joining Wilton Ivy Partners, he was a Managing Director at UBS Warburg LLC in its Leveraged Finance and Financial Sponsors Groups from March 2000 to November 2001. Mr. Williams was an officer at UBS Investment Bank from 1996 to March 2007, most recently as a Managing Director in its Leveraged Finance and Financial Sponsors Group. We and our investment adviser expect to hire additional investment professionals to assist with our ongoing management and in investing the proceeds of this offering. Specifically, we intend to hire a Chief Compliance Officer promptly after completion of this offering. Our investment adviser intends to hire a total of seven to ten investment professionals with skills applicable to our business plan within the first 12 months after completion of this offering. We expect such investment professionals to have experience in middle-market investing, leveraged and mezzanine finance and the capital markets.

MARKET OPPORTUNITY

PennantPark intends to invest primarily in mezzanine loans, senior secured loans and equity securities of U.S. middle-market companies. We believe that the size of the middle-market, coupled with the demands of these companies for flexible sources of capital, create an attractive investment environment for PennantPark.

•

We believe middle-market companies have faced increasing difficulty in raising debt through the capital markets. While many middle-market companies were formerly able to raise funds by issuing high-yield bonds, we believe this approach to financing has become more difficult as institutional investors have sought to invest in larger, more liquid offerings. As evidence of this trend, the average deal size in the high-yield market has grown from approximately $164 million in 1997 to approximately $509 million in 2006. Approximately 2% of all high-yield issues in 2006 raised less than $100 million. We believe these trends have made it harder for middle-market companies to raise funds by issuing high-yield debt securities.

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We believe there is a large pool of un-invested private equity capital likely to seek mezzanine capital to support private investments. We expect that private equity firms will be active investors in middle-market companies and that these private equity funds will seek to leverage their investments by combining capital with mezzanine loans and/or senior secured loans from other sources. We expect such activity to be funded by the record amounts of private equity capital that have been raised in recent years. In 2005 and 2006, private equity funds raised $151 billion and $186 billion, respectively. Of this amount, we believe that approximately $39 billion was raised to finance leveraged buyout funds targeting U.S. middle-market companies both in 2005 and 2006. We believe that, when proposing a private investment, private equity funds generally seek to package their equity investments together with senior secured and/or mezzanine loans, which should provide opportunities for us to partner with such funds.

•

We believe that opportunities to invest mezzanine and other debt capital will remain strong. We expect that the volume of domestic “public-to-private” transactions as well as the number of companies selecting a “sale” alternative versus raising capital in the public equity markets as a means of increasing liquidity will remain large. The volume of “public to private” transactions in the United States increased from $23 billion in 2004 to $128 billion in 2006. Additionally, the cost and effort associated with being a public company in the United States have become more onerous, causing many management teams to consider alternative liquidity strategies. We believe these trends will reinforce demand for debt-related financing and mezzanine investment opportunities for middle-market companies.

COMPETITIVE ADVANTAGES

We believe that we have the following competitive advantages over other capital providers in middle-market companies:

Management expertise

Mr. Penn will have principal management responsibility for PennantPark Investment Advisers as its Managing Member. Mr. Penn has more than 20 years of experience in mezzanine lending, leveraged finance,

private equity and distressed debt investing. Through his tenure at Apollo Investment Management, he also has direct experience in successfully capitalizing, staffing and managing a publicly traded business development company. Mr. Penn intends to dedicate the vast majority of his time to managing PennantPark and PennantPark Investment Advisers. Mr. Efrat serves as our Chief Financial Officer and Treasurer is also a Managing Director of PennantPark Investment Administration. He has extensive experience in finance and administration of registered investment companies, having served for a decade as a Director at BlackRock, LLC, a leading investment firm. Our investment adviser has three experienced investment professionals, in addition to Mr. Penn, who are partners of the firm. These investment professionals, Geoffrey Chang, Salvatore Giannetti III and Whit Williams, have a combined 44 years of experience in the mezzanine, private equity and leveraged finance businesses. Mr. Chang was previously a Founding Member and Principal of Audax Mezzanine from 2000 through 2007 and, prior to that was a director in the Leveraged Finance Group at CIBC World Markets Corp. Mr. Giannetti previously served as Partner in the private equity firm of Wilton Ivy Partners from 2004 through 2007. Prior to joining Wilton Ivy Partners, he was a Managing Director at UBS Warburg LLC in its Leveraged Finance and Financial Sponsors Groups. Mr. Williams was an officer at UBS Investment Bank from 1996 to March 2007, most recently as a Managing Director in its Leveraged Finance and Financial Sponsors Group. We and our investment adviser expect to hire additional investment professionals to assist with our ongoing management and in investing the proceeds of this offering. Specifically, we intend to hire a chief compliance officer promptly after completion of this offering. Our investment adviser intends to hire a total of seven to ten investment professionals with skills applicable to our business plan within the first 12 months after completion of this offering. We expect such investment professionals to have experience in middle-market investing, leveraged and mezzanine finance and the capital markets.

Through his investment experience, we believe Mr. Penn has developed a strong reputation in the capital markets. We believe that this reputation, together with his experience and expertise of the other investment professionals of our investment adviser in raising capital, investing in debt and equity securities and managing investments in companies, will afford PennantPark a competitive advantage in identifying and investing in middle-market companies. Mr. Penn, our other officers and directors and the managers of our investment adviser have invested or committed to invest directly and indirectly, approximately $6.0 million in 400,000 shares of PennantPark prior to this offering.

Disciplined investment approach with strong value orientation

We intend to employ a disciplined approach in selecting investments that meet our value-oriented investment criteria. Consistent with the investment strategy employed by Mr. Penn at Apollo Investment Management, our value-oriented investment philosophy focuses on preserving capital and ensuring that our investments have an appropriate return profile in relation to risk. When market conditions make it difficult for us to invest according to our criteria, we intend to be highly selective in deploying our capital. We do not intend to pursue short-term origination targets. We believe this approach will enable us to build an attractive investment portfolio that meets our return and value criteria over the long term.

We believe it is critical to conduct extensive due diligence on investment targets. In evaluating new investments we, through our investment adviser, intend to conduct a rigorous due diligence process that draws from our investment adviser’s investment experience, industry expertise and network of contacts. Among other things, our due diligence is designed to ensure that each prospective portfolio company will be able to meet its debt service obligations.

Focusing on investments that can generate positive risk-adjusted returns

Our investment adviser will seek to minimize the risk of capital loss without foregoing potential for capital appreciation. In making investment decisions we will seek to pursue and invest in companies that meet several of the following criteria:

•	a value orientation and positive free cash flow;

•	experienced management team;

•	established financial sponsors that have a history of creating value with portfolio companies;

•	strong and competitive industry position; and

•	viable exit strategy and reliable liquidation value of assets.

Assuming a potential investment meets most or all of our investment criteria, we intend to be flexible in adopting transaction structures that address the needs of prospective portfolio companies and their owners. Our investment philosophy is focused on generating attractive internal rates of return over the life of an investment. Given our investment criteria and due diligence process, we expect to structure our investments so they correlate closely with the success of our portfolio companies.

Ability to source and evaluate transactions through our investment adviser’s research capability and established network

In his role as Chief Operating Officer and President of Apollo Investment Corporation, Mr. Penn oversaw investments in 73 companies operating in partnership with 54 different financial sponsors across 29 industries. As a result of their long experience in the investment business, Mr. Penn and the management team of our investment adviser have developed long-term relationships with management consultants and management teams that we believe will enable us to effectively evaluate investment opportunities in numerous industries, as well as giving us access to substantial information concerning those industries. We believe PennantPark Investment Advisers will be able to identify and assess attractive investment opportunities, structure investments successfully across all levels of a company’s capital structure and manage potential risk and return at all stages of the economic cycle.

We intend to identify potential investments both through active origination and through dialogue with numerous management teams, members of the financial community and corporate partners with whom Mr. Penn has long-term relationships. We believe that Mr. Penn’s broad network of contacts within the investment, commercial banking, private equity and investment management communities and his strong reputation in investment management, will enable us to attract well-positioned prospective portfolio companies. Additionally, we expect to generate information from our investment advisers’ network of accountants, consultants, lawyers and management teams of portfolio companies and other companies. We also expect to benefit from the additional contacts and relationships of Messrs. Chang, Giannetti, and Williams and of the other investment professionals retained by our investment adviser.

Flexible transaction structuring

We expect that the in-depth coverage and experience of Mr. Penn, as well as that of the other investment professionals of our investment adviser, will enable us to invest throughout various stages of the economic cycle and will provide our investment adviser with access to ongoing market insights in addition to a significant investment sourcing engine. See “—Investments.” While we will be subject to compliance with the 1940 Act, we will not be subject to many of the regulatory limitations that govern traditional lending institutions such as banks. As a result, we expect to be flexible in selecting and structuring investments, adjusting investment criteria, transaction structures and, in some cases, the types of securities in which we invest. We believe that this flexibility will enable PennantPark Investment Advisers to identify attractive investment opportunities throughout the economic cycle so that we can make investments consistent with our objective even during turbulent periods in the capital markets.

Longer investment horizon with attractive publicly traded model

Unlike private equity and venture capital funds, we will not be subject to standard periodic capital return requirements. Such requirements typically stipulate that funds raised by a private equity or venture capital fund, together with any capital gains on such invested funds, can only be invested once and must be returned to investors after a pre-agreed time period. These provisions often force private equity and venture capital funds to seek returns on their investments through mergers, public equity offerings or other liquidity events more quickly than they otherwise might, potentially resulting in both a lower overall return to investors and an adverse impact on their portfolio companies. We believe that our flexibility to make investments with a long-term view and without the capital return requirements of traditional private investment vehicles will provide us with the opportunity to generate returns on invested capital and enable us to be a better long-term partner for our portfolio companies.

OPERATING AND REGULATORY STRUCTURE

Our investment activities will be managed by PennantPark Investment Advisers and supervised by our board of directors, a majority of whom are independent of our investment adviser and PennantPark. PennantPark Investment Advisers is a newly formed investment adviser that is registered under the Advisers Act. Under our Investment Management Agreement, we have agreed to pay PennantPark Investment Advisers an annual base management fee based on our gross assets as well as an incentive fee based on our investment performance. We intend to execute the Investment Management Agreement at the time we elect to be treated as a business development company, which we expect to occur shortly before consummation of this offering. Prior to making this election, our relationship with the investment adviser is governed by the Interim Management Agreement. See “Management—Investment Management Agreement.”

We have also entered into the Administration Agreement with PennantPark Administration. Under the Administration Agreement, we have agreed to reimburse PennantPark Administration for our allocable portion of overhead and other expenses incurred by PennantPark Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs. See “Management—Administration Agreement.”

As a business development company, we will be required to comply with certain regulatory requirements. For example, we note that any affiliated investment vehicle formed in the future and managed by our investment adviser may, notwithstanding different stated investment objectives, have overlapping investment objectives with our own and, accordingly, may invest in asset classes similar to those targeted by us. If our investment adviser undertakes to manage a new fund in the future, we will not invest in any portfolio company in which that fund has a pre-existing investment, although we may co-invest with such affiliate on a concurrent basis, subject to compliance with existing regulatory guidance, applicable regulations and our allocation procedures.

We, through our wholly owned subsidiary, Pennant SPV Company, LLC, have established a Credit Facility to fund portfolio investments prior to consummation of this offering. We may borrow other funds subsequent to this offering. After we repay the Credit Facility, we do not intend to borrow money to fund our investments until such time as we have invested substantially all of the proceeds of this offering. At that time, we may elect to borrow money to fund investments to the extent we determine that additional capital would allow us to take advantage of additional investment opportunities, if the market for debt financing presents attractively priced debt financing opportunities, or if our board of directors determines that leveraging our portfolio would be in the best interest of PennantPark and our stockholders. We have not yet decided the extent to which we will finance portfolio investments using debt. After we repay the Credit Facility, we do not intend to borrow money to fund our investments until such time as we have invested substantially all of the proceeds of the offering. See “Regulation.” See “Material U.S. Federal Income Tax Considerations.”

INVESTMENTS

PennantPark will seek to create a diversified portfolio that will include mezzanine loans, senior secured loans and equity securities by investing approximately $15 to $50 million of capital, on average, in the securities of middle-market companies although, this investment size will vary proportionately with the size of our capital base. However, we expect that our initial portfolio upon consummation of this offering will consist primarily of senior secured loans of between $3 and $10 million each. We expect that the companies in which we invest will typically be highly leveraged, often as a result of leveraged buy-outs or other recapitalization transactions, and, in most cases, will not be rated by national rating agencies. If such companies were rated, we believe that they would typically receive a rating below investment grade (between BB and CCC under the Standard & Poor’s system) from the national rating agencies. In addition, we expect the debt securities of such companies to range in maturity from three to ten years. We expect that our target portfolio over time will include both mezzanine loans and senior secured loans. Structurally, mezzanine loans usually rank subordinate in priority of payment to senior debt, such as senior bank debt, and is often unsecured. As such, other creditors may rank senior to us in the event of an insolvency. However, mezzanine loans rank senior to common and preferred equity in a borrowers’ capital structure. Due to its higher risk profile and often less restrictive covenants as compared to senior loans, mezzanine loans generally earn a higher return than senior secured loans. We believe that mezzanine loans offer an alternative investment opportunity based upon their historic returns and resilience during economic downturns. In many cases mezzanine investors receive opportunities to invest directly in the equity securities of borrowers and from time to time may also receive warrants to purchase equity securities. We will evaluate these investment opportunities on a case-by-case basis.

Initially, we expect that our portfolio will consist primarily of senior secured loans and our other anticipated investments. Over time, however, we expect that our portfolio will consist of both mezzanine loans and senior secured loans and, to a lesser extent, equity securities. In addition to mezzanine loans and senior secured loans, we may invest up to 30% of our portfolio in opportunistic investments. These investments may include investments in high-yield bonds, distressed debt, private equity, securities of public companies that are not thinly traded and securities of middle-market companies located outside of the United States. We expect that these public companies generally will issue debt securities that are non-investment grade.

Additionally, we may in the future seek to securitize our loans to generate cash for funding new investments. To securitize loans, we may create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. This could include the sale of interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment grade loan pools, and we would retain a portion of the equity in the securitized pool of loans.

Moreover, we may acquire investments in the secondary market and, in analyzing such investments, we will employ the same analytical process as we use for our primary investments.

Our principal focus will be to provide mezzanine loans and senior secured loans to middle-market companies in a variety of industries. We will generally seek to target companies that generate positive cash flows. We will generally seek to invest in companies from the broad variety of industries in which our investment adviser has direct expertise. The following is a representative list of the industries in which we may elect to invest.

•	Agriculture

•	Broadcasting and Entertainment

•	Building Products

•	Buildings and Real Estate

•	Business Services

•	Chemicals

•	Consumer Finance

•	Consumer Products

•	Consumer Services

•	Direct Marketing

•	Education

•	Electronics

•	Environmental Services

•	Equipment Rental

•	Financial Services

•	Grocery

•	Healthcare

•	Industrial

•	Infrastructure

•	Leisure Equipment

•	Logistics

•	Machinery

•	Manufacturing

•	Media

•	Oil and Gas

•	Publishing

•	Retail

•	Transportation

We may invest in other industries if we are presented with attractive opportunities.

In an effort to increase our returns and the number of loans that we can make, we may in the future seek to securitize our loans. To securitize loans, we would create a wholly owned subsidiary and contribute a pool of loans to the subsidiary. We would sell interests in the subsidiary on a non-recourse basis to purchasers who we would expect to be willing to accept a lower interest rate to invest in investment-grade loan pools. We may use the proceeds of such sales to pay down bank debt or to fund additional investment.

We will not invest in any portfolio company in which any of our affiliates have an investment now or in the future.

INVESTMENT SELECTION

Our investment adviser will seek to minimize the risk of capital loss without foregoing potential for capital appreciation.

Prospective portfolio company characteristics

We have identified several criteria that we believe are important in identifying and investing in prospective portfolio companies. These criteria provide general guidelines for our investment decisions; however, we caution you that not all of these criteria will be met by each prospective portfolio company in which we choose to invest. Generally, we will seek to use our experience and access to market information generated to identify investment candidates and to structure investments quickly and effectively.

Value orientation/positive cash flow

Our investment philosophy will place a premium on fundamental analysis from an investor’s perspective and will have a distinct value orientation. We will focus on companies in which we can invest at relatively low multiples of operating cash flow and that are profitable at the time of investment on an operating cash flow basis. Typically, we would not expect to invest in start-up companies or companies having speculative business plans.

Experienced management and established financial sponsor relationship

We will generally require that our portfolio companies have an experienced management team. We will also require the portfolio companies to have in place proper incentives to induce management to succeed and to act in concert with our interests as investors, including having significant equity interests. In addition, we intend to focus our investments in companies backed by strong financial sponsors that have a history of creating value and with whom members of our investment advisor have an established relationship.

Strong and defensible competitive market position in industry

We will seek to invest in target companies that have developed leading market positions within their respective markets and are well positioned to capitalize on growth opportunities. We will seek companies that demonstrate significant competitive advantages versus their competitors, which should help to protect their market position and profitability.

Viable exit strategy

We will seek to invest in companies that we believe will provide a steady stream of cash flow to repay our loans and reinvest in their respective businesses. We expect that such internally generated cash flow, leading to the payment of interest on, and the repayment of the principal of, our investments in portfolio companies to be a key means by which we exit from our investments over time. In addition, we will also seek to invest in companies whose business models and expected future cash flows offer attractive exit possibilities. These companies include candidates for strategic acquisition by other industry participants and companies that may repay our investments through an initial public offering of common stock or another capital market transaction.

Realizable liquidation value of assets

The prospective liquidation value of the assets, if any, collateralizing loans in which we invest will be an important factor in our credit analysis. We will emphasize both tangible assets, such as accounts receivable, inventory, equipment and real estate, and intangible assets, such as intellectual property, customer lists, networks and databases.

Due diligence

We believe it is critical to conduct extensive due diligence on investment targets, and in evaluating new investments. We, through our investment adviser, will conduct a rigorous due diligence process that draws from our investment adviser’s investment experience, industry expertise and network of contacts. Our investment adviser will conduct extensive due diligence investigations in their investment activities. We expect that the senior investment professionals we retain after this offering will maintain a similar approach to conducting due diligence on prospective portfolio companies. In conducting due diligence, we expect that our investment adviser will use publicly available information as well as information from its relationships with former and current management teams, consultants, competitors and investment bankers.

Our due diligence will typically include:

•	review of historical and prospective financial information;

•	on-site visits;

•	interviews with management, employees, customers and vendors of the potential portfolio company;

•	review of senior loan documents;

•	background checks; and

•	research relating to the company’s management, industry, markets, products and services and competitors.

Upon the completion of due diligence and a decision to proceed with an investment in a company, the principals leading the investment will present the investment opportunity to our investment adviser’s investment committee, which will determine whether to pursue the potential investment. All new investments will be required to be reviewed by the investment committee of our investment adviser, which currently consists of Messrs. Penn, Chang, Giannetti and Williams, subject to final approval by Mr. Penn. As our investment adviser adds senior investment professionals subsequent to this offering, our investment adviser may add them to its investment committee. The members of our investment committee will receive no compensation from us. These members will be employees or partners of our investment adviser and will receive compensation or profit distributions from our investment adviser.

Additional due diligence with respect to any investment may be conducted on our behalf by attorneys and independent accountants prior to the closing of the investment, as well as other outside advisers, as appropriate.

Investment structure

Once we have determined that a prospective portfolio company is suitable for investment, we will work with the management of that company and its other capital providers, including senior, junior, and equity capital providers, to structure an investment. We will negotiate among these parties to agree on how our investment is expected to perform relative to the other capital in the portfolio company’s capital structure.

We anticipate investing in portfolio companies primarily in the form of senior secured loans and mezzanine loans. We expect our senior secured loans to have terms of three to ten years and to provide for deferred interest payments in the first few years of the term of the loan. We will obtain security interests in the assets of our portfolio companies that will serve as collateral in support of the repayment of these loans. This collateral may take the form of first or second priority liens on the assets of a portfolio company. We expect that the interest rate on our senior secured loans generally will range between 1.5% and 10% over LIBOR.

We anticipate structuring our mezzanine investments primarily as unsecured, subordinated loans that provide for relatively high, fixed interest rates that will provide us with significant current interest income. These loans typically will have interest-only payments in the early years, with amortization of principal deferred to the later years of the mezzanine loans. In some cases, we may enter into mezzanine loans that, by their terms, convert into equity or additional debt securities or defer payments of interest for the first few years after our investment. Also, in some cases our mezzanine loans may be collateralized by a subordinated lien on some or all of the assets of the borrower. Typically, our mezzanine loans will have maturities of five to ten years. We will generally target an annual total return of 11% to 20% for our mezzanine loan investments.

In the case of our mezzanine loan and senior secured loan investments, we will tailor the terms of the investment to the facts and circumstances of the transaction and the prospective portfolio company, negotiating a structure that protects our rights and manages our risk while creating incentives for the portfolio company to achieve its business plan and improve its profitability. For example, in addition to seeking a senior position in the capital structure of our portfolio companies, we will seek to limit the downside potential of our investments by:

•	requiring a total return on our investments (including both interest and potential equity appreciation) that compensates us for credit risk;

•	incorporating “put” rights and call protection into the investment structure; and

•

negotiating covenants in connection with our investments that afford our portfolio companies as much flexibility in managing their businesses as possible, consistent with preservation of our capital. Such restrictions may include affirmative and negative covenants, default penalties, lien protection, change of control provisions and board rights, including either observation or participation rights.

Our investments may include equity features, such as direct investments in the equity securities of borrowers or warrants or options to buy a minority interest in a portfolio company. Any warrants we receive with our debt securities generally will require only a nominal cost to exercise, and thus, as a portfolio company appreciates in value, we may achieve additional investment return from these equity interests. We may structure the warrants to provide provisions protecting our rights as a minority-interest holder, as well as puts, or rights to sell such securities back to the company, upon the occurrence of specified events. In many cases, we will also obtain registration rights in connection with these equity securities, which may include demand and “piggyback” registration rights. With respect to preferred or common equity investments, we expect to target an investment return of at least 16%. However, we can offer no assurance that we can achieve such a return with respect to any investment or our portfolio as a whole.

We expect to hold most of our investments to maturity or repayment, but will sell our investments earlier if a liquidity event takes place, such as the sale or recapitalization of a portfolio company.

Managerial assistance

As a business development company, we will offer, and must provide upon request, managerial assistance to certain of our portfolio companies. This assistance could involve, among other things, monitoring the operations of our portfolio companies, participating in board and management meetings, consulting with and advising officers of portfolio companies and providing other organizational and financial guidance. We may receive fees for these services. PennantPark Administration will provide such managerial assistance on our behalf to portfolio companies that request this assistance.

Ongoing relationships with portfolio companies

Monitoring

PennantPark Investment Advisers will monitor our portfolio companies on an ongoing basis. PennantPark Investment Advisers will monitor the financial trends of each portfolio company to determine if they are meeting their respective business plans and to assess the appropriate course of action for each company.

PennantPark Investment Advisers will have several methods of evaluating and monitoring the performance and fair value of our investments, which may include the following:

•	Assessment of success in adhering to portfolio company’s business plan and compliance with covenants;

•	Periodic and regular contact with portfolio company management and, if appropriate, the financial or strategic sponsor, to discuss financial position, requirements and accomplishments;

•	Comparisons to other PennantPark portfolio companies in the industry, if any;

•	Attendance at and participation in board meetings; and

•	Review of monthly and quarterly financial statements and financial projections for portfolio companies.

Valuation Process

The following is a description of the steps we will take each quarter to determine the value of our portfolio. Investments for which market quotations are readily available will be recorded in our financial statements at such market quotations. With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•

Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with the management of our investment adviser;

•	Independent valuation firms engaged by our board of directors will conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•

The audit committee of our board of directors will review the preliminary valuation of our investment adviser and that of the independent valuation firms and respond and supplement the valuation recommendation of the independent valuation firm to reflect any comments; and

•

The board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

When we make investments that involve deferrals of interest payable to us, any increase in the value of the investment due to the accrual or receipt of payment of interest will be allocated to the increase in the cost basis of the investment, rather than to capital appreciation or gain.

We expect that all of our portfolio investments will be recorded at fair value as determined under the valuation process discussed above. As a result, there will be uncertainty with respect to the value of our portfolio investments.

COMPETITION

Our primary competitors to provide financing to middle-market companies will include public and private funds, including other business development companies, commercial and investment banks, commercial financing companies, and, to the extent they provide an alternative form of financing, private equity funds. As a result of these new entrants, competition for investment opportunities at middle-market companies has intensified. Many of our competitors are substantially larger and have considerably greater financial, technical and marketing resources than we do. For example, some competitors may have a lower cost of funds and access to funding sources that are not available to us. In addition, some of our competitors may have higher risk tolerances or different risk assessments, which could allow them to consider a wider variety of investments and establish more relationships than us. Furthermore, many of our competitors are not subject to the regulatory restrictions that the 1940 Act will impose on us as a business development company. We expect to use the industry information available our investment adviser to assess investment risks and determine appropriate pricing for our investments in portfolio companies. In addition, we expect to benefit from the relationships of Messrs. Penn, Chang, Giannetti and Williams, and other senior investment professionals retained by our investment adviser, will enable us to learn about, and compete effectively for, financing opportunities with attractive middle-market companies in the industries in which we seek to invest. For additional information concerning the competitive risks we face, see “Risk Factors—Risks relating to our business and structure—We operate in a highly competitive market for investment opportunities.”

STAFFING

We do not currently have any employees. Mr. Penn, our Chief Executive Officer, is the Managing Member of our investment adviser. In addition, Mr. Efrat, our Chief Financial Officer and Treasurer, is a Managing Director of our administrator. We and our investment adviser expect to hire additional investment professionals to assist with our ongoing management and in investing the proceeds of this offering. Specifically, we expect to hire a chief compliance officer promptly after the completion of the offering. Currently, our investment adviser has four senior investment professionals, Messrs. Chang, Giannetti, Penn and Williams. Following this offering our investment adviser intends to expand its management team to a total of seven to ten investment professionals within 12 months of the completion of this offering. We and our investment adviser intend to hire professionals with skills applicable to our business plan, including experience in middle-market investing, leveraged and mezzanine finance and capital markets. It is likely that some of these individuals will be employees of PennantPark Administration and will perform their respective functions under the terms of the Administration Agreement. See “Management—Investment management agreement.” In addition, we will reimburse PennantPark Administration for our allocable portion of expenses incurred by it in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our chief compliance officer and their respective staffs. See “Management—Administration Agreement.”

PROPERTIES

Our executive offices are located at 445 Park Avenue, 10th Floor, New York, NY 10022, and are provided by our administrator pursuant to our Administration Agreement. We believe that our office facilities are suitable and adequate for our business as it is contemplated to be conducted.

LEGAL PROCEEDINGS

None of our investment adviser, our administrator or us is currently subject to any material legal proceedings, nor, to our knowledge, is any material legal proceeding threatened against us, or against our investment adviser or administrator. On January 30, 2007, we received a letter from a company objecting to our use of the name Pennant Investment Corporation. We subsequently changed our name to PennantPark Investment Corporation in order to avoid any confusion with that company. In subsequent correspondence with the counsel to that company, we understand that it has continuing concerns regarding our name. We are working to resolve these concerns amicably and, while we can offer no assurance in this regard, do not believe that this issue will have a material adverse effect on our business or financial condition.

From time to time, we, our investment adviser or administrator, may be a party to certain legal proceedings in the ordinary course of business, including proceedings relating to the enforcement of our rights under contracts with our portfolio companies. While the outcome of these legal proceedings cannot be predicted with certainty, we do not expect that these proceedings will have a material effect upon our financial condition or results of operations.

PORTFOLIO COMPANIES

As of March 21, 2007, we had invested approximately $234 million of senior secured debt, of which $118 million had settled. We expect that our initial portfolio of senior secured loans will total an aggregate of approximately $250 million immediately prior to closing of this offering. The following table provides information about the investments and commitments in our portfolio as of March 21, 2007.

Issuer Name	Maturity	Industry	Basis Point Spread Above Index (1)	Par Amount (000)		Cost (000)	Value(2) (000)
Senior Secured Debt
American Cellular Corporation* 14201 Wireless Way, Oklahoma City, OK 73134	05/15/14	Telecom	L+200	$1,000		$1,000	$1,003
Brock Holdings III, Inc. 1670 E. Cardinal Dr., Beaumont, TX 77705	02/21/13	Industrial Services	L+200	3,000		3,000	3,011
Building Materials Corp. of America* 1361 Alps Rd., Wayne, NJ, 07470	09/15/14	Building Products	L+275	1,000	**	1,000	999
Burlington Coat Factory Warehouse Corporation 1830 Rt. 130, Burlington, NJ 08016	05/28/13	Retail	L+225	10,000		9,988	9,913
Cenveo Corporation* One Canterbury Grn., 201 Broad St., Stamford, CT 06901	06/21/13	Printing	L+175	2,000	**	2,000	2,003
Charter Communications Operating, LLC* c/o Charter Communications Holdings, 12405 Powerscourt Dr., St. Louis, MO 63131	03/06/14	Cable TV	L+200	15,000		15,000	14,953
Cohr Holdings, Inc. (Master Plan)* 21540 Plummer St., Chatsworth, CA 91311	01/31/13	Healthcare	L+250	7,000		7,000	7,031
Covalence Specialty Materials Corp.* 1 Crossroads Dr., Building A, Third Floor, Bedminister, NJ 07921	02/16/13	Packaging	L+200	5,975		5,990	5,979
Domtar Corporation 395 de Maisonnueve Blvd., West Montreal, Quebec H3A 1L6	03/05/14	Paper	L+137.5	5,000		5,000	4,988
FR Brand Holding Corp. 600 Travis St., Suite 600, Houston, TX 77002	02/07/14	Infrastructure	L+225	2,000		2,000	2,009
Gatehouse Media Operating, Inc.*	08/27/14	Media	L+175	3,641		3,641	3,634
350 Willowbrook Office Park,	02/27/14	Media	L+175	109		109	108
Fairport, NY 14450	02/27/14	Media	—	1,250	**	1,250	1,248
	02/27/14	Media	L+175	1,456		1,456	1,454
	02/27/14	Media	—	544	**	544	543
General Nutrition Centers, Inc.*	03/16/12	Retail	L+225	3,000		3,000	3,000
300 Sixth Avenue, Pittsburgh, PA 15222	09/16/13	Retail	L+225	3,500		3,504	3,500
Giant Industries, Inc. (Western Refining)* 23733 North Scottsdale Rd., Scottsdale, AZ 85255	06/25/10	Energy	L+175	12,000		12,000	12,030
Greatwide Logistics Services, Inc. 12404 Park Central Dr., Suite 300S, Dallas, TX 75251	12/19/13	Logistics	L+350	7,000		7,000	7,021
Green Valley Ranch Gaming, LLC c/o Station Casinos, Inc., 2411 W. Sahara Ave., Las Vegas, NV, 89102	02/08/14	Gaming	L+200	4,818		4,818	4,836
Hanley-Wood, LLC*	03/08/14	Media	L+225	6,000		6,000	5,996
One Thomas Circle, NW, Suite 600, Washington, DC 20005	03/08/13	Media	L+225	3,000		3,000	2,998
Health Management Associates, Inc. 5811 Pelican Bay Blvd., Suite 500, Naples, FL 34108	02/28/14	Healthcare	L+175	15,000		15,000	15,056
Hughes Network Systems, LLC 11717 Exploration Ln., Germantown, MD 20876	04/15/14	Telecom	L+250	5,000		5,000	5,000
Jacuzzi Brands Corp.	02/27/14	Consumer	L+225	9,189		9,189	9,206
c/o JUSI Holdings, Inc., Phillips Pointe-West Tower,	02/14/14	Consumer	L+225	811		811	812
777 S. Flagler Dr., Suite 1100, West Palm Beach,
FL 33401
Journal Register Company* 50 West State St., 12th Fl., Trenton, NJ 08608	08/12/12	Media	L+125	5,000		4,913	4,869
Knology Inc.* 1241 O.G. Skinner Dr., West Point, GA 31833	06/30/12	Cable TV	L+225	3,500		3,506	3,513

Issuer Name	Maturity	Industry	Basis Point Spread Above Index (1)	Par Amount (000)		Cost (000)	Value(2) (000)
Level 3 Financing, Inc.* c/o Level 3 Communications, Inc., 1025 Eldarado Blvd., Broomfield, CO 80021	03/13/14	Telecom	L+225	2,000		2,000	2,007
Levlad, LLC (Natural Products)* c/o Harvest Partners, Inc., 280 Park Ave., New York, NY 10017	03/08/14	Consumer	L+225	5,000		5,000	5,019
Longview Power, LLC	02/28/14	Energy	—	2,333	**	2,333	2,348
1040 Great Plain Ave., Needham,	03/13/14	Energy	L+225	667		667	671
MA 02492	03/13/14	Energy	L+125	2,000		2,000	2,012

MachGen, LLC*	02/22/13	Energy	L+200	94		94	93
9300 US Highway 9W, Athens, NY 12015	02/22/14	Energy	L+200	906		906	905
	02/22/14	Energy	L+200	2,000		2,000	1,997
	02/22/14	Energy	L+200	1,000		1,001	999

Mattress Holding Corp 5815 Gulf Freeway, Houston, TX 77023	01/18/14	Retail	L+225	4,000		4,000	4,000
McJunkin Corporation 8365 Hillcrest Dr., Charleston, WV 25311	01/31/14	Industrial Distribution	L+225	3,000		3,000	3,015
MediaNews Group, Inc.* 101 W. Colfax Ave., Suite 1100, Denver, CO 80202	12/30/10	Media	L+125	4,845		4,825	4,820
Mitchell International, Inc.* 9889 Willow Creek Rd., San Diego, CA 92131	06/30/14	Software	L+200	4,000		4,000	4,015
National Bedding Company L.L.C.* 5401 Trillium Blvd., Suite 250, Hoffman Estates, IL 60692	08/31/11	Consumer	L+200	7,000		7,008	7,013
National CineMedia, LLC 9110 East Nichols Ave., Suite 200, Centennial, CO 80112	02/17/15	Advertising	L+175	3,000		3,000	3,004
Penton Media, Inc. 249 W. 17th St., Fourth Floor, New York, NY 10011	01/31/14	Media	L+225	5,000		5,000	5,013
Philosophy Inc.* 3809 East Watkins St., Phoenix, AZ 85034	03/23/14	Consumer	L+200	1,500		1,500	1,502
ProQuest-CSA LLC 7200 Wisconsin Ave., Suite 601, Bethesda, MD 20814	02/09/14	Education	L+300	1,000		1,000	1,003
Rexnord Corporation 4701 W. Greenfield Ave., Milwaukee, WI 53214	02/09/14	Industrial	L+225	5,000		5,000	5,028
Seminole Tribe of Florida* 6300 Stirling Rd., Hollywood, FL 33024	03/15/14	Gaming	—	7,000	**	7,000	7,026
Sitel, LLC (Clientlogic) Two American Center, 3102 West End Ave., Suite 1000, Nashville, TN 37203	01/30/14	Business Services	P+150 - L+250	5,000		5,000	5,019
The Reader’s Digest Association, Inc. Reader’s Digest Rd., Pleasantville, NY 10570	02/23/14	Media	L+200	1,000		1,000	1,003
Univision Communications Inc.* 500 Frank W. Burr Blvd., Sixth Floor, Teaneck, NJ 07666	03/24/14	Media	L+225	15,000	**	15,000	15,028
Valassis Communications, Inc.	02/02/14	Consumer	—	2,987	**	2,987	2,991
19975 Victor Parkway, Livonia, MI 48152	03/02/14	Consumer	L+175	11,013		11,013	11,027

Yankee Candle Company, Inc. 16 Yankee Candle Way, South Deerfield, MA 01373	02/06/14	Consumer	L+200	1,000		1,000	1,005

Total Senior Secured Debt				$234,138		$234,053	$234,276

Total Investments				$234,138		$234,053	$234,276

(1)	Represents floating rate instruments that accrue interest at a predetermined spread relative to an index, typically the applicable LIBOR (London Interbank Offer Rate) (“L”) or Prime Rate (“P”).
(2)	Reflects dealer quotations as of March 21, 2007.
*	Purchase of debt partially or fully unsettled.
**	Credit facilities with partially or fully delayed draws. The aggregate amount of these delayed draws totals $15.27 million. These delayed draws do not have a basis point spread above index.

Our board of directors intends to use its standard procedures to determine the fair value of investments in senior secured loans or debt obligations held by us. These are described under “Business—Investment selection—Ongoing relationships with portfolio companies—Valuation process.” Under the terms of the Credit Facility, we will be advanced 100% of the lesser of (1) the par value or (2) current market value of any senior secured loan or debt obligation to be acquired. Our board of directors will consider a number of factors when it reviews the purchase of the senior secured loans and other debt obligations. See “Business—Investments.”

Description of Portfolio Companies

Set forth below is a description of those investments that represent 5% or more of our total portfolio as of March 21, 2007.

Charter Communications Operating, LLC is a broadband communications company operating in the United States. The company provides traditional cable video programming services (both analog and digital video), high speed internet and, in some cases, advanced broadband services such as high-definition television, video on demand and telephony services. The company also sells local advertising on satellite-delivered networks.

Giant Industries, Inc. (Western Refining) is primarily a refiner and marketer of petroleum products. Giant Industries owns and operates three crude oil refineries in the United States; of which one is in Virginia and two are in New Mexico. This company also owns a crude oil gathering pipeline system based in Farmington, New Mexico, which services its New Mexico refineries. In addition, Giant Industries distributes commercial wholesale finished petroleum products. The company owns distribution terminals in Albuquerque, New Mexico, and Flagstaff, Arizona, as well as a fleet of crude oil and finished product truck transports and a chain of retail service stations in New Mexico, Colorado and Arizona. Giant Industries is the parent company of Phoenix Fuel Co., Dial Oil Co. and Empire Oil Co., all of which are wholesale petroleum products distributors.

Health Management Associates, Inc. operates acute care hospitals primarily outside of major urban areas in the southeastern and southwestern regions of the United States. When it adds an additional hospital by acquisition, this company seeks to upgrade the quality of healthcare delivery, expand offered medical services, upgrade the technology used by acquired hospitals and to introduce proven hospital management practices to encourage community residents not to commute to major urban centers for specialty medical care.

Univision Communications, Inc., through its wholly owned subsidiaries, operates as a Spanish-language media company in the United States. Univision provides services through television, radio, music and internet segments. The company’s television segment primarily operates the Univision, TeleFutura and Galavision television networks, as well as certain broadcast television stations in Utah, Massachusetts, Florida, Colorado, New Mexico and Washington, D.C. This segment also owns two stations, WLII and WSUR, in Puerto Rico. The radio segment owns and operates sixty-nine radio stations in sixteen of the twenty-five leading U.S. Hispanic markets and four radio stations in Puerto Rico. The music segment owns and operates under Univision.com, which provides Spanish-language content directed at Hispanics in the United States, Mexico and Latin America.

Valassis Communications, Inc. is a media products company which provides a wide range of marketing products and services to numerous manufacturers, direct marketers, retailers, telecommunications companies, franchisees and other advertisers. Valassis provides a combination of home-delivered media products and services at the market, neighborhood and household-targeted levels. It can also integrate all three levels marketing services to provide a single-source marketing solution.

MANAGEMENT

Our business and affairs are managed under the direction of our board of directors. The board of directors currently consists of five members, four of whom are not “interested persons” of PennantPark as defined in Section 2(a)(19) of the 1940 Act. We refer to these individuals as our independent directors. Our board of directors elects our officers, who will serve at the discretion of the board of directors.

BOARD OF DIRECTORS

Under our charter, our directors will be divided into three classes. Each class of directors will hold office for a three-year term. However, the initial members of the three classes have initial terms of one, two and three years, respectively. At each annual meeting of our stockholders, the successors to the class of directors whose terms expire at such meeting will be elected to hold office for a term expiring at the annual meeting of stockholders held in the third year following the year of their election. Each director will hold office for the term to which he or she is elected and until his or her successor is duly elected and qualifies.

Directors

Information regarding the board of directors is as follows:

Name	Age	Position	Director Since	Expiration of Term
Interested Directors

Arthur H. Penn	43	Chief Executive Officer and Chairman of Board	2007	2010

Independent Directors

Adam K. Bernstein	43	Director	2007	2009
Marshall Brozost	39	Director	2007	2008
Jeffrey Flug	44	Director	2007	2009
Samuel L. Katz	41	Director	2007	2008

The address for each director is 445 Park Avenue, 10th Floor, New York, New York 10022, or by telephone at (212) 307-3280.

Executive Officers Who are Not Directors

Information regarding our executive officers who are not directors is as follows:

Name	Age	Position(1)
Aviv Efrat	42	Chief Financial Officer, Treasurer

(1)	We expect to retain a chief compliance officer as soon as practicable after completion of this offering. Mr. Penn will serve as our interim Chief Compliance Officer until our board of directors has approved a permanent chief compliance officer.

The address for each executive officer is 445 Park Avenue, 10th Floor, New York, New York 10022, by telephone at (212) 307-3280.

Biographical Information

Directors

Our directors have been divided into two groups—interested directors and independent directors. Interested directors are “interested persons” as defined in the 1940 Act.

Interested Director

Arthur H. Penn (43) Founder, Chief Executive Officer and Chairman of the Board of Directors. Mr. Penn became the chief executive officer and a director of PennantPark at its inception in January 2007. He also founded and became Managing Member of PennantPark Investment Advisers in January 2007. Mr. Penn co-founded Apollo Investment Management in February 2004, where he was a Managing Partner through November 2006. He also served as Chief Operating Officer of Apollo Investment Corporation from its inception in February 2004 through February 2006 and served as President and Chief Operating Officer of that company from February 2006 through November 2006. Mr. Penn was formerly a Managing Partner of Apollo Value Fund L.P. (formerly Apollo Distressed Investment Fund, L.P.) from 2003 through November 2006. From 2002 to 2003, prior to joining Apollo, Mr. Penn was a Managing Director of CDC-IXIS Capital Markets. Mr. Penn previously served as Global Head of Leveraged Finance at UBS Warburg LLC (now UBS Investment Bank) from 1999 through 2001. Prior to joining UBS Warburg, Mr. Penn was Global Head of Fixed Income Capital markets for BT Securities and BT Alex. Brown Incorporated from 1994 to 1999. From 1992 to 1994, Mr. Penn served as Head of High-Yield Capital Markets at Lehman Brothers.

Independent Directors

Adam K. Bernstein (43), Director. Mr. Bernstein became a director of PennantPark Investment in February 2007. Mr. Bernstein is currently President of The Bernstein Companies, a Washington, D.C.-based real estate firm which he founded in 1985. Mr. Bernstein also serves as the President and Chief Executive Officer of Consortium Atlantic Realty Trust, Inc., a private real estate investment trust operating in the mid-Atlantic region since its formation in 2000. Mr. Bernstein is on the Greater Washington Advisory Board of SunTrust Bank, N.A. and is the President of the Mid-Atlantic Regional Advisory Board of the University of Pennsylvania. An affiliate of SunTrust Bank, N.A. is acting as an underwriter in connection with this offering.

Marshall Brozost (39), Director. Mr. Brozost became a director of PennantPark Investment in February 2007. Since January 1, 2007, Mr. Brozost has been Partner at the international law firm of Dewey Ballantine LLP, where he practices in the real estate and private equity groups. Prior to his tenure at Dewey Ballantine which began in June 2005, Mr. Brozost practiced law at O’Melveny & Myers LLP from April 2001 through October 2004 and Solomon & Weinberg LLP from October 2004 through June 2005. Mr. Brozost also served as a vice president of Nomura Asset Capital Corporation from 1997 through 2000.

Jeffrey Flug (44), Director. Mr. Flug became a director of PennantPark Investment in February 2007. Mr. Flug has been the Chief Executive Officer and Executive Director of Millennium Promise Alliance, Inc. since April 2006. Millennium Promise is a non-profit organization whose mission is to eradicate extreme global poverty. Prior to joining Millennium Promise, Mr. Flug was Managing Director and Head of North American Institutional Sales at JP Morgan’s Investment Bank from May 2000 to April 2006. From 1988 to 2000, Mr. Flug was Managing Director for Goldman Sachs & Co. in its Fixed Income Division.

Samuel L. Katz (41), Director. Mr. Katz became a director of PennantPark Investment in February 2007. Mr. Katz is Chairman and Chief Executive Officer of TZP Group LLC, a private equity fund. He served as Chief Executive Officer of MacAndrews & Forbes Acquisition Holdings, Inc. from January 2006 through January 2007. From 1996 until 2006, Mr. Katz held a variety of senior positions at Cendant Corporation including, most recently, Chairman and Chief Executive Officer of the Cendant Travel Distribution Services Division from 2001 to 2005. Mr. Katz was also Co-Chairman of Cendant’s Marketing Services Division as well as Chief Strategic Officer.

Executive officers who are not directors

Aviv Efrat (42), Chief Financial Officer and Treasurer. Mr. Efrat joined PennantPark in February 2007 as its Chief Financial Officer and Treasurer. Mr. Efrat is also a Managing Director of PennantPark Investment Administration, LLC. Prior to joining the firm, he was a Director at BlackRock, LLC, where he was responsible for a variety of administrative and financial aspects of closed-end and open-end registered investment companies. He joined BlackRock in 1997. From 1994 to 1997, Mr. Efrat was in the Investment Companies Business Unit at Deloitte & Touche LLP. He is a member of the American Institute of Certified Public Accountants and the New York State Society of Certified Public Accountants.

PORTFOLIO MANAGEMENT

Each of the individuals listed below, in addition to Mr. Penn, is a member of our investment committee and has primary responsibility for the day-to-day management of PennantPark’s portfolio, and each reports to Mr. Penn who has the final determination as to investment decisions. All of the portfolio managers are partners of our investment adviser.

Geoffrey S. Chang (33), Partner of PennantPark Investment Advisers. Mr. Chang became Partner of PennantPark Investment Advisers in February 2007. Previously, Mr. Chang was a founding member of Audax Mezzanine where he worked from 2000 until 2007, most recently as a Principal. Prior to Audax Mezzanine, Mr. Chang was a Director in the Leveraged Finance Group at CIBC World Markets Corp. and a Financial Analyst with its predecessor firm, The Argosy Group L.P., from 1995 to 2000.

Salvatore Giannetti III (42), Partner of PennantPark Investment Advisers. Mr. Giannetti became Partner of PennantPark Investment Advisers in February 2007. Mr. Giannetti was most recently Partner in the private equity firm Wilton Ivy Partners from 2004. He was a Managing Director at UBS Warburg LLC (now UBS Investment Bank LLC) in the Leveraged Finance and Financial Sponsors Groups during 2000 and 2001. From 1997 through 2000, Mr. Giannetti was a Managing Director in the Investment Banking Division at Deutsche Bank (joining BT Securities and BT Alex Brown Inc.). From 1986 to 1997, Mr. Giannetti worked in the Investment Banking, Syndicated Loan & Private Equity groups at Chase Securities Inc. and its predecessor firms, Chemical Securities and Manufacturers Hanover.

P. Whitridge Williams, Jr. (35), Partner of PennantPark Investment Advisers. Whit Williams became Partner of PennantPark Investment Advisers in March of 2007. Mr. Williams was most recently a Managing Director in the Financial Sponsors and Leveraged Finance Group at UBS Investment Bank. Mr. Williams worked at UBS and predecessor firms, including Dillon Read and Co. Inc. from 1996 to March 2007. During Mr. Williams’ tenure at UBS, he spent four years as a senior member of the Telecom, Media and Technology Group.

As our investment adviser adds senior investment professionals subsequent to this offering, our investment adviser may add them to its investment committee. The members of our investment committee will receive no compensation from us. These members will be employees or partners of our investment adviser and will receive compensation and/or profit distributions from our investment adviser.

The portfolio managers who are primarily responsible for the day-to-day management of PennantPark do not manage any other registered investment companies, pooled investment vehicles or other accounts. The table below shows the dollar range of shares of common stock to be beneficially owned by each manager of the investment adviser and each of our officers after giving effect to the private placement of 320,000 shares of common stock to our directors and officers, our investment adviser and the management of our investment adviser immediately prior to this offering.

Portfolio Managers of PennantPark Investment Advisers	Dollar Range of Equity Securities in PennantPark(1)
Arthur H. Penn	Over $1,000,000
Geoffrey S. Chang	$100,001 - $500,000
Salvatore Giannetti III	$100,001 - $500,000
P. Whitridge Williams, Jr.	$100,001 - $500,000

Officers of PennantPark
Arthur H. Penn	Over $1,000,000
Aviv Efrat	$100,001 - $500,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, $100,001 - $500,000; $500,001 - $1,000,000 or Over $1,000,000.

COMMITTEES OF THE BOARD OF DIRECTORS

Audit Committee

The members of the audit committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and The Nasdaq Global Market corporate governance regulations. Mr. Flug serves as chairman of the audit committee. The audit committee is responsible for approving our independent accountants, reviewing with our independent accountants the plans and results of the audit engagement, approving professional services provided by our independent accountants, reviewing the independence of our independent accountants and reviewing the adequacy of our internal accounting controls. The audit committee is also responsible for aiding our board of directors in fair value pricing debt and equity securities that are not publicly traded or for which current market values are not readily available. The board of directors and audit committee will use the services of nationally recognized independent valuation firms to help them determine the fair value of these securities.

Nominating and Corporate Governance Committee

The members of the nominating and corporate governance committee are Messrs. Bernstein, Brozost, Flug and Katz, each of whom is independent for purposes of the 1940 Act and the corporate governance regulations of The Nasdaq Global Market. Messrs. Bernstein and Brozost serve as co-chairmen of the nominating and corporate governance committee. The nominating and corporate governance committee is responsible for selecting, researching and nominating directors for election by our stockholders, selecting nominees to fill vacancies on the Board or a committee of the Board, developing and recommending to the Board a set of corporate governance principles and overseeing the evaluation of the Board and our management.

Compensation Committee

We will not have a compensation committee because our executive officers will not receive any direct compensation from us.

COMPENSATION OF DIRECTORS

Beginning in 2007, the independent directors each will receive an annual fee of $75,000. They will also receive $2,500 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each board meeting and will receive $1,000 plus reimbursement of reasonable out-of-pocket expenses incurred in connection with attending each committee meeting. In addition, the Chairman of the Audit Committee will receive an annual fee of $7,500 and each chairman of any other committee will receive an annual fee of $2,500 for their additional services in these capacities. In addition, we have purchased directors’ and officers’ liability insurance on behalf of our directors and officers. Independent directors will have the option to receive their directors’ fees paid in shares of our common stock issued at a price per share equal to the greater of net asset value or the market price at the time of payment. No compensation is expected to be paid to directors who are “interested persons.”

COMPENSATION OF CHIEF EXECUTIVE OFFICER AND OTHER EXECUTIVE OFFICERS

None of our officers will receive direct compensation from PennantPark. We expect to retain a chief compliance officer promptly after completion of this offering. Mr. Penn will serve as our interim Chief Compliance Officer until our Board of Directors has approved a permanent chief compliance officer. The compensation of our chief financial officer and our permanent chief compliance officer, once retained, will be paid by PennantPark Administration, subject to reimbursement by us of an allocable portion of such compensation for services rendered by him to PennantPark. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the administrators. Mr. Penn will receive no incremental compensation for his service as interim Chief Compliance Officer.

INVESTMENT MANAGEMENT AGREEMENT

Management Services

We and PennantPark Investment Advisers have entered into an Interim Management Agreement whereby PennantPark Investment Advisers will provide investment management services to us prior to consummation of this offering. Under the Interim Management Agreement, PennantPark Investment Advisers will be reimbursed for expenses and will not receive a management or incentive fee under this agreement. Prior to the closing of this offering, PennantPark Investment Advisers will register with the SEC as an investment adviser, and we and PennantPark Investment Advisers will enter into the Investment Management Agreement in accordance with the 1940 Act at the time we elect to be treated as a business development company, which we expect to occur shortly before consummation of this offering. PennantPark Investment Advisers will serve as our investment adviser subsequent to consummation of this offering in accordance with the terms of the Investment Management Agreement. Subject to the overall supervision of our board of directors, the investment adviser will manage the day-to-day operations of, and provide investment management services to, PennantPark. Under the terms of the Interim Investment Management Agreement and the Investment Management Agreement, PennantPark Investment Advisers will:

•	determine the composition of our portfolio, the nature and timing of the changes to our portfolio and the manner of implementing such changes;

•	identify, evaluate and negotiate the structure of the investments we make (including performing due diligence on our prospective portfolio companies); and

•	close and monitor the investments we make.

PennantPark Investment Advisers’ services under the Interim Management Agreement and the Investment Management Agreement are not exclusive, and it is free to furnish similar services to other entities so long as its services to us are not impaired.

Investment Advisory Fee

Pursuant to the Investment Management Agreement in effect subsequent to completion of this offering, we will pay PennantPark Investment Advisers a fee for investment management services consisting of two components—a base management fee and an incentive fee.

The base management fee will be calculated at an annual rate of 2.00 percent of our gross assets. Although the base management fee will be 2.00 percent of our gross assets, the investment adviser has agreed to waive a portion of the base management fee such that the base management fee will equal 1.50 percent from the consummation of this offering through September 30, 2007, 1.75 percent from October 1, 2007 through March 31, 2008, and 2.00 percent thereafter. For services rendered under the investment advisory and management agreement during the period commencing from the closing of this offering through and including the first six months of operations, the base management fee will be payable monthly in arrears. For services rendered under the investment advisory and management agreement after that time, the base management fee will be payable quarterly in arrears. For the first quarter of our operations, the base management fee will be calculated based on the initial value of our gross assets. Subsequently, the base management fee will be calculated based on the average value of our gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base investment advisory fees for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on our Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees that we receive from portfolio companies) accrued during the calendar quarter, minus our operating expenses for the quarter (including the base management fee, expenses payable under the Administration Agreement, and any interest expense and distributions paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with a deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income that we have not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of our net assets at the end of the immediately preceding calendar quarter, will be compared to a Hurdle of 1.75% per quarter (7.00% annualized). Our net investment income used to calculate this part of the incentive fee is also included in the amount of our gross assets used to calculate the 2.00% base management fee. We will pay PennantPark Investment Advisers an incentive fee with respect to our Pre-Incentive Fee Net Investment Income in each calendar quarter as follows:

•	no incentive fee in any calendar quarter in which our Pre-Incentive Fee Net Investment Income does not exceed the Hurdle of 1.75%;

•

100% of our Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the Hurdle but is less than 2.1875% in any calendar quarter (8.75% annualized). We refer to this portion of our Pre-Incentive Fee Net Investment Income (which exceeds the Hurdle but is less than 2.1875%) as the “catch-up.” The “catch-up” is meant to provide our investment adviser with 20% of our Pre-Incentive Fee Net Investment Income as if a Hurdle did not apply if this net investment income exceeds 2.1875% in any calendar quarter; and

•

20% of the amount of our Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter (8.75% annualized) is payable to our investment adviser (once the Hurdle is reached and the catch-up is achieved, 20% of all Pre-Incentive Fee Investment Income thereafter is allocated to our investment adviser).

These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the investment advisory and management agreement, as of the termination date), commencing on December 31, 2007, and will equal 20.0% of our realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that, the incentive fee determined as of December 31, 2007 will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

Examples of Quarterly Incentive Fee Calculation

Example 1: Income Related Portion of Incentive Fee (*):

Alternative 1

Assumptions

Investment income (including interest, distributions, fees, etc.) = 1.25%

Hurdle(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 0.55%

Pre-incentive net investment income does not exceed Hurdle, therefore there is no incentive fee.

Alternative 2

Assumptions

Investment income (including interest, distributions, fees, etc.) = 2.70%

Hurdle(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 2.00%

Incentive fee = 20% x Pre-Incentive Fee Net Investment Income, subject to “catch-up”

= 2.00% - 1.75%

= 0.25%

= 100% x 0.25%

= 0.25%

Alternative 3

Assumptions

Investment income (including interest, distributions, fees, etc.) = 3.00%

Hurdle(1) = 1.75%

Base management fee(2) = 0.50%

Other expenses (legal, accounting, custodian, transfer agent, etc.)(3) = 0.20%

Pre-Incentive Fee Net Investment Income

(investment income - (base management fee + other expenses)) = 2.30%

Incentive fee = 20% x Pre-Incentive Fee Net Investment Income, subject to “catch-up”

Incentive fee = 100% x “catch-up” + (20% x (Pre-Incentive Fee Net Investment Income - 2.1875%))

Catch-up = 2.1875% - 1.75%

= 0.4375%

= (100% x 0.4375%) + (20% x (2.3% - 2.1875%))

=0.4375% + (20% x 0.1125%)

= 0.4375% + 0.0225%

= 0.46%

(1)	Represents 7.0 percent annualized Hurdle.
(2)	Represents 2.0 percent annualized base management fee. Although the management fee will be 2.00 percent of our gross assets, the investment adviser has agreed to waive a portion of the base management fee such that the base management fee will equal 1.50 percent from the consummation of this offering through September 30, 2007, 1.75 percent from October 1, 2007 through March 31, 2008, and 2.00 percent thereafter.
(3)	Excludes organizational and offering expenses.

Example 2: Capital Gains Portion of Incentive Fee(*):

Assumptions

Year 1 = no net realized capital gains or losses

Year 2 = 6% net realized capital gains and 1% realized capital losses and unrealized capital depreciation capital gain incentive fee = 20% x (realized capital gains for year computed net of all realized capital losses and unrealized capital depreciation at year end)

Management

Year 1 incentive fee	= 20% x (0)
= 0
= no incentive fee
Year 2 incentive fee	= 20% x (6% – 1%)
= 20% x 5%
= 1%

(*)	The hypothetical amount of Pre-Incentive Fee Net Investment Income shown is based on a percentage of total net assets.

Payment of Our Expenses

All investment professionals of the investment adviser and their respective staffs when and to the extent engaged in providing investment advisory and management services, and the compensation and routine overhead expenses of such personnel allocable to such services, will be provided and paid for by PennantPark Administration. We will bear all other costs and expenses of our operations and transactions, including (without limitation):

•	the cost of calculating our net asset value, including the cost of any third-party valuation services;

•	the cost of effecting sales and repurchases of shares of our common stock and other securities;

•

fees payable to third parties relating to, or associated with, making investments, including fees and expenses associated with performing due diligence reviews of prospective investments and investment advisory fees;

•	transfer agent and custodial fees;

•	fees and expenses associated with marketing efforts;

•	federal and state registration fees, any stock exchange listing fees;

•	federal, state and local taxes;

•	independent directors’ fees and expenses;

•	brokerage commissions;

•	fidelity bond, directors and officers/errors and omissions liability insurance and other insurance premiums;

•	direct costs such as printing, mailing, long distance telephone, and staff;

•	fees and expenses associated with independent audits and outside legal costs;

•	costs associated with our reporting and compliance obligations under the 1940 Act and applicable federal and state securities laws; and

•

all other expenses incurred by either PennantPark Administration or us in connection with organization and offering, administering our business, including payments under the Administration Agreement that will be based upon our allocable portion of overhead and other expenses incurred by PennantPark Administration in performing its obligations under the Administration Agreement, including rent and our allocable portion of the costs of compensation and related expenses of our chief compliance officer, chief financial officer and their respective staffs.

Duration and Termination

The Investment Management Agreement was approved by our board of directors, including a majority of our directors who are not interested persons of PennantPark, on February 13, 2007 and is scheduled to be executed on the date of this prospectus. Unless terminated earlier as described below, the Investment

Management Agreement will continue in effect for a period of two years from its execution date. It will remain in effect from year to year thereafter if approved annually by our board of directors, or by the affirmative vote of the holders of a majority of our outstanding voting securities, including, in either case, approval by a majority of our directors who are not interested persons. The Investment Management Agreement will automatically terminate in the event of its assignment. The Investment Management Agreement may be terminated by either party without penalty upon not more than 60 days’ written notice to the other. See “Risk factors—Risks relating to our business and structure—We are dependent upon PennantPark Investment Advisers’ key personnel for our future success, and if we are unable to hire and retain qualified personnel or if we lose any member of our management team, our ability to achieve our investment objective could be significantly harmed.”

Indemnification

Each of the Interim Management Agreement and Investment Management Agreement provides that, absent willful misfeasance, bad faith or gross negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, PennantPark Investment Advisers and its officers, managers, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from PennantPark for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PennantPark Investment Advisers’ services under each respective agreement or otherwise as an investment adviser of PennantPark.

Organization of the Investment Adviser

PennantPark Investment Advisers is a newly formed Delaware limited liability company that intends to register as an investment adviser under the Advisers Act prior to completion of this offering. The principal executive offices of PennantPark Investment Advisers are located at 445 Park Avenue, New York, NY 10022.

Board Approval of the Investment Management Agreement

A discussion regarding the basis for our board of director’s approval of our Investment Management Agreement will be included in our first quarterly report on Form 10-Q filed subsequent to completion of this offering.

ADMINISTRATION AGREEMENT

Pursuant to the Administration Agreement, PennantPark Administration will furnish us with office facilities, equipment and clerical, bookkeeping and record keeping services at such facilities. Under the Administration Agreement, PennantPark Administration also will perform, or oversee the performance of, our required administrative services, which include, among other things, being responsible for the financial records which we are required to maintain and preparing reports to our stockholders and reports filed with the SEC. In addition, PennantPark Administration will assist us in determining and publishing our net asset value, oversee the preparation and filing of our tax returns and the printing and dissemination of reports to our stockholders, and generally oversee the payment of our expenses and the performance of administrative and professional services rendered to us by others. Payments under the Administration Agreement will be equal to an amount based upon our allocable portion of PennantPark Administration’s overhead in performing its obligations under the Administration Agreement, including rent and our allocable portion of the cost of our chief compliance officer and chief financial officer and their respective staffs. Under the Administration Agreement, PennantPark Administration will also provide on our behalf managerial assistance to those portfolio companies to which we are required to provide such assistance. The Administration Agreement may be terminated by either party without penalty upon 60 days’ written notice to the other party. To the extent that our administrator outsources any of its functions we will pay the fees associated with such functions on a direct basis without profit to the administrators.

Indemnification

The Administration Agreement provides that, absent willful misfeasance, bad faith or negligence in the performance of its duties or by reason of the reckless disregard of its duties and obligations, PennantPark

Administration and its officers, manager, partners, agents, employees, controlling persons, members and any other person or entity affiliated with it are entitled to indemnification from PennantPark for any damages, liabilities, costs and expenses (including reasonable attorneys’ fees and amounts reasonably paid in settlement) arising from the rendering of PennantPark Administration’s services under the Administration Agreement or otherwise as administrator for PennantPark.

LICENSE AGREEMENT

We have entered into the License Agreement with PennantPark Investment Advisers pursuant to which PennantPark Investment Advisers has agreed to grant us a non-exclusive, royalty-free license to use the name “PennantPark.” Under this agreement, we will have a right to use the PennantPark name, for so long as PennantPark Investment Advisers or one of its affiliates remains our investment adviser. Other than with respect to this limited license, we will have no legal right to the “PennantPark” name. The License Agreement will remain in effect for so long as the investment advisory and management agreement with our investment adviser is in effect.

CERTAIN RELATIONSHIPS

We have entered into the Interim Investment Management Agreement and upon the closing of this offering, we will have entered into the Investment Management Agreement with PennantPark Investment Advisers, in which the Chairman of our Board of Directors and our Chief Executive Officer has ownership and financial interests. Our Chief Financial Officer and Treasurer, Aviv Efrat, and the chief compliance officer we expect to retain promptly after this offering, as well as Messrs. Chang, Giannetti and Williams and other investment professionals our investment adviser may retain after this offering, may also serve as principals of other investment managers affiliated with PennantPark Investment Advisers. Such entities may in the future manage investment funds with investment objectives similar to ours. In addition, our current executive officers and directors, the chief compliance officer we expect to retain after this offering and the senior investment professionals of our investment adviser, serve or may serve as officers, directors or principals of entities that operate or may operate in the same or related line of business as we do or of investment funds managed by our affiliates. Accordingly, we may not be given the opportunity to participate in certain investments made by investment funds managed by advisers affiliated with PennantPark Investment Advisers. However, our investment adviser intends to allocate investment opportunities in a fair and equitable manner consistent with our investment objectives and strategies so that we are not disadvantaged in relation to any other client of our investment adviser. See “Risk Factors—Risks relating to our business and structure—There are significant potential conflicts of interest which could impact our investment returns.”

We have entered into the License Agreement with PennantPark Investment Advisers, pursuant to which PennantPark Investment Advisers has agreed to grant us a non-exclusive, royalty-free license to use the name “PennantPark.”

In addition, pursuant to the terms of the Administration Agreement, PennantPark Administration provides us with the office facilities and administrative services necessary to conduct our day-to-day operations. PennantPark Investment Advisers is the sole member of and controls PennantPark Administration.

We, through our wholly owned subsidiary, Pennant SPV Company, LLC, have established a Credit Facility with the Lender, one of the underwriters for this offering, to use advances thereunder to acquire interests in certain senior secured loans that will comprise our initial investment portfolio upon the consummation of this offering. One or more of the underwriters of this offering may also have acted as an agent or broker in connection with loans we have purchased in the market. Neither we, nor Pennant SPV Company, LLC, has paid or will pay any commissions in connection with such purchases.

PennantPark Investment Advisers purchased 80,000 shares of common stock from PennantPark at $15.00 per share for a total of $1.2 million for the purpose of capitalizing Pennant SPV Company, LLC. Mr. Penn is the Managing Member of PennantPark Investment Advisers.

Immediately prior to the closing of this offering, we expect to sell 320,000 shares of common stock to our directors and officers, our investment adviser and the managers of our investment advisor at a price of $15.00 per share in a private placement. We will receive the full proceeds of this private placement, and no underwriting discounts or commissions will be paid in respect of these shares. Under a registration rights agreement signed at the time of such private placement, the holders of these shares will receive registration rights that will entitle them to make up to two demands on us to register their shares under the Securities Act. Holders of a majority of these shares may elect to exercise their registration rights at any time after the date on which these shares of common stock are released from the lock-up arrangement agreed as part of this offering. In addition, these stockholders have certain “piggy-back” registration rights that entitle them to include their shares in certain registration statements that we file subsequent to the closing date of this offering. We will bear the expenses incurred in connection with the filing of any such registration statements.

CONTROL PERSONS AND PRINCIPAL STOCKHOLDERS

Immediately prior to the completion of this offering and the private placement of 320,000 shares to our officers and directors, our investment adviser and the managers of our investment adviser, there will be 80,000 shares of common stock outstanding and one stockholder of record. At that time, we will have no other shares of capital stock outstanding. The following table sets forth certain ownership information with respect to our common stock for those persons who directly or indirectly own, control or hold with the power to vote, 5 percent or more of our outstanding common stock and all officers and directors, as a group.

		Percentage of common stock outstanding
		Immediately prior to this offering(1) and private placement(2)		Immediately after this offering(1) and private placement(2)
Name and address(3)	Type of ownership	Shares owned	Percentage	Shares owned	Percentage
PennantPark Investment Advisers, LLC(4)	Record	80,000	100%	208,333	*
Arthur H. Penn(4)	Beneficial	80,000	100%	208,333	*
All officers and directors as a group (6 persons)	Beneficial	80,000	100%	268,333	*
	Record	—	—	96,666	*

(1)	Assumes issuance of 20,000,000 shares offered by this prospectus. Does not reflect shares of common stock reserved for issuance upon exercise of the underwriters’ over-allotment option.
(2)	Immediately prior to the closing of this offering, we expect to sell 320,000 shares of common stock to our directors and officers, our investment adviser and the managers of our investment adviser at a price of $15.00 per share in a private placement. We will receive the full proceeds of this private placement, and no underwriting discounts or commissions will be paid in respect of these shares.
(3)	The address for Pennant Investment Advisers, LLC and each executive officer and director is 445 Park Avenue, 10th Floor, New York, New York 10022.
(4)	Mr. Penn is the Managing Member of PennantPark Investment Advisers, LLC, and may therefore be deemed to own beneficially the shares held by PennantPark Investment Advisers, LLC.
*	Less than 1 percent.

The following table sets forth the dollar range of our equity securities beneficially owned by each of our directors after giving effect to the private placement of 320,000 shares of common stock to our directors and officers, our investment adviser and the management of our investment adviser immediately prior to this offering in addition to 80,000 shares of common stock already outstanding. We are not part of a “family of investment companies,” as that term is defined in the 1940 Act.

Name of Director	Dollar Range of Equity Securities in PennantPark(1)
Independent Directors
Adam K. Bernstein	$500,001 - $1,000,000
Marshall Brozost	$100,001 - $500,000
Jeffrey Flug	$500,001 - $1,000,000
Samuel L. Katz	$100,001 - $500,000

Interested Directors
Arthur H. Penn	Over $1,000,000

(1)	Dollar ranges are as follows: None, $1-$10,000, $10,001-$50,000, $50,001-$100,000, or $100,001- $500,000; $500,001 - $1,000,000; and Over $1,000,000.

DETERMINATION OF NET ASSET VALUE

The net asset value per share of our outstanding shares of common stock will be determined quarterly by dividing the value of total assets minus liabilities by the total number of shares outstanding.

In calculating the value of our total assets, we will value investments for which market quotations are readily available at such market quotations. Debt and equity securities that are not publicly traded or whose market price is not readily available will be valued at fair value as determined in good faith by our board of directors. As a general rule, loans or debt securities will not be valued above cost, but loans and debt securities will be subject to fair value write-downs when the asset is considered impaired. With respect to private equity securities, each investment will be valued using comparisons of financial ratios of the portfolio companies that issued such private equity securities to peer companies that are public. The value will then be discounted to reflect the illiquid nature of the investment, as well as our minority, non-control position. When an external event such as a purchase transaction, public offering or subsequent equity sale occurs, we will use the pricing indicated by the external event to corroborate our private equity valuation. Because we expect that there will not be a readily available market value for most of the investments in our portfolio, we expect to value substantially all of our portfolio investments at fair value as determined in good faith by our board under a valuation policy and a consistently applied valuation process. Due to the inherent uncertainty of determining the fair value of investments that do not have a readily available market value, the fair value of our investments may differ significantly from the values that would have been used had a ready market existed for such investments, and the differences could be material.

Our board of directors will discuss valuations and will determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, nationally recognized independent valuation firms and audit committee.

With respect to investments for which market quotations are not readily available, our board of directors will undertake a multi-step valuation process each quarter, as described below:

•

Our quarterly valuation process will begin with each portfolio company or investment being initially valued by the investment professionals of our investment adviser responsible for the portfolio investment;

•	Preliminary valuation conclusions will then be documented and discussed with the management of our investment adviser;

•	Independent valuation firms engaged by our board of directors will conduct independent appraisals and review management’s preliminary valuations and their own independent assessment;

•

The audit committee of our board of directors will review the preliminary valuation of our investment adviser and that of the independent valuation firms and respond and supplement the valuation recommendation of the independent valuation firm to reflect any comments; and

•

The board of directors will discuss valuations and determine the fair value of each investment in our portfolio in good faith based on the input of our investment adviser, the respective independent valuation firms and the audit committee.

The types of factors that we may take into account in fair value pricing our investments include, as relevant, the nature and realizable value of any collateral, the portfolio company’s ability to make payments and its earnings and discounted cash flow, the markets in which the portfolio company does business, comparison to publicly traded securities and other relevant factors.

Determination of fair values involves subjective judgments and estimates not susceptible to substantiation by auditing procedures. Accordingly, under current auditing standards, the notes to our financial statements will refer to the uncertainty with respect to the possible effect of such valuations, and any change in such valuations, on our financial statements.

Determinations In Connection With Offerings

In connection with each offering of shares of our common stock, our board of directors or a committee thereof will be required to make the determination that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made. Our board of directors will consider the following factors, among others, in making such determination:

•	the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC;

•

our management’s assessment of whether any material change in the net asset value of our common stock has occurred (including through the realization of gains on the sale of our portfolio securities) during the period beginning on the date of the most recently disclosed net asset value of our common stock and ending two days prior to the date of the sale of our common stock; and

•

the magnitude of the difference between (1) the net asset value of our common stock disclosed in the most recent periodic report that we filed with the SEC and our management’s assessment of any material change in the net asset value of our common stock since the date of the most recently disclosed net asset value of our common stock, and (2) the offering price of the shares of our common stock in the proposed offering.

Importantly, this determination will not require that we calculate the net asset value of our common stock in connection with each offering of shares of our common stock, but instead it will involve the determination by our board of directors or a committee thereof that we are not selling shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or otherwise in violation of the 1940 Act.

To the extent that there is even a remote possibility that we may (1) issue shares of our common stock at a price below the then current net asset value of our common stock at the time at which the sale is made or (2) trigger the undertaking (which we provide in certain registration statements we file with the SEC) to suspend the offering of shares of our common stock pursuant to this prospectus if the net asset value of our common stock fluctuates by certain amounts in certain circumstances until the prospectus is amended, our board of directors will elect, in the case of clause (1) above, either to postpone the offering until such time that there is no longer the possibility of the occurrence of such event or to undertake to determine the net asset value of our common stock within two days prior to any such sale to ensure that such sale will not be below our then current net asset value, and, in the case of clause (2) above, to comply with such undertaking or to undertake to determine the net asset value of our common stock to ensure that such undertaking has not been triggered.

These processes and procedures are part of our compliance policies and procedures. Records will be made contemporaneously with all determinations described in this section and these records will be maintained with other records that we are required to maintain under the 1940 Act.

DIVIDEND REINVESTMENT PLAN

We have adopted a dividend reinvestment plan that provides for reinvestment of our dividends and other distributions on behalf of our stockholders, unless a stockholder elects to receive cash as provided below. As a result, if our board of directors authorizes, and we declare, a cash dividend or other distribution, then our stockholders who have not ‘opted out’ of our dividend reinvestment plan will have their cash distribution automatically reinvested in additional shares of our common stock, rather than receiving the cash distribution.

No action is required on the part of a registered stockholder to have their cash dividend or other distribution reinvested in shares of our common stock. A registered stockholder may elect to receive an entire distribution in cash by notifying American Stock Transfer and Trust Company, the plan administrator and our transfer agent and registrar, in writing so that such notice is received by the plan administrator no later than the record date for distributions to stockholders. The plan administrator will set up an account for shares acquired through the plan for each stockholder who has not elected to receive dividends or other distributions in cash and hold such shares in non-certificated form. Upon request by a stockholder participating in the plan, received in writing not less than 10 days prior to the record date, the plan administrator will, instead of crediting shares to the participant’s account, issue a certificate registered in the participant’s name for the number of whole shares of our common stock and a check for any fractional share.

Those stockholders whose shares are held by a broker or other financial intermediary may receive dividends and other distributions in cash by notifying their broker or other financial intermediary of their election.

We intend to use primarily newly issued shares to implement the plan, whether our shares are trading at a premium or at a discount to net asset value. However, we reserve the right to purchase shares in the open market in connection with our implementation of the plan. The number of shares to be issued to a stockholder is determined by dividing the total dollar amount of the distribution payable to such stockholder by the market price per share of our common stock at the close of regular trading on The Nasdaq Global Market on the valuation date for such distribution. Market price per share on that date will be the closing price for such shares on The Nasdaq Global Market or, if no sale is reported for such day, at the average of their reported bid and asked prices. The number of shares of our common stock to be outstanding after giving effect to payment of the dividend or other distribution cannot be established until the value per share at which additional shares will be issued has been determined and elections of our stockholders have been tabulated.

There will be no brokerage charges or other charges to stockholders who participate in the plan. The plan administrator’s fees will be paid by us. If a participant elects by written notice to the plan administrator to have the plan administrator sell part or all of the shares held by the plan administrator in the participant’s account and remit the proceeds to the participant, the plan administrator is authorized to deduct a $15.00 transaction fee plus a $.10 per share brokerage commissions from the proceeds.

Stockholders who receive dividends and other distributions in the form of stock are subject to the same federal, state and local tax consequences as are stockholders who elect to receive their distributions in cash. A stockholder’s basis for determining gain or loss upon the sale of stock received in a dividend or other distribution from us will be equal to the total dollar amount of the distribution payable to the stockholder. Any stock received in a dividend or other distribution will have a new holding period for tax purposes commencing on the day following the day on which the shares are credited to the U.S. stockholder’s account.

Participants may terminate their accounts under the plan by notifying the plan administrator via its website at www.amstock.com, by filling out the transaction request form located at bottom of their statement and sending it to the plan administrator.

The plan may be terminated by us upon notice in writing mailed to each participant at least 30 days prior to any record date for the payment of any dividend by us. All correspondence concerning the plan should be directed to the plan administrator by mail at American Stock Transfer and Trust Company, P.O. Box 922, Wall Street Station, New York, New York 10269, or by the Plan Administrator’s Interactive Voice Response System at 1-888-777-0324.

MATERIAL U.S. FEDERAL INCOME TAX CONSIDERATIONS

The following discussion is a general summary of the material U.S. federal income tax considerations applicable to us and to an investment in our shares. This summary does not purport to be a complete description of the income tax considerations applicable to such an investment. For example, we have not described tax consequences that we assume to be generally known by investors or certain considerations that may be relevant to certain types of holders subject to special treatment under U.S. federal income tax laws, including stockholders subject to the alternative minimum tax, tax-exempt organizations, insurance companies, dealers in securities, pension plans and trusts, and financial institutions. This summary assumes that investors hold our common stock as capital assets (within the meaning of the Code). The discussion is based upon the Code, Treasury regulations, and administrative and judicial interpretations, each as of the date of this prospectus and all of which are subject to change, possibly retroactively, which could affect the continuing validity of this discussion. We have not sought and will not seek any ruling from the Internal Revenue Service regarding this offering. This summary does not discuss any aspects of U.S. estate or gift tax or foreign, state or local tax. It does not discuss the special treatment under U.S. federal income tax laws that could result if we invested in tax-exempt securities or certain other investment assets.

A “U.S. stockholder” generally is a beneficial owner of shares of our common stock that is for U.S. federal income tax purposes:

•	a citizen or individual resident of the United States;

•

a corporation, or other entity treated as a corporation for U.S. federal income tax purposes, created or organized in or under the laws of the United States or any state thereof or the District of Columbia; or

•	a trust or an estate, the income of which is subject to U.S. federal income taxation regardless of its source.

A “Non-U.S. stockholder” is a beneficial owner of shares of our common stock that is not a U.S. stockholder.

If a partnership (including an entity treated as a partnership for U.S. federal income tax purposes) holds shares of our common stock, the tax treatment of a partner in the partnership will generally depend upon the status of the partner and the activities of the partnership. A prospective stockholder that is a partner of a partnership holding shares of our common stock should consult its tax advisors with respect to the purchase, ownership and disposition of shares of our common stock.

Tax matters are very complicated and the tax consequences to an investor of an investment in our shares will depend on the facts of his, her or its particular situation. We encourage investors to consult their own tax advisors regarding the specific consequences of such an investment, including tax reporting requirements, the applicability of federal, state, local and foreign tax laws, eligibility for the benefits of any applicable tax treaty and the effect of any possible changes in the tax laws.

ELECTION TO BE TAXED AS A RIC

As a business development company, we intend to elect to be treated as a RIC under Subchapter M of the Code. We expect to comply with the requirements to be a RIC and to make a corresponding change in our tax year within one month of the completion of this offering. Until that time, we will be taxed as a regular corporation under Subchapter C of the Code and will be subject to corporate level taxes, including any taxes on the deemed recognition of any net unrealized gains at the effective date of the RIC election. We will also need to distribute any earnings for the period we are taxed as a regular corporation.

As a RIC, we generally will not have to pay corporate-level federal income taxes on any ordinary income or capital gains that we distribute to our stockholders as distributions. To qualify as a RIC, we must, among other things, meet certain source-of-income and asset diversification requirements (as described below). In addition, in order to obtain RIC tax benefits we must distribute to our stockholders, for each taxable year, at least 90% of our “investment company taxable income,” which is generally our ordinary income plus the excess of realized net short-term capital gains over realized net long-term capital losses (the “Annual Distribution Requirement”).

TAXATION AS A RIC

If we:

•	qualify as a RIC; and

•	satisfy the Annual Distribution Requirement;

then we will not be subject to federal income tax on the portion of our investment company taxable income and net capital gain (i.e., realized net long-term capital gains in excess of realized net short-term capital losses) we distribute to stockholders. We will be subject to U.S. federal income tax at the regular corporate rates on any income or capital gain not distributed (or deemed distributed) to our stockholders.

We will be subject to a 4% nondeductible federal excise tax on certain undistributed income of RICs unless we distribute in a timely manner an amount at least equal to the sum of (1) 98% of our ordinary income for each calendar year, (2) 98% of our capital gain net income for the one-year period ending October 31 in that calendar year and (3) any income realized, but not distributed or taxed, in preceding years (the “Excise Tax Avoidance Requirement”). We currently intend to make sufficient distributions each taxable year to satisfy the Excise Tax Avoidance Requirement.

In order to qualify as a RIC for federal income tax purposes, we must, among other things:

•	qualify to be treated as a business development company under the 1940 Act at all times during each taxable year;

•

derive in each taxable year at least 90% of our gross income from distributions, interest, payments with respect to certain securities loans, gains from the sale of stock or other securities, net income from certain qualified publicly traded partnerships or other income derived with respect to our business of investing in such stock or securities (the “90% Income Test”); and

•	diversify our holdings so that at the end of each quarter of the taxable year:

•

at least 50% of the value of our assets consists of cash, cash equivalents, U.S. Government securities, securities of other RICs, and other securities if such other securities of any one issuer do not represent more than 5% of the value of our assets or more than 10% of the outstanding voting securities of the issuer; and

•

no more than 25% of the value of our assets is invested in the securities, other than U.S. Government securities or securities of other RICs, of one issuer or of two or more issuers that are controlled, as determined under applicable tax rules, by us and that are engaged in the same or similar or related trades or businesses or in certain qualified publicly traded partnerships (the “Diversification Tests”).

We may be required to recognize taxable income in circumstances in which we do not receive cash. For example, if we hold debt obligations that are treated under applicable tax rules as having original issue discount (such as debt instruments with pay in kind interest or, in certain cases, increasing interest rates or issued with warrants), we must include in income each year a portion of the original issue discount that accrues over the life of the obligation, regardless of whether cash representing such income is received by us in the same taxable year. Because any original issue discount accrued will be included in our investment company taxable income for the year of accrual, we may be required to make a distribution to our stockholders in order to satisfy the Annual Distribution Requirement, even though we will not have received any corresponding cash amount.

Gain or loss realized by us from warrants acquired by us as well as any loss attributable to the lapse of such warrants generally will be treated as capital gain or loss. Such gain or loss generally will be long-term or short-term, depending on how long we held a particular warrant.

Although we do not presently expect to do so, we are authorized to borrow funds and to sell assets in order to satisfy distribution requirements. However, under the 1940 Act, we are not permitted to make distributions to our stockholders while our debt obligations and other senior securities are outstanding unless certain “asset coverage” tests are met. See “Regulation—Senior securities.” Moreover, our ability to dispose of assets to meet our distribution requirements may be limited by (1) the illiquid nature of our portfolio and/or (2) other requirements relating to our status as a RIC, including the Diversification Tests. If we dispose of assets in order to meet the Annual Distribution Requirement or the Excise Tax Avoidance Requirement, we may make such dispositions at times that, from an investment standpoint, are not advantageous.

If we fail to satisfy the Annual Distribution Requirement or fail to qualify as a RIC in any taxable year, we will be subject to tax in that year on all of our taxable income, regardless of whether we make any distributions to our stockholders. In that case, all of our income will be subject to corporate-level federal income tax, reducing the amount available to be distributed to our stockholders. In contrast, assuming we qualify as a RIC, our corporate-level federal income tax should be substantially reduced or eliminated. See “—Election to be taxed as a RIC” above.

The remainder of this discussion assumes that we qualify as a RIC and have satisfied the Annual Distribution Requirement.

TAXATION OF U.S. STOCKHOLDERS

Distributions by us generally are taxable to U.S. stockholders as ordinary income or capital gains. Distributions of our “investment company taxable income” (which is, generally, our ordinary income plus realized net short-term capital gains in excess of realized net long-term capital losses) will be taxable as ordinary income to U.S. stockholders to the extent of our current or accumulated earnings and profits, whether paid in cash or reinvested in additional common stock. To the extent such distributions paid by us to non-corporate stockholders (including individuals) are attributable to dividends from U.S. corporations and certain qualified foreign corporations, such distributions generally will be eligible for a maximum tax rate of 15%, if certain holding period requirements are satisfied. In this regard, it is anticipated that distributions paid by us will generally not be attributable to dividends and, therefore, generally will not qualify for the 15% maximum rate. Distributions of our net capital gains (which is generally our realized net long-term capital gains in excess of realized net short-term capital losses) properly designated by us as “capital gain distributions” will be taxable to a U.S. stockholder as long-term capital gains at a maximum rate of 15% in the case of individuals, trusts or estates, regardless of the U.S. stockholder’s holding period for his, her or its common stock and regardless of whether paid in cash or reinvested in additional common stock. Distributions in excess of our earnings and profits first will reduce a U.S. stockholder’s adjusted tax basis in such stockholder’s common stock and, after the adjusted basis is reduced to zero, will constitute capital gains to such U.S. stockholder.

Although we currently intend to distribute any long-term capital gains at least annually, we may in the future decide to retain some or all of our long-term capital gains, but designate the retained amount as a “deemed distribution.” In that case, among other consequences, we will pay tax on the retained amount, each U.S. stockholder will be required to include his, her or its share of the deemed distribution in income as if it had been actually distributed to the U.S. stockholder, and the U.S. stockholder will be entitled to claim a credit equal to his, her or its allocable share of the tax paid thereon by us. The amount of the deemed distribution net of such tax will be added to the U.S. stockholder’s tax basis for his, her or its common stock. Since we expect to pay tax on any retained capital gains at our regular corporate tax rate, and since that rate is in excess of the maximum rate currently payable by individuals on long-term capital gains, the amount of tax that individual stockholders will be treated as having paid and for which they will receive a credit will exceed the tax they owe on the retained net capital gain. Such excess generally may be claimed as a credit against the U.S. stockholder’s other federal income tax obligations or may be refunded to the extent it exceeds a stockholder’s liability for federal income tax. A stockholder that is not subject to federal income tax or otherwise required to file a federal income tax return would be required to file a federal income tax return on the appropriate form in order to claim a refund for the taxes we paid. In order to use the deemed distribution approach, we must provide written notice to our stockholders prior to the expiration of 60 days after the close of the relevant taxable year. We cannot treat any of our investment company taxable income as a “deemed distribution.”

For purposes of determining (1) whether the Annual Distribution Requirement is satisfied for any year and (2) the amount of capital gain distributions paid for that year, we may, under certain circumstances, elect to treat a distribution that is paid during the following taxable year as if it had been paid during the taxable year in question. If we make such an election, the U.S. stockholder will still be treated as receiving the distribution in the taxable year in which the distribution is made. However, any distribution declared by us in October, November or December of any calendar year, payable to stockholders of record on a specified date in such a month and actually paid during January of the following year, will be treated as if it had been received by our U.S. stockholders on December 31 of the year in which the distribution was declared.

If an investor purchases shares of our common stock shortly before the record date of a distribution, the price of the shares will include the value of the distribution and the investor will be subject to tax on the distribution even though economically it represents a return of his, her or its investment.

A stockholder generally will recognize taxable gain or loss if the stockholder sells or otherwise disposes of his, her or its shares of our common stock. Any gain arising from such sale or disposition generally will be treated as capital gain or loss if the stockholder has held his, her or its shares for more than one year. Otherwise, it would be classified as short-term capital gain or loss. However, any capital loss arising from the sale or disposition of shares of our common stock held for six months or less will be treated as long-term capital loss to the extent of the amount of capital gain distributions received, or undistributed capital gain deemed received, with respect to such shares. In addition, all or a portion of any loss recognized upon a disposition of shares of our common stock may be disallowed if other shares of our common stock are purchased (whether through reinvestment of dividends or other distributions or otherwise) within 30 days before or after the disposition.

In general, individual U.S. stockholders currently are subject to a maximum federal income tax rate of 15% on their net capital gain, i.e., the excess of realized net long-term capital gain over realized net short-term capital loss for a taxable year, including a long-term capital gain derived from an investment in our shares. Such rate is lower than the maximum rate on ordinary income currently payable by individuals. Corporate U.S. stockholders currently are subject to federal income tax on net capital gain at the maximum 35% rate also applied to ordinary income. Non-corporate stockholders with net capital losses for a year (i.e., capital losses in excess of capital gains) generally may deduct up to $3,000 of such losses against their ordinary income each year; any net capital losses of a non-corporate stockholder in excess of $3,000 generally may be carried forward and used in subsequent years as provided in the Code. Corporate stockholders generally may not deduct any net capital losses for a year, but may carryback such losses for three years or carry forward such losses for five years.

We will send to each of our U.S. stockholders, as promptly as possible after the end of each calendar year, a notice detailing, on a per share and per distribution basis, the amounts includible in such U.S. stockholder’s taxable income for such year as ordinary income and as long-term capital gain. In addition, the federal tax status of each year’s distributions generally will be reported to the Internal Revenue Service (including the amount of distributions, if any, eligible for the 15% maximum rate). Distributions may also be subject to additional state, local and foreign taxes depending on a U.S. stockholder’s particular situation. Distributions distributed by us generally will not be eligible for the distributions-received deduction or the preferential rate applicable to qualifying distributions.

We may be required to withhold federal income tax (“backup withholding”) currently at a rate of 28% from all taxable distributions to any non-corporate U.S. stockholder (1) who fails to furnish us with a correct taxpayer identification number or a certificate that such stockholder is exempt from backup withholding, or (2) with respect to whom the IRS notifies us that such stockholder has failed to properly report certain interest and distribution income to the IRS and to respond to notices to that effect. An individual’s taxpayer identification number is his or her social security number. Any amount withheld under backup withholding is allowed as a credit against the U.S. stockholder’s federal income tax liability and may entitle such stockholder to a refund, provided that proper information is timely provided to the IRS.

TAXATION OF NON-U.S. STOCKHOLDERS

Whether an investment in the shares is appropriate for a Non-U.S. stockholder will depend upon that person’s particular circumstances. An investment in the shares by a Non-U.S. stockholder may have adverse tax consequences. Non-U.S. stockholders should consult their tax advisers before investing in our common stock.

Distributions of our “investment company taxable income” to Non-U.S. stockholders (including interest income and net short-term capital gain, which generally would be free of withholding if paid to Non-U.S. stockholders directly) are expected to be subject to withholding of federal tax at a 30% rate (or lower rate provided by an applicable treaty) to the extent of our current and accumulated earnings and profits unless the distributions are effectively connected with a U.S. trade or business of the Non-U.S. stockholder, and, if an income tax treaty applies, attributable to a permanent establishment in the United States, in which case the distributions will be subject to federal income tax at the rates applicable to U.S. persons. In that case, we will not be required to withhold federal tax if the Non-U.S. stockholder complies with applicable certification and disclosure requirements. Special certification requirements apply to a Non-U.S. stockholder that is a foreign partnership or a foreign trust, and such entities are urged to consult their own tax advisors.

Actual or deemed distributions of our net capital gains to a Non-U.S. stockholder, and gains realized by a Non-U.S. stockholder upon the sale of our common stock, will not be subject to federal withholding tax and generally will not be subject to federal income tax unless the distributions or gains, as the case may be, are effectively connected with a U.S. trade or business of the Non-U.S. stockholder and, if an income tax treaty applies, are attributable to a permanent establishment maintained by the Non-U.S. stockholder in the United States.

If we distribute our net capital gains in the form of deemed rather than actual distributions (which we may do in the future), a Non-U.S. stockholder will be entitled to a federal income tax credit or tax refund equal to the stockholder’s allocable share of the tax we pay on the capital gains deemed to have been distributed. In order to obtain the refund, the Non-U.S. stockholder must obtain a U.S. taxpayer identification number and file a federal income tax return even if the Non-U.S. stockholder would not otherwise be required to obtain a U.S. taxpayer identification number or file a federal income tax return. For a corporate Non-U.S. stockholder, distributions (both actual and deemed), and gains realized upon the sale of our common stock that are effectively connected with a U.S. trade or business may, under certain circumstances, be subject to an additional “branch profits tax” at a 30% rate (or at a lower rate if provided for by an applicable treaty). Accordingly, investment in the shares may not be appropriate for a Non-U.S. stockholder.

A Non-U.S. stockholder who is a non-resident alien individual, and who is otherwise subject to withholding of federal income tax, may be subject to information reporting and backup withholding of federal income tax on distributions unless the Non-U.S. stockholder provides us or the distribution paying agent with an IRS Form W-8BEN (or an acceptable substitute form) or otherwise meets documentary evidence requirements for establishing that it is a Non-U.S. stockholder or otherwise establishes an exemption from backup withholding.

Non-U.S. persons should consult their own tax advisors with respect to the U.S. federal income tax and withholding tax, and state, local and foreign tax consequences of an investment in the shares.

FAILURE TO QUALIFY AS A RIC

If we were unable to qualify for treatment as a RIC, we would be subject to tax on all of our taxable income at regular corporate rates. We would not be able to deduct distributions to stockholders, nor would they be required to be made. Distributions would generally be taxable to our stockholders as ordinary distribution income eligible for the 15% maximum rate to the extent of our current and accumulated earnings and profits. Subject to certain limitations under the Code, corporate distributees would be eligible for the distributions received deduction. Distributions in excess of our current and accumulated earnings and profits would be treated first as a return of capital to the extent of the stockholder’s tax basis, and any remaining distributions would be treated as a capital gain.

DESCRIPTION OF OUR CAPITAL STOCK

The following description is based on relevant portions of the Maryland General Corporation Law and on our charter and bylaws. This summary is not necessarily complete, and we refer you to the Maryland General Corporation Law and our charter and bylaws for a more detailed description of the provisions summarized below.

CAPITAL STOCK

Our authorized capital stock consists of 100,000,000 shares of stock, par value $0.001 per share, all of which is initially designated as common stock. There is currently no market for our common stock, and we can offer no assurances that a market for our shares will develop in the future. We have applied to have our common stock quoted on The Nasdaq Global Market under the ticker symbol “PNNT”. There are no outstanding options or warrants to purchase our stock. No stock has been authorized for issuance under any equity compensation plans. Under Maryland law, our stockholders generally are not personally liable for our debts or obligations.

The following are our outstanding classes of securities as of March 21, 2007:

(1) Title of Class	(2) Amount Authorized	(3) Amount Held by Us or for Our Account	(4) Amount Outstanding Exclusive of Amounts Shown Under (3)

Common Stock	100,000,000	—	80,000

Under our charter, our board of directors is authorized to classify and reclassify any unissued shares of stock into other classes or series of stock and authorize the issuance of shares of stock without obtaining stockholder approval. As permitted by the Maryland General Corporation Law, our charter provides that the board of directors, without any action by our stockholders, may amend the charter from time to time to increase or decrease the aggregate number of shares of stock or the number of shares of stock of any class or series that we have authority to issue.

Common stock

All shares of our common stock have equal rights as to earnings, assets, distributions and voting and, when they are issued, will be duly authorized, validly issued, fully paid and nonassessable. Distributions may be paid to the holders of our common stock if, as and when authorized by our board of directors and declared by us out of funds legally available therefor. Shares of our common stock have no preemptive, exchange, conversion or redemption rights and are freely transferable, except where their transfer is restricted by federal and state securities laws or by contract. In the event of a liquidation, dissolution or winding up of PennantPark, each share of our common stock would be entitled to share ratably in all of our assets that are legally available for distribution after we pay all debts and other liabilities and subject to any preferential rights of holders of our preferred stock, if any preferred stock is outstanding at such time. Each share of our common stock is entitled to one vote on all matters submitted to a vote of stockholders, including the election of directors. Except as provided with respect to any other class or series of stock, the holders of our common stock will possess exclusive voting power. There is no cumulative voting in the election of directors, which means that holders of a majority of the outstanding shares of common stock can elect all of our directors, and holders of less than a majority of such shares will be unable to elect any director.

Preferred stock

Our charter authorizes our board of directors to classify and reclassify any unissued shares of stock into other classes or series of stock, including preferred stock. Prior to issuance of shares of each class or series, the board of directors is required by Maryland law and by our charter to set the terms, preferences, conversion or other rights, voting powers, restrictions, limitations as to distributions, qualifications and terms or conditions of redemption for each class or series. Thus, the board of directors could authorize the issuance of shares of preferred stock with terms and conditions which could have the effect of delaying, deferring or preventing a transaction or a change in control that might involve a premium price for holders of our common stock or otherwise be in their best interest. You should note, however, that any issuance of preferred stock must comply with the requirements of the 1940 Act. The 1940 Act requires, among other things, that (1) immediately after issuance and before any distribution is made with respect to our common stock and before any purchase of common stock is made, such preferred stock together with all other senior securities must not exceed an amount equal to 50% of our total assets after deducting the amount of such distribution or purchase price, as the case may be, and (2) the holders of shares of preferred stock, if any are issued, must be entitled as a class to elect two directors at all times and to elect a majority of the directors if distributions on such preferred stock are in arrears by two years or more. Certain matters under the 1940 Act require the separate vote of the holders of any issued and outstanding preferred stock. For example, holders of preferred stock would vote separately from the holders of common stock on a proposal to cease operations as a business development company. We believe that the availability for issuance of preferred stock will provide us with increased flexibility in structuring future financings and acquisitions.

LIMITATION ON LIABILITY OF DIRECTORS AND OFFICERS; INDEMNIFICATION AND ADVANCE OF EXPENSES

Maryland law permits a Maryland corporation to include in its charter a provision limiting the liability of its directors and officers to the corporation and its stockholders for money damages except for liability resulting from (a) actual receipt of an improper benefit or profit in money, property or services or (b) active and deliberate dishonesty established by a final judgment as being material to the cause of action. Our charter contains such a provision which eliminates directors’ and officers’ liability to the maximum extent permitted by Maryland law, subject to the requirements of the 1940 Act.

Our charter authorizes us and our bylaws obligate us, to the maximum extent permitted by Maryland law and subject to the requirements of the 1940 Act, to indemnify any present or former director or officer or any individual who, while a director or officer and at our request, serves or has served another corporation, real estate investment trust, partnership, joint venture, trust, employee benefit plan or other enterprise as a director, officer, partner or trustee, from and against any claim or liability to which that person may become subject or which that person may incur by reason of his or her status as a present or former director or officer and to pay or reimburse their reasonable expenses in advance of final disposition of a proceeding. The charter and bylaws also permit us to indemnify and advance expenses to any person who served a predecessor of us in any of the capacities described above and any of our employees or agents or any employees or agents of our predecessor. In accordance with the 1940 Act, we will not indemnify any person for any liability to which such person would be subject by reason of such person’s willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of his or her office.

Maryland law requires a corporation (unless its charter provides otherwise, which our charter does not) to indemnify a director or officer who has been successful, on the merits or otherwise, in the defense of any proceeding to which he or she is made, or threatened to be made, a party by reason of his or her service in that capacity. Maryland law permits a corporation to indemnify its present and former directors and officers, among others, against judgments, penalties, fines, settlements and reasonable expenses actually incurred by them in connection with any proceeding to which they may be made, or threatened to be made, a party by reason of their service in those or other capacities unless it is established that (a) the act or omission of the director or officer was material to the matter giving rise to the proceeding and (1) was committed in bad faith or (2) was the result of active and deliberate dishonesty, (b) the director or officer actually received an improper personal benefit in money, property or services or (c) in the case of any criminal proceeding, the director or officer had reasonable cause to believe that the act or omission was unlawful. However, under Maryland law, a Maryland corporation may not indemnify for an adverse judgment in a suit by or in the right of the corporation or for a judgment of liability on the basis that a personal benefit was improperly received unless, in either case, a court orders indemnification, and then only for expenses. In addition, Maryland law permits a corporation to advance reasonable expenses to a director or officer upon the corporation’s receipt of (a) a written affirmation by the director or officer of his or her good faith belief that he or she has met the standard of conduct necessary for indemnification by the corporation and (b) a written undertaking by him or her or on his or her behalf to repay the amount paid or reimbursed by the corporation if it is ultimately determined that the standard of conduct was not met.

PROVISIONS OF THE MARYLAND GENERAL CORPORATION LAW AND OUR CHARTER AND BYLAWS

The Maryland General Corporation Law and our charter and bylaws contain provisions that could make it more difficult for a potential acquiror to acquire us by means of a tender offer, proxy contest or otherwise. These provisions are expected to discourage certain coercive takeover practices and inadequate takeover bids and to encourage persons seeking to acquire control of us to negotiate first with our board of directors. We believe that the benefits of these provisions outweigh the potential disadvantages of discouraging any such acquisition proposals because, among other things, the negotiation of such proposals may improve their terms.

Classified board of directors

Our board of directors is divided into three classes of directors serving staggered three-year terms. The initial terms of the first, second and third classes will expire in 2008, 2009 and 2010, respectively. Beginning in 2008, upon expiration of their current terms, directors of each class will be elected to serve for three-year terms and until their successors are duly elected and qualify and each year one class of directors will be elected by the stockholders. A classified board may render a change in control of us or removal of our incumbent management more difficult. We believe, however, that the longer time required to elect a majority of a classified board of directors will help to ensure the continuity and stability of our management and policies.

Election of directors

Our charter and bylaws provide that the affirmative vote of the holders of a majority of the outstanding shares of stock entitled to vote in the election of directors will be required to elect a director. Pursuant to the charter, our board of directors may amend the bylaws to alter the vote required to elect directors.

Number of directors; vacancies; removal

Our charter provides that the number of directors will be set only by the board of directors in accordance with our bylaws. Our bylaws provide that a majority of our entire board of directors may at any time increase or decrease the number of directors. However, unless our bylaws are amended, the number of directors may never be less than four nor more than eight. Our charter provides that, at such time as we have three independent directors and our common stock is registered under the Exchange Act, we elect to be subject to the provision of Subtitle 8 of Title 3 of the Maryland General Corporation Law regarding the filling of vacancies on the board of directors. Accordingly, at such time, except as may be provided by the board of directors in setting the terms of any class or series of preferred stock, any and all vacancies on the board of directors may be filled only by the affirmative vote of a majority of the remaining directors in office, even if the remaining directors do not constitute a quorum, and any director elected to fill a vacancy will serve for the remainder of the full term of the directorship in which the vacancy occurred and until a successor is elected and qualifies, subject to any applicable requirements of the 1940 Act.

Our charter provides that a director may be removed only for cause, as defined in our charter, and then only by the affirmative vote of at least two-thirds of the votes entitled to be cast in the election of directors.

Action by stockholders

Under the Maryland General Corporation Law, stockholder action can be taken only at an annual or special meeting of stockholders or by unanimous written consent in lieu of a meeting (unless the charter provides for stockholder action by less than unanimous consent, which our charter does not). These provisions, combined with the requirements of our bylaws regarding the calling of a stockholder-requested special meeting of stockholders discussed below, may have the effect of delaying consideration of a stockholder proposal until the next annual meeting.

Advance notice provisions for stockholder nominations and stockholder proposals

Our bylaws provide that with respect to an annual meeting of stockholders, nominations of persons for election to the board of directors and the proposal of business to be considered by stockholders may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice procedures of the bylaws. With respect to special meetings of stockholders, only the business specified in our notice of the meeting may be brought before the meeting. Nominations of persons for election to the board of directors at a special meeting may be made only (1) pursuant to our notice of the meeting, (2) by the board of directors or (3) provided that the board of directors has determined that directors will be elected at the meeting, by a stockholder who is entitled to vote at the meeting and who has complied with the advance notice provisions of the bylaws.

The purpose of requiring stockholders to give us advance notice of nominations and other business is to afford our board of directors a meaningful opportunity to consider the qualifications of the proposed nominees and the advisability of any other proposed business and, to the extent deemed necessary or desirable by our board of directors, to inform stockholders and make recommendations about such qualifications or business, as well as to provide a more orderly procedure for conducting meetings of stockholders. Although our bylaws do not give our board of directors any power to disapprove stockholder nominations for the election of directors or proposals recommending certain action, they may have the effect of precluding a contest for the election of directors or the consideration of stockholder proposals if proper procedures are not followed and of discouraging or deterring a third party from conducting a solicitation of proxies to elect its own slate of directors or to approve its own proposal without regard to whether consideration of such nominees or proposals might be harmful or beneficial to us and our stockholders.

Calling of special meetings of stockholders

Our bylaws provide that special meetings of stockholders may be called by our board of directors and certain of our officers. Additionally, our bylaws provide that, subject to the satisfaction of certain procedural and informational requirements by the stockholders requesting the meeting, a special meeting of stockholders will be called by the secretary of the corporation upon the written request of stockholders entitled to cast not less than a majority of all the votes entitled to be cast at such meeting.

Approval of extraordinary corporate action; amendment of charter and bylaws

Under Maryland law, a Maryland corporation generally cannot dissolve, amend its charter, merge, sell all or substantially all of its assets, engage in a share exchange or engage in similar transactions outside the ordinary course of business, unless approved by the affirmative vote of stockholders entitled to cast at least two-thirds of the votes entitled to be cast on the matter. However, a Maryland corporation may provide in its charter for approval of these matters by a lesser percentage, but not less than a majority of all of the votes entitled to be cast on the matter. Our charter generally provides for approval of charter amendments and extraordinary transactions by the stockholders entitled to cast at least a majority of the votes entitled to be cast on the matter. Our charter also provides that certain charter amendments and any proposal for our conversion, whether by merger or otherwise, from a closed-end company to an open-end company or any proposal for our liquidation or dissolution requires the approval of the stockholders entitled to cast at least 80 percent of the votes entitled to be cast on such matter. However, if such amendment or proposal is approved by at least two-thirds of our continuing directors (in addition to approval by our board of directors), such amendment or proposal may be approved by a majority of the votes entitled to be cast on such a matter. The “continuing directors” are defined in our charter as our current directors as well as those directors whose nomination for election by the stockholders or whose election by the directors to fill vacancies is approved by a majority of the continuing directors then on the board of directors.

Our charter and bylaws provide that the board of directors will have the exclusive power to adopt, alter or repeal any provision of our bylaws and to make new bylaws.

No appraisal rights

Except with respect to appraisal rights arising in connection with the Maryland Control Share Acquisition Act discussed below, as permitted by the Maryland General Corporation Law, our charter provides that stockholders will not be entitled to exercise appraisal rights.

Control share acquisitions

The Control Share Acquisition Act provides that control shares of a Maryland corporation acquired in a control share acquisition have no voting rights except to the extent approved by a vote of two-thirds of the votes entitled to be cast on the matter. Shares owned by the acquiror, by officers or by directors who are employees of the corporation are excluded from shares entitled to vote on the matter. Control shares are voting shares of stock which, if aggregated with all other shares of stock owned by the acquiror or in respect of which the acquiror is able to exercise or direct the exercise of voting power (except solely by virtue of a revocable proxy), would entitle the acquiror to exercise voting power in electing directors within one of the following ranges of voting power:

•	one-tenth or more but less than one-third;

•	one-third or more but less than a majority; or

•	a majority or more of all voting power.

The requisite stockholder approval must be obtained each time an acquiror crosses one of the thresholds of voting power set forth above. Control shares do not include shares the acquiring person is then entitled to vote as a result of having previously obtained stockholder approval. A control share acquisition means the acquisition of control shares, subject to certain exceptions.

A person who has made or proposes to make a control share acquisition may compel the board of directors of the corporation to call a special meeting of stockholders to be held within 50 days of demand to consider the voting rights of the shares. The right to compel the calling of a special meeting is subject to the satisfaction of certain conditions, including an undertaking to pay the expenses of the meeting. If no request for a meeting is made, the corporation may itself present the question at any stockholders meeting.

If voting rights are not approved at the meeting or if the acquiring person does not deliver an acquiring person statement as required by the statute, then the corporation may repurchase for fair value any or all of the control shares, except those for which voting rights have previously been approved. The right of the corporation to repurchase control shares is subject to certain conditions and limitations, including, as provided in our bylaws, compliance with the 1940 Act. Fair value is determined, without regard to the absence of voting rights for the control shares, as of the date of the last control share acquisition by the acquiror or of any meeting of stockholders at which the voting rights of the shares are considered and not approved. If voting rights for control shares are approved at a stockholders meeting and the acquiror becomes entitled to vote a majority of the shares entitled to vote, all other stockholders may exercise appraisal rights. The fair value of the shares as determined for purposes of appraisal rights may not be less than the highest price per share paid by the acquiror in the control share acquisition.

The Control Share Acquisition Act does not apply (a) to shares acquired in a merger, consolidation or share exchange if the corporation is a party to the transaction or (b) to acquisitions approved or exempted by the charter or bylaws of the corporation.

Our bylaws contain a provision exempting from the Control Share Acquisition Act any and all acquisitions by any person of our shares of stock. There can be no assurance that such provision will not be amended or eliminated at any time in the future. However, we will amend our bylaws to be subject to the Control Share Acquisition Act only if the board of directors determines that it would be in our best interests based on our determination that our being subject to the Control Share Acquisition Act does not conflict with the 1940 Act.

Business combinations

Under Maryland law, “business combinations” between a Maryland corporation and an interested stockholder or an affiliate of an interested stockholder are prohibited for five years after the most recent date on which the interested stockholder becomes an interested stockholder. These business combinations include a merger, consolidation, share exchange or, in circumstances specified in the statute, an asset transfer or issuance or reclassification of equity securities. An interested stockholder is defined as:

•	any person who beneficially owns 10% or more of the voting power of the corporation’s shares; or

•

an affiliate or associate of the corporation who, at any time within the two-year period prior to the date in question, was the beneficial owner of 10% or more of the voting power of the then outstanding voting stock of the corporation.

A person is not an interested stockholder under this statute if the board of directors approved in advance the transaction by which he otherwise would have become an interested stockholder. However, in approving a transaction, the board of directors may provide that its approval is subject to compliance, at or after the time of approval, with any terms and conditions determined by the board.

After the five-year prohibition, any business combination between the corporation and an interested stockholder generally must be recommended by the board of directors of the corporation and approved by the affirmative vote of at least:

•	80% of the votes entitled to be cast by holders of outstanding shares of voting stock of the corporation; and

•

two-thirds of the votes entitled to be cast by holders of voting stock of the corporation other than shares held by the interested stockholder with whom or with whose affiliate the business combination is to be effected or held by an affiliate or associate of the interested stockholder.

These super-majority vote requirements do not apply if the corporation’s common stockholders receive a minimum price, as defined under Maryland law, for their shares in the form of cash or other consideration in the same form as previously paid by the interested stockholder for its shares.

The statute permits various exemptions from its provisions, including business combinations that are exempted by the board of directors before the time that the interested stockholder becomes an interested stockholder. Our board of directors has adopted a resolution that any business combination between us and any other person is exempted from the provisions of the Business Combination Act, provided that the business combination is first approved by the board of directors, including a majority of the directors who are not interested persons as defined in the 1940 Act. This resolution, however, may be altered or repealed in whole or in part at any time. If this resolution is repealed, or the board of directors does not otherwise approve a business combination, the statute may discourage others from trying to acquire control of us and increase the difficulty of consummating any offer.

Conflict with 1940 Act

Our bylaws provide that, if and to the extent that any provision of the Maryland General Corporation Law, including the Control Share Acquisition Act (if we amend our bylaws to be subject to such Act) and the Business Combination Act, or any provision of our charter or bylaws conflicts with any provision of the 1940 Act, the applicable provision of the 1940 Act will control.

REGULATION

We are a business development company under the 1940 Act and intend to elect to be treated as a RIC under Subchapter M of the Code. The 1940 Act contains prohibitions and restrictions relating to transactions between business development companies and their affiliates (including any investment advisers or sub-advisers), principal underwriters and affiliates of those affiliates or underwriters and requires that a majority of the directors be persons other than “interested persons,” as that term is defined in the 1940 Act. In addition, the 1940 Act provides that we may not change the nature of our business so as to cease to be, or to withdraw our election as, a business development company unless approved by a majority of our outstanding voting securities.

We may invest up to 100% of our assets in securities acquired directly from issuers in privately negotiated transactions. With respect to such securities, we may, for the purpose of public resale, be deemed an “underwriter” as that term is defined in the Securities Act. Our intention is to not write (sell) or buy put or call options to manage risks associated with the publicly traded securities of our portfolio companies, except that we may enter into hedging transactions to manage the risks associated with interest rate fluctuations. However, we may purchase or otherwise receive warrants to purchase the common stock of our portfolio companies in connection with acquisition financing or other investment. Similarly, in connection with an acquisition, we may acquire rights to require the issuers of acquired securities or their affiliates to repurchase them under certain circumstances. We also do not intend to acquire securities issued by any investment company that exceed the limits imposed by the 1940 Act. Under these limits, we generally cannot acquire more than 3% of the voting stock of any registered investment company, invest more than 5% of the value of our total assets in the securities of one investment company or invest more than 10% of the value of our total assets in the securities of more than one investment company. With regard to that portion of our portfolio invested in securities issued by investment companies, it should be noted that such investments might subject our stockholders to additional expenses. None of these policies is fundamental and may be changed without stockholder approval.

QUALIFYING ASSETS

Under the 1940 Act, a business development company may not acquire any asset other than assets of the type listed in Section 55(a) of the 1940 Act, which are referred to as qualifying assets, unless, at the time the acquisition is made, qualifying assets represent at least 70% of the company’s total assets. The principal categories of qualifying assets relevant to our proposed business are the following:

(1)	Securities purchased in transactions not involving any public offering from the issuer of such securities, which issuer (subject to certain limited exceptions) is an eligible portfolio company, or from any person who is, or has been during the preceding 13 months, an affiliated person of an eligible portfolio company, or from any other person, subject to such rules as may be prescribed by the SEC. An eligible portfolio company is defined in the 1940 Act as any issuer which:

(a)	is organized under the laws of, and has its principal place of business in, the United States;

(b)	is not an investment company (other than a small business investment company wholly owned by the business development company) or a company that would be an investment company but for certain exclusions under the 1940 Act; and

(c)	does not have any class of securities listed on a national securities exchange.

(2)	Securities of any eligible portfolio company which we control.

(3)	Securities purchased in a private transaction from a U.S. issuer that is not an investment company or from an affiliated person of the issuer, or in transactions incident thereto, if the issuer is in bankruptcy and subject to reorganization or if the issuer, immediately prior to the purchase of its securities was unable to meet its obligations as they came due without material assistance other than conventional lending or financing arrangements.

(4)	Securities of an eligible portfolio company purchased from any person in a private transaction if there is no ready market for such securities and we already own 60% of the outstanding equity of the eligible portfolio company.

(5)	Securities received in exchange for or distributed on or with respect to securities described in (1) through (4) above, or pursuant to the exercise of warrants or rights relating to such securities.

(6)	Cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment.

MANAGERIAL ASSISTANCE TO PORTFOLIO COMPANIES

In addition, a business development company must have been organized and have its principal place of business in the United States and must be operated for the purpose of making investments in the types of securities described in (1), (2) or (3) above. However, in order to count portfolio securities as qualifying assets for the purpose of the 70% test, the business development company must either control the issuer of the securities or must offer to make available to the issuer of the securities (other than small and solvent companies described above) significant managerial assistance; except that, where the business development company purchases such securities in conjunction with one or more other persons acting together, one of the other persons in the group may make available such managerial assistance. Making available managerial assistance means, among other things, any arrangement whereby the business development company, through its directors, officers or employees, offers to provide, and, if accepted, does so provide, significant guidance and counsel concerning the management, operations or business objectives and policies of a portfolio company.

TEMPORARY INVESTMENTS

Pending investment in other types of “qualifying assets,” as described above, our investments may consist of cash, cash equivalents, U.S. Government securities or high-quality debt securities maturing in one year or less from the time of investment, which we refer to, collectively, as temporary investments, so that 70% of our assets are qualifying assets. Typically, we will invest in U.S. Treasury bills or in repurchase agreements, provided that such agreements are fully collateralized by cash or securities issued by the U.S. Government or its agencies. A repurchase agreement involves the purchase by an investor, such as us, of a specified security and the simultaneous agreement by the seller to repurchase it at an agreed-upon future date and at a price which is greater than the purchase price by an amount that reflects an agreed-upon interest rate. There is no percentage restriction on the proportion of our assets that may be invested in such repurchase agreements. However, if more than 25% of our total assets constitute repurchase agreements from a single counterparty, we would not meet the Diversification Tests in order to qualify as a RIC for federal income tax purposes. Thus, we do not intend to enter into repurchase agreements with a single counterparty in excess of this limit. Our investment adviser will monitor the creditworthiness of the counterparties with which we enter into repurchase agreement transactions.

SENIOR SECURITIES

We are permitted, under specified conditions, to issue multiple classes of indebtedness and one class of stock senior to our common stock if our asset coverage, as defined in the 1940 Act, is at least equal to 200% immediately after each such issuance. In addition, while any senior securities remain outstanding, we must make provisions to prohibit any distribution to our stockholders or the repurchase of such securities or shares unless we meet the applicable asset coverage ratios at the time of the distribution or repurchase. We may also borrow amounts up to 5% of the value of our total assets for temporary or emergency purposes without regard to asset coverage. For a discussion of the risks associated with leverage, see “Risk Factors—Risks relating to our business and structure—Regulations governing our operation as a business development company will affect our ability to, and the way in which we, raise additional capital.”

CODE OF ETHICS

We and PennantPark Investment Advisers have each adopted a code of ethics pursuant to Rule 17j-1 under the 1940 Act that establishes procedures for personal investments and restricts certain personal securities transactions. Personnel subject to each code may invest in securities for their personal investment accounts, including securities that may be purchased or held by us, so long as such investments are made in accordance with the code’s requirements. You may read and copy the code of ethics at the SEC’s Public Reference Room in Washington, D.C. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. In addition, the code of ethics is attached as an exhibit to the registration statement of which this prospectus is a part, and is available on the EDGAR Database on the SEC’s Internet site at http://www.sec.gov. You may also obtain copies of the code of ethics, after paying a duplicating fee, by electronic request at the following Email address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, 100 F Street, N.E., Washington, D.C. 20549.

PROXY VOTING POLICIES AND PROCEDURES

We have delegated our proxy voting responsibility to our investment adviser. The Proxy Voting Policies and Procedures of our investment adviser are set forth below. The guidelines are reviewed periodically by our investment adviser and our non-interested directors, and, accordingly, are subject to change. For purposes of these Proxy Voting Policies and Procedures described below, “we” “our” and “us” refers to our investment adviser.

Introduction

As an investment adviser registered under the Advisers Act, we have a fiduciary duty to act solely in the best interests of our clients. As part of this duty, we recognize that we must vote client securities in a timely manner free of conflicts of interest and in the best interests of our clients.

These policies and procedures for voting proxies for our investment advisory clients are intended to comply with Section 206 of, and Rule 206(4)-6 under, the Advisers Act.

Proxy Policies

We vote proxies relating to our portfolio securities in what we perceive to be the best interest of our clients’ shareholders. We review on a case-by-case basis each proposal submitted to a shareholder vote to determine its impact on the portfolio securities held by our clients. Although we will generally vote against proposals that may have a negative impact on our clients’ portfolio securities, we may vote for such a proposal if there exists compelling long-term reasons to do so.

Our proxy voting decisions are made by the senior officers who are responsible for monitoring each of clients’ investments. To ensure that our vote is not the product of a conflict of interest, we require that: (1) anyone involved in the decision making process disclose to our Chief Compliance Officer any potential conflict that he or she is aware of and any contact that he or she has had with any interested party regarding a proxy vote; and (2) employees involved in the decision making process or vote administration are prohibited from revealing how we intend to vote on a proposal in order to reduce any attempted influence from interested parties.

Proxy Voting Records

You may obtain information about how we voted proxies by making a written request for proxy voting information to: Aviv Efrat, Chief Financial Officer and Treasurer, 445 Park Avenue, 10th Floor, New York, New York 10022.

PRIVACY PRINCIPLES

We are committed to maintaining the privacy of our stockholders and to safeguarding their non-public personal information. The following information is provided to help you understand what personal information we collect, how we protect that information and why, in certain cases, we may share information with select other parties.

Generally, we do not receive any non-public personal information relating to our stockholders, although certain non-public personal information of our stockholders may become available to us. We do not disclose any non-public personal information about our stockholders or former stockholders to anyone, except as permitted by law or as is necessary in order to service stockholder accounts (for example, to a transfer agent or third party administrator).

We restrict access to non-public personal information about our stockholders to employees of our investment adviser and its affiliates with a legitimate business need for the information. We will maintain physical, electronic and procedural safeguards designed to protect the non-public personal information of our stockholders.

OTHER

We may also be prohibited under the 1940 Act from knowingly participating in certain transactions with our affiliates without the prior approval of our board of directors who are not interested persons and, in some cases, prior approval by the SEC.

We will be periodically examined by the SEC for compliance with the 1940 Act.

We are required to provide and maintain a bond issued by a reputable fidelity insurance company to protect us against larceny and embezzlement. Furthermore, as a business development company, we are prohibited from protecting any director or officer against any liability to PennantPark or our stockholders arising from willful misfeasance, bad faith, gross negligence or reckless disregard of the duties involved in the conduct of such person’s office.

We and PennantPark Investment Advisers will each be required to adopt and implement written policies and procedures reasonably designed to prevent violation of the federal securities laws, review these policies and procedures annually for their adequacy and the effectiveness of their implementation, and designate a chief compliance officer to be responsible for administering the policies and procedures.

SARBANES-OXLEY ACT OF 2002

The Sarbanes-Oxley Act of 2002 imposes a wide variety of new regulatory requirements on publicly held companies and their insiders. Many of these requirements affect us. For example:

•	pursuant to Rule 13a-14 of the Exchange Act, our Chief Executive Officer and Chief Financial Officer must certify the accuracy of the financial statements contained in our periodic reports;

•	pursuant to Item 307 of Regulation S-K, our periodic reports must disclose our conclusions about the effectiveness of our disclosure controls and procedures;

•

pursuant to Rule 13a-15 of the Exchange Act, our management must prepare an annual report regarding its assessment of our internal control over financial reporting, which must be audited by our independent registered public accounting firm; and

•

pursuant to Item 308 of Regulation S-K and Rule 13a-15 of the 1934 Act, our periodic reports must disclose whether there were significant changes in our internal controls over financial reporting or in other factors that could significantly affect these controls subsequent to the date of their evaluation, including any corrective actions with regard to significant deficiencies and material weaknesses.

The Sarbanes-Oxley Act requires us to review our current policies and procedures to determine whether we comply with the Sarbanes-Oxley Act and the regulations promulgated thereunder. We will continue to monitor our compliance with all regulations that are adopted under the Sarbanes-Oxley Act and will take actions necessary to ensure that we are in compliance with that act.

SHARES ELIGIBLE FOR FUTURE SALE

Upon completion of this offering and our private placement of 320,000 shares immediately prior to this offering, 20,400,000 shares of our common stock will be outstanding, based on the number of shares outstanding on March 21, 2007 and assuming no exercise of the underwriters’ over-allotment option. Of these shares, 20,000,000 shares of our common stock sold in this offering will be freely tradable without restriction or limitation under the Securities Act, less that number of shares purchased by our affiliates. Any shares purchased in this offering by our affiliates, as well as the 400,000 shares expected to be owned by our officers and directors, our investment adviser and the managers of our investment adviser immediately prior to this offering, will be subject to the public information, manner of sale and volume limitations of Rule 144 under the Securities Act of 1933.

In general, under Rule 144 as currently in effect, if one year has elapsed since the date of acquisition of restricted securities from us or any of our affiliates, the holder of such restricted securities can sell such securities; provided that the number of securities sold by such person with any three month period cannot exceed the greater of:

•	1% of the total number of securities then outstanding, or

•	the average weekly trading volume of our securities during the four calendar weeks preceding the date on which notice of the sale is filed with the SEC.

Sales under Rule 144 also are subject to certain manners of sale provisions, notice requirements and the availability of current public information about us. If two years have elapsed since the date of acquisition of restricted securities from us or any of our affiliates and the holder is not one of our affiliates at any time during the three months preceding the proposed sale, such person can sell such securities in the public market under Rule 144(k) without regard to the volume limitations, manner of sale provisions, public information requirements or notice requirements. No assurance can be given as to (1) the likelihood that an active market for our common stock will develop, (2) the liquidity of any such market, (3) the ability of our stockholders to sell our securities or (4) the prices that stockholders may obtain for any of our securities. No prediction can be made as to the effect, if any, that future sales of securities, or the availability of securities for future sales, will have on the market price prevailing from time to time. Sales of substantial amounts of our securities, or the perception that such sales could occur, may affect adversely prevailing market prices of our common stock. See “Risk Factors—Risks relating to this offering.”

Registration Rights

Immediately prior to this offering, we expect to sell 320,000 shares of common stock to our directors and officers, our investment adviser and the management of our investment adviser in a private placement. Under a registration rights agreement signed at the time of such private placement, the holders of these shares will receive registration rights that will entitle them to make up to two demands on us to register their shares under the Securities Act. Holders of a majority of these shares may elect to exercise their registration rights at any time after the date on which these shares of common stock are released from the lock-up arrangement agreed as part of this offering. In addition, these stockholders have certain “piggy-back” registration rights that entitle them to include their shares in certain registration statements that we file subsequent to the closing date of this offering. We will bear the expenses incurred in connection with the filing of any such registration statements.

CUSTODIAN, TRANSFER AND DISTRIBUTION PAYING AGENT AND REGISTRAR

Our securities are held under a custody agreement by LaSalle Bank National Association. The address of the custodian is: 135 S. LaSalle Street, Suite 1625, Chicago, Illinois 60603. American Stock Transfer & Trust Company will act as our transfer agent, distribution paying agent and registrar. The principal business address of American Stock Transfer & Trust Company is P.O. Box 922, Wall Street Station, New York, New York 10269, telephone number: (800) 937-5449.

BROKERAGE ALLOCATION AND OTHER PRACTICES

Since we will generally acquire and dispose of our investments in privately negotiated transactions, we will infrequently use brokers in the normal course of our business. Subject to policies established by our board of directors, the investment adviser will be primarily responsible for the execution of the publicly traded securities portion of our portfolio transactions and the allocation of brokerage commissions. The investment adviser does not expect to execute transactions through any particular broker or dealer, but will seek to obtain the best net results for PennantPark, taking into account such factors as price (including the applicable brokerage commission or dealer spread), size of order, difficulty of execution, and operational facilities of the firm and the firm’s risk and skill in positioning blocks of securities. While the investment adviser generally will seek reasonably competitive trade execution costs, PennantPark will not necessarily pay the lowest spread or commission available. Subject to applicable legal requirements, the investment adviser may select a broker based partly upon brokerage or research services provided to the investment adviser and PennantPark and any other clients. In return for such services, we may pay a higher commission than other brokers would charge if the investment adviser determines in good faith that such commission is reasonable in relation to the services provided.

UNDERWRITING

Subject to the terms and conditions described in an underwriting agreement dated April 19, 2007, between us and Bear, Stearns & Co. Inc., Banc of America Securities LLC, UBS Securities LLC and SunTrust Capital Markets, Inc., as representatives, we have agreed to sell to the underwriters, and the underwriters severally have agreed to purchase from us, the number of shares of common stock listed opposite their names below.

Underwriters	Number of Shares

Bear, Stearns & Co. Inc.	5,000,000

Banc of America Securities LLC	4,000,000

UBS Securities LLC	3,100,000

SunTrust Capital Markets, Inc.	3,100,000

Keefe, Bruyette & Woods, Inc.	1,400,000

Friedman, Billings, Ramsey & Co., Inc.	1,400,000

Jefferies & Company, Inc.	1,400,000

Robert W. Baird & Co. Incorporated.	600,000

Total	20,000,000

The underwriters have agreed to purchase all of the shares sold under the underwriting agreement if any of the shares are purchased, other than shares covered by the over-allotment option described below. The underwriters are offering the shares, subject to prior sale, when, as and if issued to and accepted by them, subject to approval of legal matters by their counsel, including the validity of the shares, and other conditions contained in the underwriting agreement, such as the receipt by the underwriters of officer’s certificates and legal opinions. The underwriters reserve the right to withdraw, cancel or modify offers to the public and to reject orders in whole or in part. Bear, Stearns & Co. Inc., Banc of America Securities LLC, UBS Securities LLC and SunTrust Capital Markets, Inc., are serving as joint book-runners of this offering.

Overallotment Option

We have granted the underwriters an option exercisable for 30 days from the date of this prospectus to purchase up to an aggregate of 3,000,000 additional shares at the public offering price less the underwriting discount. The underwriters may exercise this option solely to cover over-allotments, if any, made in connection with this offering. To the extent the underwriters exercise this option in whole or in part, each will be obligated, subject to conditions contained in the underwriting agreement, to purchase a number of additional shares approximately proportionate to that underwriter’s initial commitment amount reflected in the above table.

Directed Share Program

At our request, the underwriters have reserved up 500,000 shares of common stock for sale in this offering at the initial public offering price, directly or indirectly, to certain persons. The number of shares of common stock available for sale to the general public will be reduced to the extent that these individuals purchase all or a portion of the reserved shares. Any reserved shares that are not purchased may be reallocated to other directors, officers, employees and friends or offered to the general public on the same basis as the other shares of common stock offered by this prospectus. We have agreed to indemnify the underwriters against some liabilities and expenses, including liabilities under the Securities Act, in connection with the sale of the reserved shares.

Commissions and Discounts

The underwriters have advised us that they propose initially to offer the shares to the public at the public offering price on the cover page of this prospectus and to dealers at that price less a concession not in excess of

$0.585 per share. After the public offering, the public offering price and concession may be changed. No such change, however, shall modify the amount of proceeds to be received by us as set forth on the cover page of this prospectus. In connection with this offering, the underwriters may allocate shares to accounts over which they exercise discretionary authority. The underwriters do not intend to confirm sales to any account over which they exercise discretionary authority.

The following table shows the public offering price, underwriting discount and proceeds, before expenses, to us. The information assumes either no exercise or full exercise by the underwriters of their over-allotment option.

	Per Share		Total
	Without Over- Allotment	With Over- Allotment	Without Over- Allotment	With Over- Allotment
Public offering price	$15.00	$15.00	$300,000,000	$345,000,000
Underwriting discount	0.975	0.975	19,500,000	22,425,000
Proceeds, before expenses, to us	$14.025	$14.025	$280,500,000	$322,575,000

The expenses of the offering payable by us, excluding the underwriting discounts and related fees, are estimated at $900,000.

We have agreed to indemnify the underwriters against certain liabilities, including liabilities under the Securities Act, or to contribute to payments the underwriters may be required to make in respect of those liabilities.

No Sale of Similar Securities

We, each of our officers and directors and each of our existing stockholders have agreed, with certain limited exceptions, not to sell or transfer any of our securities for 180 days after the date of this prospectus without first obtaining the written consent of each of the joint book-runners. Specifically, pursuant to these lock-up agreements, we and these other individuals have agreed not to directly or indirectly:

•

offer, sell or agree to offer or sell any common stock, any other equity security of ours or any of our subsidiaries, and any security convertible into, or exercisable or exchangeable for, any common stock or other such equity security;

•	solicit offers to purchase any such securities;

•	grant any call option with respect to any such securities;

•	purchase any put option with respect to any such securities;

•	pledge, borrow or otherwise dispose of any such securities;

•	establish or increase any “put equivalent position” with respect to any such securities;

•	liquidate or decrease any “call equivalent position” with respect to any such securities; or

•

enter into any swap, derivative or other transaction or arrangement that transfers to another, in whole or in part, any economic consequences of ownership of any of such securities, whether or not such transaction is to be settled by delivery of such securities, other securities, cash or other consideration.

Notwithstanding the foregoing, if (1) during the last 17 days of the applicable lock-up restriction period we issue an earnings release or disclose material news or a material event relating to us occurs, or (2) prior to the expiration of the applicable lock-up restriction period, we announce that we will release earnings results or become aware that we will disclose material news or that material event relating to us will occur during the 16-day period beginning on the last day of the applicable lock-up period, the above restrictions shall continue to apply until the expiration of the 18-day period beginning on the issuance of the earnings release or the disclosure of the material news or the occurrence of the material event unless such extension is waived in writing by each of the joint book-runners.

The lock-up provisions do not prevent:

•	transfers by a security holder of such securities by bona fide gift;

•

transfers by a security holder of such securities to any trust for the benefit of such security holder or any parent, grandparent, step parent, step grandparent, mother-in-law, father-in-law, spouse, sibling, sister-in-law, brother-in-law, son-in-law, daughter-in-law, child, step child, grandchild, step grandchild, niece or nephew, including adoptive relationships, of such security holder;

•	in the case of a security holder that is partnership, transfers by such security holder of such securities to any general partner, limited partner or affiliate of such security holder;

•	in the case of a security holder that is a limited liability company, transfers by such security holder of such securities to any member or affiliate of such security holder;

•	in the case of a security holder that is a corporation, transfers by such security holder of such securities to any wholly-owned subsidiary or affiliate of such security holder;

•	the sale by us of shares to the underwriters;

•	the issuance by us of shares of common stock upon the conversion or exchange of outstanding convertible or exchangeable securities;

•

the issuance by us of shares of common stock upon outstanding options or warrants or in connection with other equity instruments pursuant to employee benefit plans described in this prospectus or assumed by us in a merger or acquisition transaction;

•

the issuance by us of common stock, or securities exercisable for or convertible into, common stock in connection with mergers or acquisitions of securities, businesses, property or other assets, joint ventures or other strategic corporate transaction or any other transaction, the primary purpose of which is not to raise capital;

•

the filing by us, or the participation by a security holder in the filing by us, of any registration statement on Form S-8 or registration statements filed in connection with a corporate transaction described in the preceding bullet;

provided that, in the case of each of the transactions described in the first, second, third, fourth, fifth and ninth bullets above, each donee, transferee or recipient delivers to each of the joint book-runners an agreement certifying that such donee, transferee or recipient agrees to be subject to the restrictions described in the immediately preceding two paragraphs, subject to the applicable exceptions described above in this paragraph, and that such donee, transferee or recipient has been in compliance with the terms of such restrictions from the date the donor or transferor first entered into an agreement with each of the joint book-runners regarding the foregoing; provided further that, in the case of each of the transactions described in the first, second, third, fourth and fifth bullets above, such transaction did not involve a disposition for value and shall not be required to be, and will not be, disclosed or reported publicly under applicable laws, including Section 16 of the Exchange Act and the rules and regulations promulgated thereunder; and provided further that, in the case of each of the transactions described in the first, second, third, fourth and fifth bullets above, such transaction shall not have been effected on the Nasdaq Stock Market, the over-the-counter market or any other exchange or system providing share price quotations.

The restrictions described in the preceding paragraphs will not restrict the sale or other disposition of such securities that are acquired by a security holder subject to such lock-up agreements in the open market after completion of this offering, provided that such sale or other disposition fully complies with, and is not required to be, and will not be, disclosed or reported under, applicable law, including, but not limited to, Section 16 of the Exchange Act and the rules and regulations promulgated thereunder.

The restrictions described above shall not apply to the establishment of a trading plan pursuant to Rule 10b5-1 under the Exchange Act by any of our officers or directors relating to the sale of such securities, provided that such securities subject to such a Rule 10b5-1 trading plan may not be sold until after the completion of the 180-day restricted period, as the same may be extended as provided above, and neither we nor any security holder signing the above described agreement may make any public announcement, disclosure or filing relating to, or disclosing, such plan or its existence prior to the end of the lock-up period, including any extension thereof.

The joint book-runners may, in their sole discretion, waive this lock-up without public notice.

Quotation on the Nasdaq Global Market

Our common stock has been approved for quotation on the Nasdaq Global Market under the symbol “PNNT”.

Prior to this offering, there has been no public market for our common stock. The initial public offering price will be determined by negotiations between us and the representatives. Among the factors to be considered in determining the initial public offering price will be our future prospects and those of our industry in general, prevailing market conditions, our financial operating information in recent periods, and market prices of securities and financial and operating information of companies engaged in activities similar to ours and other factors deemed relevant. The estimated initial public offering price range set forth on the cover page of this prospectus is subject to change as a result of market conditions and other factors.

Electronic Offer, Sale and Distribution of Shares

A prospectus in electronic format may be made available on the Internet sites or through other online services maintained by one or more of the underwriters of this offering, or by their affiliates. Other than any prospectus made available in electronic format in this manner, the information on any web site containing the prospectus is not part of this prospectus or the registration statement of which this prospectus forms a part, has not been approved or endorsed by us or any underwriter in such capacity, and should not be relied on by prospective investors.

Price Stabilization, Short Positions and Penalty Bids

In connection with the offering, some participants in the offering may purchase and sell shares of common stock in the open market. These transactions may include short sales, syndicate covering transactions and stabilizing transactions. Short sales involve sales by the underwriters of common stock in excess of the number of shares required to be purchased by the underwriters in the offering, which creates a syndicate short position. “Covered” short sales are sales of shares made in an amount up to the number of shares represented by the underwriters’ over-allotment option. Transactions to close out the covered syndicate short involve either purchases of the common stock in the open market after the distribution has been completed or the exercise of the over-allotment option. In determining the source of shares to close out the covered syndicate short position, the underwriters will consider, among other things, the price of shares available for purchase in the open market as compared to the price at which they may purchase shares through the over-allotment option. The underwriters may also make “naked” short sales, or sales in excess of the over-allotment option. The underwriters must close out any naked short position by purchasing shares of common stock in the open market. A naked short position is more likely to be created if the underwriters are concerned that there may be downward pressure on the price of the shares in the open market after pricing that could adversely affect investors who purchase in the offering. Stabilizing transactions consist of bids for or purchases of shares in the open market while the offering is in progress for the purpose of fixing or maintaining the price of the shares of common stock.

The underwriters also may impose a penalty bid. Penalty bids permit the underwriters to reclaim a selling concession from an underwriter or syndicate member when the underwriters repurchase shares originally sold by that underwriter or syndicate member in order to cover syndicate short positions or make stabilizing purchases.

Any of these activities may have the effect of raising or maintaining the market price of the common stock or preventing or retarding a decline in the market price of the common stock. As a result, the price of the common stock may be higher than the price that might otherwise exist in the open market. The underwriters may conduct these transactions on the Nasdaq Global Market or otherwise. Neither we nor any of the underwriters makes any representation or prediction as to the direction or magnitude of any effect that the transactions described above may have on the price of our common stock. In addition, neither we nor any of the underwriters makes any representation that the underwriters will engage in these transactions. If the underwriters commence any of these transactions, they may discontinue them at any time.

In connection with this offering, the underwriters may engage in passive market making transactions in our common stock on the Nasdaq Global Market in accordance with Rule 103 of Regulation M under the Exchange Act during a period before the commencement of offers or sales of common stock and extending through the completion of distribution. A passive market maker must display its bid at a price not in excess of the highest independent bid of that security. However, if all independent bids are lowered below the passive market maker’s bid, that bid must then be lowered when specified purchase limits are exceeded.

Relationship with Underwriters

Certain of the underwriters and their respective affiliates have from time to time performed and may in the future perform various commercial banking, financial advisory and investment banking services for us for which they have received or will receive customary compensation.

United Kingdom

Each underwriter has represented and agreed that (a) it has not made and will not make an offer of shares to the public in the United Kingdom prior to the publication of a prospectus in relation to shares and the offer that has been approved by the Financial Services Authority, or FSA, or where appropriate, approved in another Member State and notified to the FSA, all in accordance with the Prospectus Directive, except that it may make an offer of the shares to persons who fall within the definition of “qualified investor” as that term is defined in section 86(1) of the Financial Services and Markets Act 2000, or FSMA, or otherwise in circumstances which do not result in an offer of transferable securities to the public in the United Kingdom within the meaning of the FSMA; (b) it has only communicated or caused to be communicated and will only communicate or cause to be communicated an invitation or inducement to engage in investment activity (within the meaning of section 21 of FSMA) received by it in connection with the issue or sale of the shares in circumstances in which section 21(1) of FSMA does not apply; and (c) it has complied and will comply with all applicable provisions of the FSMA with respect to anything done by it in relation to the shares in, from or otherwise involving the United Kingdom.

European Economic Area

In relation to each Member State of the European Economic Area which has implemented the Prospectus Directive, or Relevant Member State, each underwriter has represented and agreed that with, effect from and including the date on which the Prospectus Directive is implemented in that Relevant Member State, or the Relevant Implementation Date, it has not made and will not make an offer of shares to the public in that Relevant Member State prior to the publication of a prospectus in relation to the shares which has been approved by the competent authority in that Relevant Member State or, where appropriate, approved in another Relevant Member State and notified to the competent authority in that Relevant Member State, all in accordance with the Prospectus Directive, except that it may, with effect from and including the Relevant Implementation Date, make an offer of shares to the public in that Relevant Member State at any time:

•	to legal entities which are authorized or regulated to operate in the financial markets or, if not so authorized or regulated, whose corporate purpose is solely to invest in securities;

•

to any legal entity which has two or more of (1) an average of at least 250 employees during the last financial year; (2) a total balance sheet of more than €43,000,000 and (3) an annual net turnover of more than €50,000,000, as shown in its last annual or consolidated accounts; or

•	in any other circumstances which do not require the publication by the issuer of a prospectus pursuant to Article 3 of the Prospectus Directive.

For the purposes of this provision, the expression an “offer of shares to the public” in relation to any shares in any Relevant Member State means the communication in any form and by any means of sufficient information on the terms of the offer and the shares to be offered so as to enable an investor to decide to purchase or subscribe the shares, as the same may be varied in that Relevant Member State by any measure implementing the Prospectus Directive in that Relevant Member State and the expression “Prospectus Directive” means Directive 2003/71/EC and includes any relevant implementing measure in each Relevant Member State.

LEGAL MATTERS

Certain legal matters regarding the securities offered by this prospectus will be passed upon for PennantPark by Dechert LLP, Washington, D.C., and Venable LLP, Baltimore, Maryland. Dechert LLP also represents PennantPark Investment Advisers. Certain legal matters in connection with the offering will be passed upon for the underwriters by Sutherland Asbill & Brennan, LLP, Washington, D.C.

INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

KPMG LLP, our independent registered public accounting firm located at 345 Park Avenue, New York, New York 10154, has audited our consolidated financial statements at February 6, 2007, as set forth in their report. We have included our consolidated financial statements in this prospectus and elsewhere in the registration statement in reliance on KPMG LLP’s report, given on their authority as experts in accounting and auditing.

AVAILABLE INFORMATION

We have filed with the SEC a registration statement on Form N-2, together with all amendments and related exhibits, under the Securities Act of 1933, with respect to our shares of common stock offered by this prospectus. The registration statement contains additional information about us and our shares of common stock being offered by this prospectus.

Upon completion of this offering, we will file with or submit to the SEC annual, quarterly and current periodic reports, proxy statements and other information meeting the informational requirements of the Exchange Act. You may inspect and copy these reports, proxy statements and other information, as well as the registration statement and related exhibits and schedules, at the Public Reference Room of the SEC at 100 F Street, NE, Washington, D.C. 20549. You may obtain information on the operation of the Public Reference Room by calling the SEC at (202) 551-8090. Currently, we do not have a website. We maintain a website at www.pennantpark.com and intend to make all of our annual, quarterly and current reports, proxy statements and other publicly filed information available, free of charge, on or through our website. In the interim, you may obtain such information by contacting us, in writing at: 445 Park Avenue, 10th Floor, New York, New York 10022, Attn: Chief Financial Officer, or by telephone at (212) 307-3280. The SEC maintains an Internet site that contains reports, proxy and information statements and other information filed electronically by us with the SEC which are available on the SEC’s Internet site at http://www.sec.gov. Copies of these reports, proxy and information statements and other information may be obtained, after paying a duplicating fee, by electronic request at the following e-mail address: publicinfo@sec.gov, or by writing the SEC’s Public Reference Section, Washington, D.C. 20549-0102.

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

To the Shareholder and Board of Directors of PennantPark Investment Corporation:

We have audited the accompanying consolidated statement of assets and liabilities of PennantPark Investment Corporation (the “Company”) as of February 6, 2007 and the related consolidated statements of operations and changes in net assets for the period from January 10, 2007 (date of incorporation) through February 6, 2007. These consolidated financial statements are the responsibility of the Company’s management. Our responsibility is to express an opinion on the consolidated financial statements based on our audit.

We conducted our audit in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the consolidated financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the consolidated financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall consolidated financial statement presentation. We believe that our audit provides a reasonable basis for our opinion.

In our opinion, the consolidated financial statements referred to above present fairly, in all material respects, the consolidated financial position of PennantPark Investment Corporation as of February 6, 2007, and the results of its consolidated operations and its consolidated changes in net assets for the period from January 10, 2007 (date of incorporation) through February 6, 2007, in conformity with U.S. generally accepted accounting principles.

KPMG LLP

New York, New York

March 2, 2007, except for Note 7,

which is as of March 27, 2007

Consolidated Statement of Assets and Liabilities

As of February 6, 2007

Assets
Cash	$1,000,000

Total assets	$1,000,000

Liabilities
Accrued organization costs and other liabilities	$154,884

Net assets (80,000 shares of beneficial interest issued and outstanding; 100,000,000 shares authorized, par value of $0.001 per share)	$845,116

Net asset value per share	$10.56

See accompanying notes to the consolidated financial statements.

Consolidated Statement of Operations

Period from January 10, 2007 (Date of Incorporation) through February 6, 2007

Expenses:
Organizational costs and other liabilities	$154,884

Net loss	(154,884)

Decrease in net assets resulting from operations	$(154,884)

See accompanying notes to the consolidated financial statements.

Consolidated Statement of Changes in Net Assets

Period from January 10, 2007 (Date of Incorporation) through February 6, 2007

Decrease in net assets resulting from operations	$(154,884)
Initial contribution of capital	1,000,000

Change in net assets	$845,116
Net assets, beginning of period	—

Net asset, end of period	$845,116

See accompanying notes to the consolidated financial statements.

Notes

February 6, 2007

1. ORGANIZATION

PennantPark Investment Corporation (“PennantPark Investment” or the “Company”) was organized as a Maryland corporation on January 10, 2007. PennantPark Investment’s objective is to generate both current income and capital appreciation through debt and equity investments. The Company intends to invest primarily in middle-market companies in the form of mezzanine loans, senior secured loans and equity securities. PennantPark Investment has not had operations other than the sale and issuance of 80,000 shares of common stock at an aggregate purchase price of $1,000,000 to PennantPark Investment Advisers, LLC (the “Investment Adviser”). The consolidated financial statements include the accounts of PennantPark Investment and its wholly owned special purpose subsidiary, Pennant SPV Company, LLC.

2. ACCOUNTING POLICIES

The preparation of consolidated financial statements in conformity with U.S. generally accepted accounting principles requires management to make estimates and assumptions that affect the reported amount of assets and liabilities at the date of the consolidated financial statements and the reported amounts of income and expenses during the reported period. Actual results could differ from these estimates.

3. AGREEMENTS

PennantPark Investment has entered into an Investment Advisory and Management Agreement with the Investment Adviser under which the Investment Adviser, subject to the overall supervision of PennantPark Investment’s board of directors, will manage the day-to-day operations of and provide investment advisory services to, PennantPark Investment. For providing these services, the Investment Adviser will receive a fee from PennantPark Investment, consisting of two components—a base management fee and an incentive fee. The base management fee will be calculated at an annual rate of 2.00% on PennantPark Investment’s gross assets. For services rendered under the Investment Advisory and Management Agreement during the period commencing from the closing of PennantPark Investment’s offering through and including the first six months of operations, the base management fee will be payable monthly in arrears, and will be calculated based on the initial value of PennantPark Investment’s gross assets. For services rendered under the Investment Advisory and Management Agreement after that time, the base management fee will be payable quarterly in arrears, and will be calculated based on the average value of PennantPark Investment’s gross assets at the end of the two most recently completed calendar quarters, and appropriately adjusted for any share issuances or repurchases during the current calendar quarter. Base management fees for any partial month or quarter will be appropriately pro rated.

The incentive fee will have two parts, as follows: One part will be calculated and payable quarterly in arrears based on PennantPark Investment’s Pre-Incentive Fee Net Investment Income for the immediately preceding calendar quarter. For this purpose, Pre-Incentive Fee Net Investment Income means interest income, distribution income and any other income (including any other fees (other than fees for providing managerial assistance), such as commitment, origination, structuring, diligence and consulting fees or other fees received from portfolio companies) accrued during the calendar quarter, minus PennantPark Investment’s operating expenses for the quarter (including the base management fee, any expenses payable under the Administration Agreement, and any interest expense and distribution paid on any issued and outstanding preferred stock, but excluding the incentive fee). Pre-Incentive Fee Net Investment Income includes, in the case of investments with deferred interest feature (such as original issue discount, debt instruments with pay in kind interest and zero coupon securities), accrued income not yet received in cash. Pre-Incentive Fee Net Investment Income does not include any realized capital gains, realized capital losses or unrealized capital appreciation or depreciation. Pre-Incentive Fee Net Investment Income, expressed as a rate of return on the value of PennantPark Investment’s net assets at the end of the immediately preceding calendar quarter, will be compared to the hurdle rate of 1.75% per quarter (7.00% annualized). PennantPark Investment will pay the Investment Adviser an incentive fee with respect to PennantPark Investment’s Pre-Incentive Fee Net Investment Income in each calendar quarter as follows: (1) no incentive fee in any calendar quarter in which PennantPark Investment’s Pre-Incentive Fee Net

Investment Income does not exceed the hurdle rate; (2) 100% of PennantPark Investment’s Pre-Incentive Fee Net Investment Income with respect to that portion of such Pre-Incentive Fee Net Investment Income, if any, that exceeds the hurdle rate but is less than 2.1875% in any calendar quarter (8.75% annualized); and (3) 20% of the amount of PennantPark Investment’s Pre-Incentive Fee Net Investment Income, if any, that exceeds 2.1875% in any calendar quarter. These calculations will be appropriately pro rated for any period of less than three months and adjusted for any share issuances or repurchases during the current quarter.

The second part of the incentive fee will be determined and payable in arrears as of the end of each calendar year (or upon termination of the Investment Advisory and Management Agreement, as of the termination date), commencing on December 31, 2007, and will equal 20.0% of PennantPark Investment’s realized capital gains, if any, on a cumulative basis from inception through the end of each calendar year, computed net of all realized capital losses and unrealized capital depreciation on a cumulative basis, less the aggregate amount of any previously paid capital gain incentive fees, provided that the incentive fee determined as of December 31, 2007, will be calculated for a period of shorter than twelve calendar months to take into account any realized capital gains computed net of all realized capital losses and unrealized capital depreciation from inception.

PennantPark Investment has also entered into an Administration Agreement with PennantPark Investment Administration, LLC (“PennantPark Administration”) under which PennantPark Administration will provide administrative services for PennantPark Investment. For providing these services, facilities and personnel, PennantPark Investment will reimburse PennantPark Administration for PennantPark Investment’s allocable portion of overhead and other expenses incurred by PennantPark Administration in performing its obligations under the Administration Agreement, including rent and PennantPark Investment’s allocable portion of the costs of compensation and related expenses of its chief compliance officer, chief financial officer and their respective staffs. PennantPark Administration will also provide on PennantPark Investment’s behalf managerial assistance to these portfolio companies to which PennantPark Investment is required to provide such assistance.

4. ORGANIZATIONAL AND OFFERING EXPENSES

A portion of the net proceeds of this offering will be used for organizational, offering and other expenses. Organizational expenses will be treated as an expense as incurred. Offering costs will be charged to net assets upon the completion of the initial public offering. Offering costs of $208,572 have been incurred to date.

5. FEDERAL INCOME TAXES

As a business development company, PennantPark Investment intends to elect to be treated as a RIC under Subchapter M of the Code. Initially, PennantPark Investment expects to comply with the requirements to be a RIC and to make a corresponding change in its tax year within one month of the completion of this offering. Until that time, PennantPark Investment will be taxed as a regular corporation under Subchapter C of the Code and will be subject to corporate level taxes.

6. CREDIT FACILITY

As of February 6, 2007, Pennant SPV Company, LLC, a limited liability company organized under the laws of Delaware (“Pennant SPV”) and a wholly owned special purpose subsidiary of PennantPark Investment, entered into a senior secured credit facility (the “Credit Agreement”), with Bear Stearns Investment Products Inc., as lender (the “Lender”). Under the terms of the Credit Agreement, the Lender has agreed to extend credit to Pennant SPV in an aggregate principal of up to $200 million at any one time outstanding. The Credit Agreement matures on the earliest to occur of (1) the closing date of an initial public offering or private placement of equity securities by PennantPark Investment, (2) June 30, 2007, (3) the termination date of the Credit Facility by its terms and (4) any other date mutually agreed by the parties. The Credit Facility is secured by liens on substantially all of the assets in Pennant SPV, including its interests in any investments and any cash or cash equivalents held by it from time to time. Pricing under the Credit Facility is set at 175 basis points over applicable LIBOR, as that term is defined in the Credit Facility.

The Credit Agreement contains affirmative and restrictive covenants, including: (a) periodic financial reporting and maintenance requirements, (b) compliance with laws, documents and certain eligibility criteria, (c) maintenance of accounts, inspections and records, (d) preservation of security interests and collateral and maintenance of liens, (e) limitations on sales of assets and the use of proceeds therefrom, (f) prohibition of fundamental changes and limitation on conduct of business, (g) limitation on restricted payments, (h) limitations on liens, (i) limitation on purchases of assets, investments and loans, (j) limitations on indebtedness and guarantees, (k) limitation on issuance of additional interests and impairment of rights, (l) security interests and (m) limitation on subsidiaries. Borrowings under the Credit Agreement are subject at all times to compliance with certain eligibility criteria. As of February 6, 2007, Pennant SPV had not yet borrowed any amounts under the Credit Agreement.

The Credit Agreement will be used to finance investments made by PennantPark Investment prior to the closing of its proposed initial public offering. PennantPark Investment intends to cause Pennant SPV to repay the Credit Facility in full upon the completion of such offering.

From time to time, the Lender may provide customary commercial and investment banking services to PennantPark Investment, Pennant SPV and their affiliates.

7. SUBSEQUENT EVENTS

On March 26, 2007, PennantPark Investment Advisers LLC contributed an additional $200,000 to PennantPark Investment. As a result of this contribution, PennantPark Investment Advisers LLC holds 80,000 shares of common stock of PennantPark Investment at a total cost of $1.2 million.

As of March 26, 2007, PennantPark Investment, through Pennant SPV, entered into an Amendment to the Credit Agreement with the Lender pursuant to which the aggregate principal amount available for borrowing at any one time was increased from $200 million to $250 million.

You should rely only on the information contained in this prospectus. We have not, and the underwriters have not, authorized anyone to provide you with additional information, or information different from that contained in this prospectus. If anyone provides you with different or additional information, you should not rely on it. We are offering to sell, and seeking offers to buy, shares of our common stock only in jurisdictions where offers and sales are permitted. The information contained in this prospectus is accurate only as of the date of this prospectus, regardless of the time of delivery of this prospectus or of any sale of shares of our common stock.

Through and including May 14, 2007 (25 days after the date of this prospectus), federal securities laws may require all dealers that effect transactions in our common stock, whether or not participating in this offering, to deliver a prospectus. This is in addition to the dealers’ obligation to deliver a prospectus when acting as underwriters and with respect to their unsold allotments or subscriptions.

20,000,000 Shares

PROSPECTUS

April 19, 2007

Bear, Stearns & Co. Inc.

Banc of America Securities LLC

UBS Investment Bank

SunTrust Robinson Humphrey

Keefe, Bruyette & Woods

Friedman Billings Ramsey

Jefferies & Company

Robert W. Baird & Co.